As filed with the Securities and Exchange Commission on February 2, 2022
Registration Nos. 333-175480 and 811-04844
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment Number
Post-Effective Amendment Number: 12    ☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment Number: 145    ☒
(Check appropriate box or boxes)
Separate Account I of Integrity Life Insurance Company
(Exact Name of Registrant)
Integrity Life Insurance Company
(Name of Depositor)
400 Broadway, Cincinnati, Ohio 45202
(Address of Depositor’s Principal Executive Offices) (Zip Code)
(513) 629-1114
(Depositor’s Telephone Number, including Area Code)
The Western and Southern Life Insurance Company
(Name of Guarantor)
400 Broadway, Cincinnati, Ohio 45202
(Address of Guarantor’s Principal Executive Offices) (Zip Code)
(513) 629-1114
(Guarantor’s Telephone Number, including Area Code)
Bryan J. Kreyling, Esq.
Counsel
Western & Southern Financial Group, Inc.
400 Broadway, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
on May 1, 2022 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
X	on April 22, 2022 pursuant to paragraph (a)(1) of Rule 485 under the Securities Act

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Pinnacle Flexible Premium Variable Annuity

Pinnacle (on or before April 30, 1998)
Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon)
Pinnacle IV (July 16, 2001 to April 30, 2007)
Pinnacle V (May 1, 2007 to December 31, 2011)
May 1, 2022
Integrity Life Insurance Company
Separate Account I of Integrity Life Insurance Company
This prospectus describes the Pinnacle flexible premium variable annuity contracts and the Investment Options available under the contracts. The Pinnacle contracts consist of five classes, which differ in terms of the time period during which the class was sold, certain charges applicable to the class, and the availability of optional benefits. Please consult your contract if you are unsure which class you own, and review the Fee Table section of this prospectus for details about the fees applicable to each class.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense

This annuity is not a deposit of a bank or other financial institution. It is not insured by the Federal Deposit Insurance Corporation, the National Credit Union Share Insurance Fund or other federal entity. It is subject to investment risks, including possible loss of the principal amount invested.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at Investor.gov.
This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.
Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Pinnacle Variable Annuity.

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Appendix E – Illustration of Guaranteed Lifetime Income Advantage	117
Appendix F – Illustration of Enhanced Earnings Benefit (EEB)	123

GLOSSARY
Account Value - the value of your contract, which consists of the values of your Investment Options added together.
Adjusted Account Value - your Account Value increased or decreased by any Market Value Adjustment made to your Guaranteed Rate Options.
Administrative Office - the address you are required to use to make requests and give instructions about your annuity contract.

Regular Mail:	Overnight Mail:
Integrity Life Insurance Company PO Box 5720 Cincinnati, Ohio 45201-5720	Integrity Life Insurance Company 400 Broadway, MS 74 Cincinnati, Ohio 45202-3341

Phone:
1-800-325-8583
Annuitant - the person whose life is used to determine the Maximum Retirement Date and the amount of the Annuity Benefit and whose death triggers the payment of the Death Benefit. The Annuitant must be a human being, and cannot be changed after the Contract Date.
Annuity Benefit - periodic payments beginning on your Retirement Date that you may elect instead of a lump sum.
Business Day - any day that the New York Stock Exchange is open.
Contract Anniversary - occurs once annually on the same day as the Contract Date.
Contract Date - the date we issue you the annuity contract. It is shown on the schedule page of your contract.
Contract Year - a year that starts on your Contract Date or any Contract Anniversary.
Death Benefit - benefit paid to the Annuitant’s beneficiary after the death of the Annuitant.
Death Benefit Date - the Business Day we receive an original certified death certificate and our death claim forms in Good Order, including the beneficiary’s election of form of payment.
Distribution on Death - a distribution paid to the owner’s beneficiary after the death of the owner.
Enhanced Earnings Benefit (EEB) - an optional Death Benefit.
Fixed Accounts - Guaranteed Rate Options and Systematic Transfer Options.
Free Withdrawal Amount - the amount you may withdraw in any Contract Year without paying a withdrawal charge.
General Account - the account that contains all of our assets other than those held in separate accounts.

Good Order - complete information we require to process your application, claim or any request received at our Administrative Office, the address of which is noted above in this Glossary.
Guaranteed Lifetime Income Advantage (GLIA) - an optional benefit that guarantees lifetime payments will be available for withdrawal.
GLIA Investment Strategies - Investment Strategies available for contributions under the GLIA Rider.
Guaranteed Minimum Withdrawal Benefit (GMWB) - an optional benefit that guarantees you can withdraw a certain amount each Contract Year as long as the Rider is in effect and you limit your withdrawals to the amount available under the Rider.
Guaranteed Withdrawal Balance (GWB) - is the total amount we guarantee to be available for withdrawals while the Rider is in effect. The initial GWB is equal to your initial contribution.
Adjusted Guaranteed Withdrawal Balance - The Adjusted GWB is the GWB at the end of the prior annual processing date, plus any additional contributions you made during the current Contract Year.
Guaranteed Rate Option (GRO) - a Fixed Account that offers Guarantee Periods with fixed annual effective interest rates.
Guarantee Period - the length of time from the date of your contribution into a GRO until the GRO matures.
Market Value Adjustment (MVA) - an upward or downward adjustment made to the value of your GRO if you make withdrawals or transfers from the GRO, or elect an Annuity Benefit, before the end of the Guarantee Period.
Guaranteed Return Plus - an optional guaranteed minimum accumulation benefit that guarantees the future value of amounts contributed to a Guaranteed Return Plus Investment Option for a specified period.
Guaranteed Return Plus Investment Option - Investment Options available for contributions to the Guaranteed Return Plus Rider.
Investment Options - Variable Account Options and Fixed Accounts, collectively.
IRA - Individual Retirement Annuity under section 408(b), 408(k) or 408A of the Tax Code.
IRS - the Internal Revenue Service.
Maximum Retirement Date - the latest date you can begin your Annuity Benefit or receive a lump sum payment. For Pinnacle V and Pinnacle IV owners, the Maximum Retirement Date is the last Annuitant’s 100th birthday. For Pinnacle III and Pinnacle owners, the Maximum Retirement Date is the Annuitant’s 98th birthday.
Nonqualified Annuity - an annuity that is not a Qualified Annuity.
Payment Base - value used to determine payments under GLIA. It is the larger of your Bonus Base or your Step-Up Base.

Bonus Base - On the Contract Date, your Bonus Base is equal to your Account Value. Your Bonus Base will be adjusted if you make an additional contribution, take a Nonguaranteed Withdrawal, or receive a Bonus.

Step-Up Base - On the Contract Date, your Step-Up Base is equal to your Account Value. Your Step-Up Base will be adjusted if you make an additional contribution, take a Nonguaranteed Withdrawal, or receive a Step-Up.
Portfolio - a mutual fund in which a Variable Account Option invests.
Qualified Annuity - an annuity contract that qualifies under the Tax Code as an Individual Retirement Annuity that meets the requirements of Section 408 or 408A of the Tax Code or an annuity contract purchased under a retirement plan that receives favorable tax treatment under Section 401, 403, 457 or similar provisions of the Tax Code.
Retirement Date - any date before the Maximum Retirement Date that you choose to begin taking your Annuity Benefit.
Rider - a supplement to your contract or additional feature that provides an optional benefit at an additional cost.
Separate Account - Separate Account I of Integrity Life Insurance Company.
Surrender Value - your Adjusted Account Value reduced by any withdrawal charge, pro rata annual administrative charges and optional benefit charges.
Systematic Transfer Options (STOs) - Fixed Accounts that accept new contributions, which must be transferred from the STO into Variable Account Options within either a six-month or a one-year period. The STOs provide a guaranteed fixed interest rate that is effective for the STO period selected.
Tax Code - the Internal Revenue Code of 1986, as amended, or any corresponding provisions of subsequent United States revenue laws, and applicable regulations of the IRS.
Unit - measure of your ownership interest in a Variable Account Option.
Unit Value - value of each Unit calculated on any Business Day.
Variable Account Options - Investment Options available to you under the contract, other than the Fixed Accounts. Each Variable Account Option invests in a corresponding Portfolio with the same name.

Part 1 – Key Information, Overview, Fee Table, and Principal Risks
Important Information You Should Consider About the Pinnacle Variable Annuity Contract

Fees and Expenses		Location in Prospectus
Charges for Early Withdrawals
For the withdrawal charge, Pinnacle contracts fall into two groups:
•Contracts purchased before December 31, 1996: if you withdraw money within six years following your last contribution, you may be assessed a withdrawal charge of up to 7% of the value of the contribution withdrawn.
•Contracts purchased after December 31, 1996: if you withdraw money within seven years following your last contribution, you may be assessed a withdrawal charge of up to 8% of the value of the contribution withdrawn.
For example, if you purchased a Pinnacle contract:
•before December 31, 1996 and withdrew a $100,000 initial contribution during the first year after that contribution, you could be assessed a charge of up to $7000 on the contribution withdrawn.
•after December 31, 1996 and withdrew a $100,000 initial contribution during the first year after that contribution, you could be assessed a charge of up to $8000 on the contribution withdrawn.
Deductions and Charges
Transaction Charges	In addition to withdrawal charges, you may also be charged for other transactions. Specifically, you have 12 free transfers during a Contract Year, and we charge $20 for each additional transfer during that Contract Year.	Deductions and Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Deductions and Charges

Annual Fee	Minimum	Maximum
1. Base contract (varies by Contract Class)	___% [1]	___% [1]
2. Investment options (Portfolio Company fees and expenses)	___% [2]	___% [2]
3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%[3]	1.60%[3]
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

1The Base Contract expense consists of the mortality and expense risk charge, which is determined on an annualized basis as a percentage of the value in the Variable Account Options, plus the effect of the $30 annual administrative charge. The minimum charge reflects the 1.35% separate account charge for Pinnacle and Pinnacle III plus the effect of the $30 annual administrative charge. The maximum charge reflects the 1.55% separate account charge for Pinnacle V plus the effect of the $30 annual administrative charge.

2 As a percentage of Portfolio assets. The expenses listed are for the year ended 12/31/21, and will vary from year to year.

3 The minimum fee corresponds to the Enhanced Earnings Benefit for Annuitants aged 59 or less, and is a percentage of the Account Value. The maximum charge corresponds to the Guaranteed Lifetime Income Advantage benefit (spousal rider) under Pinnacle V (February 28, 2008 to December 31, 2011), and is a percentage of the Payment Base.

Lowest Annual Cost:	Highest Annual Cost:
$______	$______
Assumes:	Assumes:
•     Investment of $100,000
•     5% annual appreciation
•     Least expensive combination of Contract Classes and Portfolio Company fees and expenses
•     No optional benefits
•     No sales charges
•     No additional Purchase Payments, transfers, or withdrawals

•     Investment of $100,000
•     5% annual appreciation
•     Most expensive combination of Contract Classes, optional benefits and Portfolio Company fees and expenses
•     No sales charges
•     No additional Purchase Payments, transfers, or withdrawals

Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in this contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•
    This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•     Withdrawal charges apply for up to seven years following your last contribution (or up to six years, with respect to a Pinnacle contract purchased before December 31, 1996)
•     Withdrawal charges will reduce the value of your contract if you withdraw money during the withdrawal charge period applicable to the contract class you hold.
•     The benefits of tax deferral mean the contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•     An investment in this contract is subject to the risk of poor investment performance, and can vary depending on the performance of the investment options available under the contract (e.g., the Portfolios).
•     There are unique risks associated with each Portfolio, the Fixed Accounts and the Guaranteed Rate Options.
•     You should review the prospectuses for the available Portfolios and the section of this prospectus concerning the Fixed Accounts and the Guaranteed Rate Options before making an investment decision.
Principal Risks of Investing in the Contract

Insurance Company Risks
An investment in the contract is subject to the risks related to Integrity Life Insurance Company, including that any obligations (including under the Fixed Accounts and the Guaranteed Rate Options), guarantees, or benefits are subject to the claims-paying ability of Integrity Life. More information about Integrity Life Insurance Company, including its financial strength ratings, is available at Financial Ratings & Annual Reports | Western & Southern Financial Group (westernsouthern.com).
Principal Risks of Investing in the Contract
Restrictions	Location in Prospectus
Investments
•     If you elect the Guaranteed Lifetime Income Advantage, Guaranteed Minimum Withdrawal Benefit or Guaranteed Return Plus optional living benefits, we limit the Investment Options to which you can allocate Account Value.
•     Integrity Life Insurance Company reserves the right to remove or substitute Portfolios as investment options available under the contract.
•     We reserve the right to limit transfers if frequent or large transfers occur.
Integrity Life and the Separate Account Terms of Your Variable Annuity Optional Benefits
Optional Benefits
•     If you own the Guaranteed Lifetime Income Advantage Rider and take Nonguaranteed Withdrawals, your lifetime payments will decrease and the Rider may terminate. In addition, withdrawals must be taken pro rata from your Investment Options.
•    Under the Guaranteed Lifetime Income Advantage Rider, you must invest 100% of your Account Value at all times in only one of the specified Investment Strategies.
•    Under the Guaranteed Lifetime Income Advantage Rider and the Guaranteed Minimum Withdrawal Benefit Rider, we will terminate the Rider automatically upon certain events (e.g., when you elect an Annuity Benefit).
•     Under the Guaranteed Minimum Withdrawal Benefit Rider, if you withdraw more than the Guaranteed Annual Withdrawal Amount in any Contract Year, you may reduce or eliminate your guaranteed values.
•     Under the Guaranteed Minimum Withdrawal Benefit Rider, you must invest 100% of your Account Value in one of three GMWB Investment Options.
•     Under the Guaranteed Return Plus rider, partial withdrawals before the end of the 10 year accumulation period will reduce the guaranteed minimum value of your Guaranteed Return Plus Investment Option on a proportional basis.
•     The Enhanced Earnings Benefits Rider terminates automatically if you surrender the contract or elect an Annuity Benefit.
Optional Benefits

Taxes	Location in Prospectus
Tax Implications
•     You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•     If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.
•     Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
Tax Aspects of the Contract

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Some investment professionals may receive compensation for selling the contract to investors. We generally pay a commission to the sales representative up to a maximum of 7.50% of contributions, and up to a 1.00% trail commission paid on Account Value starting as early as the second Contract Year. A broker-dealer or financial institution that distributes our variable annuity contracts may receive additional compensation from us for training, marketing or other services provided. Finally, Integrity Life has agreements with some broker-dealer firms under which we pay varying amounts, but no more than 0.25% of Account Value, for enhanced access to their registered representatives. These financial arrangements may give investment professionals a financial incentive to offer or recommend the contract over another investment.	Commission Allowance and Additional Payment to Distributors
Exchanges	Some investment professionals may have a financial incentive to offer you the contract in place of the one you own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Commission Allowance and Additional Payment to Distributors
Overview of the Contract
The following is intended as a summary. Please read each section of this prospectus for additional detail.
“We,” “our,” “us,” “the Company” and “Integrity Life” mean Integrity Life Insurance Company. “You” and “your” mean the owner. This variable annuity contract is a contract between you and us. You, as the owner, have certain rights under the contract. If you purchase this annuity contract as a Nonqualified Annuity, the Annuitant named by you may be you or another person. It is important that you carefully select the owner, Annuitant, the owner’s beneficiary and the Annuitant’s beneficiary in order to achieve your objectives. See Part 5, sections titled “Death Benefit Paid on Death of Annuitant,” “Distribution on Death of Owner” and “Spousal Continuation.” Also, see Appendix D.
The contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, and thus is best suited for those with a long investment horizon. Although you have the ability to make partial withdrawals and/or surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment.

Your Rights and Benefits
As the owner of the contract, you have the following rights:
•To contribute, transfer and withdraw money. See Part 5.
•To invest in the Investment Options. See Part 3 and Appendix A.
•To elect an Annuity Benefit. See Part 5, section titled “Maximum Retirement Date and Annuity Benefit.”
•To elect any optional benefit available at the time you purchase the annuity contract. See Part 6.
•To name the Annuitant.
•To name the Annuitant’s beneficiary to receive the Death Benefit on the death of the Annuitant before the election of an Annuity Benefit and to receive any remaining payments after the election of an Annuity

Benefit. See Part 5, sections titled “Death Benefit Paid on Death of Annuitant” and “Maximum Retirement Date and Annuity Benefit.”
•To name the owner’s beneficiary to receive a distribution upon your death, as owner, or the death of a joint owner, if any. If there are joint owners, the death of either one will be treated as the death of both under this contract. Upon the death of either owner, a distribution of the Surrender Value is required to be made to the owner’s beneficiary. The joint owner is not the owner’s beneficiary. See Part 5, section titled “Distribution on Death of Owner.” If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.
Phases of the contract
The contract has two phases – the accumulation phase and the annuity phase. During the accumulation phase, subject to certain restrictions, you can apply contributions to your contract, and we provide a Death Benefit. Once you begin receiving an Annuity Benefit, your contract enters the annuity phase. During the annuity phase, we make periodic payments to you, consistent with the Annuity Benefit that you select. Once you begin the annuity phase, you will receive a stream of income payments and will be unable to make withdrawals, and any optional living benefits you have elected will terminate.
Account Value and Surrender Value
Your Account Value consists of the values of your Investment Options added together. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment performance of the corresponding Portfolio. The value of contributions allocated to the Variable Account Options is not guaranteed. Additional information about each Variable Investment Option is provided in Appendix A of this prospectus. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable MVAs. Your Account Value also is subject to various charges. See Part 4.
Your Adjusted Account Value is your Account Value, increased or decreased by any MVAs. See Part 3, section titled “Market Value Adjustments.”
Your Surrender Value is equal to your Adjusted Account Value, minus any withdrawal charge, minus the pro rata portion of the annual administrative charges and optional benefit charges, if applicable. See Part 4.
Your minimum Account Value is $1,000 ($2,000 in Texas and Washington). If the Account Value goes below the minimum Account Value and we have received no contributions from you for two Contract Years, we may terminate the contract and pay you the Account Value. We will notify you in advance and will give you at least 60 days to make additional contributions to bring the Account Value above the minimum if you wish to keep your contract in force. The minimum Account Value does not apply if you have the Guaranteed Lifetime Income Advantage rider or the Guaranteed Minimum Withdrawal Benefit rider.
Optional Benefits and Features
Optional living benefits included as part of this contract are as follows:
Guaranteed Lifetime Income Advantage (GLIA) - an optional benefit that guarantees lifetime payments will be available for withdrawal.
Guaranteed Minimum Withdrawal Benefit (GMWB) - an optional benefit that guarantees you can withdraw a certain amount each Contract Year as long as the Rider is in effect and you limit your withdrawals to the amount available under the Rider.
Guaranteed Return Plus - an optional guaranteed minimum accumulation benefit that guarantees the future value of amounts contributed to a Guaranteed Return Plus Investment Option for a specified period.

The Enhanced Earnings Benefit (EEB) is an optional Death Benefit that we offer. The EEB Rider provides an enhancement of the standard Death Benefit under the contract. Specifically, if there is a gain in the contract when we calculate the Death Benefit, we will pay an amount equal to a percentage of the gain as an additional Death Benefit.
We charge additional fees for these optional benefits. See “Fee Table”. Only the EEB remains available for new elections.
We also offer programs designed to help you allocate contributions and Account Value. These programs are detailed in Section 9, and in summary are as follows:
•Systematic Withdrawal Program: allows you to pre-authorize periodic withdrawals from your contract prior to your Annuity Date.
•Income Plus Withdrawal Program: allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy as defined by the Tax Code, from your contract any time before you reach age 59½. You will not have to pay a tax penalty for these withdrawals, but they will be subject to ordinary income tax.
•Choices Plus Required Minimum Distribution (RMD) Program: allows you to pre-authorize withdrawals from your IRA after you attain the qualified age under IRS regulations (for an owner that reached age 70½ on or before December 31, 2019, age 70½, and for an owner that reaches age 70½ on or after January 1, 2020, age 72).
•Dollar Cost Averaging Program: a program under which we transfer contributions that you have allocated to the Fidelity VIP Government Money Market Portfolio, to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis.
•Systematic Transfer Program: a program where we accept new premiums into a Systematic Transfer Option (STO), which is a Fixed Account, and make transfers out of the STO to one or more Subaccounts on a monthly or quarterly basis.
•Customized Asset Rebalancing Program: Asset rebalancing periodically resets your investments to your original allocations, ensuring that your asset mix stays in line with your investment strategy.
•Systematic Contributions Program: A program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions to your annuity contract.
How Your Contract is Taxed
This annuity contract and your benefits under the contract, including the deferral of taxes on your investment growth, are controlled by the Tax Code. If this contract is a Qualified Annuity, such as an IRA, the qualified plan status provides tax deferral and this contract provides no additional tax-deferral benefit.
Generally, the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn. You should read Part 8, titled “Tax Aspects of the Contract” for more information, and consult a tax advisor. We do not provide tax advice.
Fee Table
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer Account Value between investment options. State premium taxes may also be deducted. 1

Transaction Expenses
Pinnacle V (May 1, 2007 to December 31, 2011)

Deferred Sales Load as a percentage of contributions withdrawn 2	8%
Transfer Charge (for each transfer after 12 transfers in one Contract Year) 3	$20

Pinnacle IV (July 16, 2001 to April 30, 2007)

Deferred Sales Load as a percentage of contributions withdrawn 2	8%
Transfer Charge (for each transfer after 12 transfers in one Contract Year) 3	$20

Pinnacle III (May 1, 1998 to July 15, 2001)

Deferred Sales Load as a percentage of contributions withdrawn 2	8%
Transfer Charge (for each transfer after 12 transfers in one Contract Year) 3	$20

Pinnacle (January 1, 1997 to April 30, 1998)

Deferred Sales Load as a percentage of contributions withdrawn 2	8%
Transfer Charge (for each transfer after 12 transfers in one Contract Year) 3	$20

Pinnacle (on or before December 31, 1996)

Deferred Sales Load as a percentage of contributions withdrawn 2	7%
Transfer Charge (for each transfer after 12 transfers in one Contract Year) 3	$20
_______________________________________
1     State premium taxes currently range from 0% to 3.5%.
2     Deferred sales load refers to withdrawal charges, which decrease from the maximum amount indicated above based on the age of each contribution being withdrawn. See Part 4.
3     This charge does not apply to transfers made in the Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs.

The next tables describe the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio Company fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Pinnacle V (February 25, 2008 to December 31, 2011)	Maximum Charge	Current Charge
Administrative Expenses 4	$30	$30
Base Contract Expenses (assessed on value in Variable Account Options)	1.55%	1.55%
Optional Benefit Expenses (as a percentage of benefit base or other)
Optional Enhanced Earnings Benefit (EEB) Charge (assessed on Account Value; charge shown is for Annuitants age 70-79) 5,6	0.50%	0.50%
Optional Guaranteed Lifetime Income Advantage (GLIA) – Individual Rider Charge (assessed on the Payment Base) 6,7	1.20%	0.90%
Optional Guaranteed Lifetime Income Advantage (GLIA) – Spousal Rider Charge (assessed on the Payment Base) 6,7	1.60%	1.15%
Optional Guaranteed Return Plus Rider Charge (assessed on amount allocated to Guaranteed Return Plus Investment Options) 6 (available only from February 25, 2008 to November 24, 2008)	0.60%	0.60%

Pinnacle V (May 1, 2007 to February 24, 2008)	Maximum Charge	Current Charge
Administrative Expenses 4	$30	$30
Base Contract Expenses (assessed on value in Variable Account Options)	1.55%	1.55%
Optional Benefits Expenses (as a percentage of benefit base or other)
Optional Enhanced Earnings Benefit (EEB) Charge (assessed on Account Value; charge shown is for Annuitants age 70-79)5,6	0.50%	0.50%
Optional Guaranteed Minimum Withdrawal Benefit (GMWB) Charge (assessed based on the Adjusted Guaranteed Withdrawal Balance) 6	1.20%	0.60%
Optional Guaranteed Return Plus Rider Charge (assessed on amount allocated to Guaranteed Return Plus Investment Options) 6	0.60%	0.60%

Pinnacle IV (July 16, 2001 to April 30, 2007)	Maximum Charge
Administrative Expenses 4	$30
Base Contract Expenses (assessed on value in Variable Account Options)	1.45%
Optional Benefit Expenses (as a percentage of benefit base or other)
Optional Enhanced Earnings Benefit Charge (EEB) (assessed on Account Value; charge shown is for Annuitants age 70-79) 5,6	0.50%
Optional Guaranteed Return Plus Rider Charge (assessed on amount allocated to Guaranteed Return Plus Investment Options)6 (available only from June 26, 2006 to April 30, 2007)	0.60%
nacle (pre 1-1-12) Integrity     10

Pinnacle III (May 1, 1998 to July 15, 2001)	Maximum Charge
Administrative Expenses 4	$30
Base Contract Expenses (assessed on value in Variable Account Options)	1.35%

Pinnacle (on or before April 30, 1998)	Maximum Charge
Administrative Expenses 4	$30
Base Contract Expenses (assessed on value in Variable Account Options)	1.35%
________________________________________
4     This charge, which we call the Annual Administrative Charge, will be waived if the Account Value is at least $50,000 on the last day of the Contract Year.
5     Charge is based on the Annuitant’s age on the Contract Date:

Age	Charge at annual effective rate
59 or less	0.20%
60-69	0.40%
70-79	0.50%

Where the following benefits are offered, you could elect only one of such benefits: (a) EEB, Individual or Spousal GLIA, and Guaranteed Return Plus (b) EEB, GMWB, and Guaranteed Return Plus (c) EEB and Guaranteed Return Plus
_______________________________________
6     See Part 6 of this prospectus.
7     The current charge for the Optional GLIA - Individual Rider Charge was 0.60% and the Spousal Rider Charge was 0.80% from 2-25-08 to 2-28-09; the maximum charge was the same
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the contract. A complete list of Portfolio Companies available under the contract, including their annual expenses, may be found in Appendix A – Portfolio Companies Available Under The Contract.

Annual Portfolio Company Expenses*	Maximum	Minimum
(expenses deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	____%	____%
_______________________________________
*The expenses listed are for the year ended December 31, 2021, and will vary from year to year. There may be expense reimbursements or fee waivers in effect, which if applied, would result in lower charges that what is depicted here.
Example
The example is intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio Company expenses.
Each example assumes that you invest $100,000 in the contract for the time periods indicated. Each example also assumes that your investment has a 5% return each year, and (except for the “no rider” examples) assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
For Pinnacle V (May 1, 2007 to December 31, 2011):
Highest Cost Example using Maximum Charge for Highest Cost Rider
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge and the maximum Portfolio operating expenses (____%), plus the maximum cost of the GLIA Spousal Rider, where the younger Annuitant (the person whose life is used to determine the Maximum Retirement Date and the amount of the Annuity Benefit and whose death triggers the payment of the Death Benefit) is age 65 on the Contract Date (the date we issue you the annuity contract).  If the current cost of the GLIA Spousal Rider was used, the total cost would be less than indicated in this example.  Based on these assumptions, your costs would be:
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$
If you do not surrender your contract or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$

Highest Cost Example with No Riders
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses ( %).  The cost of optional Riders is not included. Based on these assumptions, your costs would be:
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$

If you do not surrender your contract or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$

For Pinnacle IV (July 16, 2001 to April 30, 2007):
Highest Cost Example using Maximum Charge for Highest Cost Rider
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, Guaranteed Return Plus Rider charge and the maximum Portfolio operating expenses among the Portfolios available with the Guaranteed Return Plus Rider ( ) 1. Based on these assumptions, your costs would be:
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$

If you do not surrender your contract or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$
______________________________________________________
1     This example reflects lower total costs even with the highest cost Rider because the highest Portfolio operating expenses of those Portfolios available with the Rider are less than the highest Portfolio operating expenses of the Portfolios available without the Rider.
Highest Cost Example with No Riders
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses ( %).  The cost of optional Riders is not included. Based on these assumptions, your costs would be:
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$

If you do not surrender your contract or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$

For Pinnacle III (May 1, 1998 to July 15, 2001) and Pinnacle (January 1, 1997 to April 30, 1998):
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses ( %). No optional Riders were available with the Pinnacle III. Based on these assumptions, your costs would be:
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$

If you do not surrender your contract or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$
For Pinnacle (on or before April 30, 1998):
The following example includes the withdrawal charge, the annual administrative charge, the mortality and expense risk charge, and the maximum Portfolio operating expenses ( %). No optional Riders were available with the Pinnacle. Based on these assumptions, your costs would be:
If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$

If you do not surrender your contract or select an Annuity Benefit with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$	$	$	$
Principal Risks of Investing in the Contract
There are risks associated with investing in this contract. You can lose money in a variable annuity contract, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the Portfolios and other Investment Options you select. It is possible for your Account Value to be less than the sum of your contributions.
Variable annuities are not a short-term investment vehicle. The withdrawal charge applies for a number of years after the date(s) of the premiums you pay under the contract, so the contract should only be purchased for the long-term. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% income tax penalty if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.
Set forth below are some specific risks you should consider.

Investment Risk. You bear the risk of any decline in the Account Value caused by the performance of the Portfolios. Those Portfolios could decline in value very significantly, and there is a risk of loss of your entire amount invested. The investment risks are described in detail in the prospectus for each Portfolio, and vary among the Portfolios. Generally, if the subaccounts you have selected (which invest in the underlying Portfolios) make money, your contract value goes up. If they lose money, your contract value goes down. You bear the entire investment risk. Even a subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the subaccount level. We do not promise that the Portfolios will meet their investment objectives. Interests in the contract and shares of the Portfolios are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.
Investment risk also is present with respect to the Guaranteed Rate Option (GRO), where a negative Market Value Adjustment could result in an investment loss to you.
Withdrawal and Surrender Risk. You should carefully consider the risks associated with withdrawals under the contract. A full surrender of the contract or a partial withdrawal from it may be subject to substantial surrender charges. You cannot make withdrawals from the contract after it has been annuitized. Finally, withdrawals generally reduce values under an optional benefit you may have elected and even can result in termination of the benefit. Thus, you should not view the contract as a ready source of immediate cash. Rather, you should view the contract as a long-term investment designed to assist with your retirement financial needs.
Investment Restrictions – Opportunity Risks. Certain riders under the contract (e.g., Guaranteed Lifetime Income Advantage) restrict your choice of available Portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the rider from our own assets. These restrictions could result in an opportunity cost – in the form of Portfolios that you did not invest in that ultimately might have generated superior investment performance. You should consider these investment restrictions when deciding whether to elect and/or retain any such optional benefit.
Risk Associated With Election of optional benefits. In general, the optional benefits impose requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If you fail to adhere to these requirements, that may diminish the value of the benefit. It is possible that you will pay fees for an optional benefit without fully realizing the guarantees under the benefit. For example, such would be the case if you were to hold the GMWB for many years and die sooner than anticipated, without having taken withdrawals.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including Fixed Account interest, death benefits, annuity income payments and guarantees under an optional benefit that exceed the associated Account Value), are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Account Value. For instance, cyber attacks may: interfere with our processing of contract transactions, including the processing of orders with the Portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your contract to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your contract that result from cyber attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business.
Part 2 – Integrity Life and the Separate Account
Integrity Life Insurance Company
Integrity Life is a stock life insurance company organized under the laws of Arizona on May 3, 1966, and redomesticated to Ohio on January 3, 1995. Our principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202. We are authorized to sell life insurance and annuities in 49 states and the District of Columbia. Integrity Life is a subsidiary of The Western and Southern Life Insurance Company, a life insurance company organized under the laws of the State of Ohio on February 23, 1888.
Integrity Life guarantees certain amounts under the contract. We refer to these guaranteed amounts as “insurance obligations.” Examples of insurance obligations are Death Benefits greater than the Account Value or income payments under the GLIA or GMWB Rider after your Account Value is exhausted. If these insurance obligations are greater than your Account Value, we will pay you those amounts from our General Account. Benefit amounts paid from the General Account are subject to our financial strength and claims paying ability and our long-term ability to make such payments. There are risks to purchasing any insurance product.
The Western and Southern Life Insurance Company, Integrity Life’s parent company, has guaranteed the insurance obligations of Integrity Life to its contract owners, including the owners of this contract (the Guarantee). Amounts covered by the Guarantee are subject to the financial strength and claims paying ability of The Western and Southern Life Insurance Company. The Guarantee does not guarantee investment performance on the portion of your Account Value invested in the Variable Account Options. The Guarantee provides that contract owners can enforce the Guarantee directly.
Separate Account I and the Variable Account Options
Separate Account I was established in 1986, and is maintained under the insurance laws of the State of Ohio. The Separate Account is a unit investment trust, which is a type of investment company governed by the 1940 Act.
Under Ohio law, we own the assets of our Separate Account and use them to support the Variable Account Options of your contract and other variable annuity contracts. You participate in the Separate Account in proportion to the amounts in your Variable Account Options. Integrity Life Insurance Company is responsible for all obligations under the contract.
Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets of the Separate Account may not be charged with the liabilities arising out of our other businesses. We may allow fees that are owed to us to stay in the Separate Account, and, in that way, we can participate proportionately in the

Separate Account. We may also periodically withdraw amounts that are earned and owed to us from the Separate Account.
The Separate Account is divided into subaccounts called Variable Account Options. Each Variable Account Option invests in shares of a corresponding Portfolio (or fund) with the same name. The Variable Account Options currently available to you are listed in Appendix A of this prospectus.
Distribution of Variable Annuity Contracts
Touchstone Securities, Inc., an affiliate of Integrity Life, serves as the principal underwriter for our variable annuity contracts. Touchstone Securities, Inc. and Integrity Life are under the common control of the same parent company: The Western and Southern Life Insurance Company. The principal business address of Touchstone Securities, Inc. is 400 Broadway, Cincinnati, Ohio, 45202. The contracts are sold by individuals who are insurance agents and also registered representatives of broker-dealers or financial institutions that have entered into distribution agreements with us.
Changes in How We Operate
We can change how the Company or our Separate Account operates, subject to the approval of the federal or state regulators when required by the 1940 Act or other applicable laws. We will notify you if any changes result in a material change in the underlying Portfolios or the Investment Options. We may:
•combine the Separate Account with any other separate account we own;
•transfer assets of the Separate Account to another separate account we own;
•add, remove, substitute, close, combine or limit investment in an Investment Option or withdraw assets relating to your contract from one Variable Account Option and put them into another;
•register or end the registration of the Separate Account under the 1940 Act;
•operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are “interested persons” of Integrity);
•restrict or eliminate any voting rights of owners or others that affect our Separate Account; this may only arise if there is a change in current SEC rules;
•cause one or more Variable Account Options to invest in a fund other than or in addition to the Portfolios;
•operate our Separate Account or one or more of the Investment Options in any other form the law allows, including a form that allows us to make direct investments;
•make any changes required by the 1940 Act or other federal securities laws;
•make any changes necessary to maintain the status of the contracts as annuities and/or Qualified Annuities under the Tax Code; or
•make other changes required under federal or state law relating to annuities.
Part 3 – Your Investment Options
You may invest your contributions to this contract in the Variable Account Options, the Fixed Accounts or both.
The Variable Account Options
Each Variable Account Option invests in shares of a mutual fund, referred to as a Portfolio (or fund). Each Variable Account Option and its corresponding Portfolio share the same name. The value of your Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio’s prospectus and SAI. See also Appendix A of this prospectus.

Information regarding each Portfolio, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the appendix to this prospectus entitled “Portfolio Companies Available Under the Contract”. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You may obtain paper copies of those prospectuses by calling our Administrative Office toll-free at 1-800-325-8583.
We have entered into agreements with the investment advisors and/or distributors of each of the Portfolios. Under the terms of these agreements, we will provide administrative, marketing and distribution services to the Portfolios as consideration for payments. The Portfolios or their investment advisors or distributors pay us fees equal to an annual rate ranging from 0.05% to 0.45% of the average daily net assets invested by the Variable Account Options in the Portfolios. These fees may be paid by the investment advisors from the investment advisors’ assets or from the Portfolios under plans adopted by the Portfolios pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act). In addition, we may receive marketing allowances from investment advisors to support training and distribution efforts. These fees increase your costs.
The services we provide to the Portfolios are in addition to the services we provide and expenses we incur in marketing and administering the variable annuity contracts. Services to the Portfolios include, without limitation, delivery of current fund prospectuses, annual and semi-annual reports, notices, proxies and proxy statements and other informational materials; telephone and Internet service support in connection with the underlying Investment
Options; maintenance of records reflecting fund shares purchased and redeemed; preparing and submitting omnibus trades; daily reconciliations of fund share balances; and receiving, tabulating and transmitting proxies executed by or on behalf of variable contract owners with investments in the Portfolios. We also provide marketing and distribution services for the Portfolios.
Static Asset Allocation Models
We may offer one or more asset allocation models in connection with your variable annuity at no extra charge. Asset allocation is the process of investing in different asset classes – such as equity funds, fixed income funds, and alternative funds – depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees.
We have no discretionary authority or control over your choice of Variable Account Options or your other investment decisions. We may make available educational information and materials, such as a risk tolerance questionnaire, that may help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice about whether an asset allocation model may be appropriate for you.
Our asset allocation models are “static.”  Although we may change or terminate asset allocation models we are offering to new contract purchasers, we will not change your allocations unless you advise us to do so. You will not be notified if the models are terminated or changed. You will not be provided with information regarding any terminations or changes to the asset allocation models. If you elect to invest using an asset allocation model, and if you elect automatic rebalancing, we will continue to rebalance your percentage allocations among the Variable Account Options in your existing model.
You should consult your investment professional periodically to consider whether any model you have selected is still appropriate for you. You may choose to invest in an asset allocation model or change your Investment Options and asset allocation at any time.
Asset allocation does not ensure a profit, guarantee that your Account Value will increase or protect against a decline if market prices fall. An asset allocation model may not perform as intended. Any asset allocation models offered are based on then available Variable Account Options. We may discontinue the program or add, eliminate or change the models at any time.
The Fixed Accounts
Our Fixed Accounts are offered through a non-unitized separate account, which supports the Guaranteed Rate Options (GROs) and Systematic Transfer Options (STOs) for this annuity contract. Our General Account supports the portion of the Death Benefit, the Annuity Benefit, and any guarantees offered under a Rider that are in excess of Account Value. The non-unitized separate account and the General Account are not registered under the Securities Act of 1933 or the 1940 Act. Disclosures regarding the Fixed Accounts, the General Account and the non-unitized separate account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Guaranteed Rate Options
We currently offer GROs with Guarantee Periods of five, seven and ten years. If you purchased a Pinnacle or Pinnacle III the 10-year GRO is not available.
Each GRO matures at the end of the Guarantee Period you have selected. We can change the Guarantee Periods available for renewal at any time. Each contribution or transfer to a GRO establishes a new GRO for the Guarantee Period you choose at the guaranteed interest rate that we declare as the current rate (Guaranteed Interest Rate). When you put a contribution or transfer into a GRO, a Guaranteed Interest Rate is locked in for the entire Guarantee Period you select. We credit interest daily at an annual effective rate equal to the Guaranteed Interest Rate. If your contract is issued in the state of Washington, the GROs are not available.
The value of a contribution or transfer to your GRO is called the GRO Value. Assuming you have not transferred or withdrawn any amounts from your GRO, the GRO Value will be the amount you contributed or transferred plus interest at the Guaranteed Interest Rate, less any annual administrative charge and optional benefit charges that may apply.
We may declare an enhanced rate of interest in the first year for any contribution or transfer allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period. This enhanced rate will be declared at the time of your allocation and guaranteed for the first year of the Guarantee Period. We may also declare and credit a special interest rate or additional interest at any time on any nondiscriminatory basis.
If you have more than one GRO with the same Guarantee Period, the GROs are considered one GRO for Account Value reporting purposes. For example, when you receive a statement from us, all of your five-year GROs will be shown as one GRO while all of your seven-year GROs will appear as another GRO, even though they may have different maturity dates and different interest rates. However, you will receive separate notices concerning GRO renewals for each contribution or transfer you have made, since each contribution or transfer will have a different maturity date.
All contributions or transfers you make to a GRO are placed in a non-unitized separate account. The value of your GROs is supported by the reserves in our non-unitized separate account.
Renewals of GROs
We will notify you in writing before the end of your GRO Guarantee Period. You must tell us before the end of your Guarantee Period if you want to transfer your GRO Value to one or more Variable Account Options or other GROs. We will make your transfer to the new Investment Options, including any new Guarantee Period you elect, when we receive your election in Good Order at our Administrative Office, even if the previous Guarantee Period has not ended. You can get our current Guaranteed Interest Rates by calling our Administrative Office.

If we do not receive instructions in Good Order at our Administrative Office before the end of the Guarantee Period, when the Guarantee Period ends we will set up a new GRO for the same Guarantee Period as your old one, if available, at the then-current Guaranteed Interest Rate. If the same Guarantee Period is not available:
•For Pinnacle V (May 1, 2007 to December 31, 2011) contracts issued in Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah or Virginia, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next shorter duration. If no shorter duration is available, we will transfer the Account Value in your maturing GRO to the Fidelity VIP Government Money Market Portfolio.
If your Account Value is transferred to the Money Market Portfolio, it will be subject to risk of loss, including loss of principal. If you choose to allow any Account Value in a maturing GRO to go into the Fidelity VIP Government Money Market Portfolio, you should read the fund’s prospectus and understand the risks before investing. The Fidelity VIP Government Money Market Portfolio charges management fees and other expenses that are deducted from the fund. Also, the Mortality and Expense Risk charge for your variable annuity will be deducted from the Account Value invested in the Fidelity VIP Government Money Market Portfolio, as with all of the Variable Account Options.
•For Pinnacle V (May 1, 2007 to December 31, 2011) contracts issued in any state other than those states listed above, and for all other versions of the Pinnacle issued in any state that are covered by this prospectus, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next shorter duration. If no shorter duration is available, we will transfer the Account Value in your maturing GRO to a new available Guarantee Period with the next longer duration. For example, if your maturing GRO was for a 3-year GRO and when it matures, only the 5-year, 7-year or 10-year GROs are available, your new GRO will be for 5 years.
You cannot renew into a GRO that would mature after your Maximum Retirement Date.
Market Value Adjustments
A Market Value Adjustment (MVA) is an adjustment, either up or down, that we make to your GRO Value if you surrender your contract, make a partial withdrawal or transfer from your GRO, or elect an Annuity Benefit, before the end of the Guarantee Period. An MVA also applies to a Distribution on Death of the owner before the end of the Guarantee Period, but not on the payment of Death Benefits (paid after the death of the Annuitant). No MVA applies to partial withdrawals up to the Free Withdrawal Amount at any time. No MVA applies to partial withdrawals or transfers, election of Annuity Benefits or calculations of Distributions on Death, within 30 days of the expiration of the GRO Guarantee Period. The MVA does not apply to partial withdrawals taken to meet required minimum distributions under the Tax Code as long as you do not take additional partial withdrawals during the Contract Year that exceed any remaining Free Withdrawal Amount. The GRO Value after the MVA is applied, the Adjusted Account Value, may be higher or lower than the GRO Value before the MVA is applied.
The MVA we apply to your GRO Value is based on the changes in our Guaranteed Interest Rates. Generally, if our Guaranteed Interest Rates have increased since the time of your contribution or transfer to the GRO, the MVA will reduce your GRO Value. On the other hand, if our Guaranteed Interest Rates have decreased since the time of your contribution or transfer, the MVA will generally increase your GRO Value.
The MVA for a GRO is determined by the following formula:1
MVA = GRO Value x [(1 + A)N/12 / (1 + B + .0025)N/12 - 1], where
A is the Guaranteed Interest Rate being credited to the GRO subject to the MVA;

B is the current Guaranteed Interest Rate, as of the effective date of the application of the MVA, for current allocations to a GRO, the length of which is equal to the number of whole months remaining in your GRO. Subject to certain adjustments, if that remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GROs of the next highest and next lowest Guarantee Period; and
N is the number of whole months remaining in your GRO.
_________________________________________________________
1 The formula for contracts issued in Pennsylvania is MVA = GRO Value x [(1 + A)N/12 / (1 + B)N/12 - 1].
If the remaining term of your GRO is 30 days or less, the MVA will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO. If that remaining period is not equal to an exact term for which there is a United States Treasury Note, B will be determined by a formula that finds a value between the yield to maturity of the next highest and next lowest term, subject to certain adjustments. Any enhanced rate, special interest rate or additional interest credited to your GRO will be separate from the Guaranteed Interest Rate and will not be used in the MVA formula.
The MVA formula contains a factor of .0025. This represents a payment to us for the cost of processing the withdrawal and MVA. We receive this portion whether the MVA increases or decreases the GRO Value.
See Appendix C for illustrations of the MVA.
Systematic Transfer Options
We offer STOs that provide a fixed interest rate guaranteed for the STO period selected and paid on your contributions while they are in the STO. Available STO periods are six months and one year. All STO contributions will be transferred into the Variable Account Options within either six months or one year of your STO contribution, depending on which STO you select. We do not allow transfers from a STO to a GRO. We require a minimum contribution to the STO of $6,000 to fund the six-month STO or $12,000 to fund the one-year STO. We will automatically transfer equal amounts monthly for the six-month STO and either monthly or quarterly for the one-year STO.
The STOs are available for new contributions only. You cannot transfer from other Investment Options into the STOs. We do not accept Systematic Contributions into the STOs. See “Systematic Transfer Program” in Part 9 for more details. The STO is not available in Washington.
Part 4 – Deductions and Charges
Mortality and Expense Risk Charge
We deduct a daily charge equal to an annual effective rate applied to your Account Value in the Variable Account Options to cover mortality and expense risk and certain administrative expenses.
If you purchased a Pinnacle or Pinnacle III, your annual effective rate is 1.35%. If you purchased a Pinnacle IV, your annual effective rate is 1.45%. If you purchased a Pinnacle V, your annual effective rate is 1.55%. A portion of the mortality and expense risk charge pays us for assuming the mortality risk and the expense risk under the contract. The mortality risk, as used here, refers to our risk that Death Benefits are greater than anticipated, or that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more Annuity Benefits than anticipated. The expense risk is our risk that the expenses of administering the contract will exceed the annual administrative charge discussed in the next section.

Expenses of administering the contracts include, without limitation, processing applications; issuing contracts; processing customer orders and other requests; making investments to support fixed accounts, death benefits, and living benefits; providing regular reports to customers; providing reports and updates to regulators; maintaining records for each contract owner; administering income payments; furnishing accounting and valuation services (including the calculation and monitoring of the daily Unit Values); reconciling and depositing cash receipts; drafting and filing forms; and research and development. The administration expense may also reimburse us for the costs of distribution of this variable annuity.
We expect to make a profit from this fee. The mortality and expense risk charge cannot be increased without your consent.
Annual Administrative Charge
We charge an annual administrative charge of $30, which is deducted on the last day of the Contract Year if your Account Value is less than $50,000 on that day. This charge is taken pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units you own. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated if, during a Contract Year, you surrender the contract, select an Annuity Benefit or upon the calculation of a Death Benefit or Distribution on Death of owner. Confirmation of this regular fee transaction will appear on your quarterly statement.
The annual administrative charge helps offset the expenses of administering the contracts discussed in the section just above this one, titled “Mortality and Expense Risk Charge.”
Portfolio Charges
The Variable Account Options buy shares of the corresponding Portfolios at each Portfolio’s net asset value. The price of the shares reflects investment management fees and other expenses that have already been deducted from the assets of the Portfolios. Please refer to Appendix A and the individual Portfolio prospectuses for complete details on Portfolio expenses.
As discussed in the section above entitled The Variable Account Options, we receive payments from the Portfolios or their investment advisors or distributors. These fees may affect the total Portfolio expenses and may increase the expenses of the Portfolios.
Withdrawal Charge
With respect to each contract, except a Pinnacle contract purchased before December 31, 1996, if you withdraw your contributions, you may be charged a withdrawal charge of up to 8%. The amount of the withdrawal charge is a percentage of each contribution withdrawn and not of the Account Value. The charge varies, depending upon the “age” of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made.

Contribution Year	Charge as a Percentage of the Contribution Withdrawn
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
thereafter	0

If you purchased a Pinnacle contract before December 31, 1996, you may be charged a withdrawal charge of up to 7%. The amount of the withdrawal charge is a percentage of each contribution and not of the Account Value. The charge varies, depending upon the “age” of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made.

Contribution Year	Charge as a Percentage of the Contribution Withdrawn
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
thereafter	0

When you take a withdrawal, the oldest contribution is treated as the first withdrawn, then next oldest and so on. Any gain or earnings in your contract come out only after an amount equal to all your contributions, and any applicable charges on those contributions, is withdrawn. Please note, however, that for federal income tax purposes, withdrawals generally are considered gain first. See Part 8.
Because withdrawal charges apply to your contributions, if your Account Value has declined due to poor performance of your selected Variable Account Options or you have taken previous withdrawals, including the Free Withdrawal Amount, the withdrawal charge may be greater than the amount available for withdrawal. In some instances, your Account Value may be positive, but you will not have money available to withdraw due to the amount of the withdrawal charge still applicable to your contributions. Withdrawal charges apply to the withdrawal charge amount itself since this amount is part of the Account Value withdrawn.
Partial withdrawals up to the Free Withdrawal Amount are not subject to the withdrawal charge. More details on the Free Withdrawal Amount are in Part 5, in the section titled “Withdrawals.”
We allow two ways for you to request withdrawals. In the first method, you receive the amount requested, and any withdrawal charge is taken from the Account Value. This reduces your Account Value by the amount of the withdrawal charge in addition to the amount you requested. This is the method used unless you request otherwise or unless you have elected one of the GLIA Riders. In the second method, you receive less than you requested if a withdrawal charge applies because the Account Value is reduced by the amount of the requested withdrawal and any withdrawal charge is taken from that amount. When the withdrawal charge is deducted from the Account Value, it is deducted on a pro rata basis from the subaccounts then held under the contract.

We will not deduct a withdrawal charge from:
•the Death Benefit paid on the death of the Annuitant; or
•a withdrawal used to buy an immediate Annuity Benefit from us after the first Contract Anniversary with either (i) a life contingency, or (ii) a period certain that provides for fixed payments over at least five years. (Some periods certain may not be available, in which case you will have to select a longer period from the available periods.)
If a withdrawal of a contribution would be subject to a withdrawal charge, we do not allow you to transfer that contribution to another annuity or other investment under Section 1035 of the Tax Code or as a trustee-to-trustee transfer of a Qualified Annuity. For more information, see Part 8, section titled “Exchanges and Transfers.”
For more information and examples of the application of a withdrawal charge, see Appendix B.
Hardship Waiver
We may waive the withdrawal charge on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We may also waive the MVA on any amounts withdrawn from the GROs. Hardship circumstances may include the owner’s (1) confinement to a nursing home, hospital or long-term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment for at least 180 consecutive days. (The hardship waiver does not include unemployment on contracts issued in Indiana, Montana, New Jersey, Oregon, Texas and Washington.) We can require reasonable notice and documentation including, but not limited to, a physician’s certification and Determination Letter from a State Department of Labor. The waivers of the withdrawal charge and MVA apply to the owner, not to the Annuitant. If there are joint owners and either meets the requirements, the waiver will be applied. The hardship waiver is not available on contracts issued in South Dakota. Hardship Waivers were not available for Pinnacle contracts issued prior to February 15, 1997.
Commission Allowance and Additional Payments to Distributors
We generally pay a commission to the sales representative equal to a maximum of 7.50% of contributions and up to 1.00% trail commission paid on Account Value starting as early as the second Contract Year. Commissions may vary due to differences between states, sales channels, sales firms and special sales initiatives.
A broker-dealer or financial institution that distributes our variable annuity contracts may receive additional compensation from us for training, marketing or other services provided. These services may include special access to sales staff and advantageous placement of our products. We do not make an independent assessment of the cost of providing such services.
Integrity Life has agreements with some broker-dealer firms under which we pay varying amounts, but no more than 0.25% of Account Value, for enhanced access to their registered representatives. This payment to broker-dealer firms is separate from and in addition to brokerage commissions paid to our distributors from your Distribution Charge. The broker-dealer firms are American Portfolios Financial Services, Inc., BBVA Securities, Inc., BOK Financial Securities, Inc., Cadaret, Grant & Co., Inc., Cetera Investment Services LLC, Commerce Brokerage Services, Inc., CUNA Mutual Insurance Agency, CUSO Financial Services, LP, Fifth Third Securities, Inc., Frost Brokerage Services, Inc., Hancock Investment Services, Inc., Huntington Securities, Inc., Infinex Investments, Inc., LPL Financial LLC, M&T Securities, Inc., PNC Investments LLC, and US Bancorp Investments, Inc.
Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable annuity contract. This could create a conflict of interest between the broker-dealer or the registered representative and the customer. These payments could provide incentive to a broker-dealer or registered representative to recommend a Contract that is not in your best interest. You can find more about additional compensation in the Statement of Additional Information.
Optional Benefit Charges
You may have purchased one of the Riders offered with this contract, which provide optional benefits for an additional cost. The additional cost of each Rider, along with complete details about the benefits, is provided in Part 6.
Transfer Charge
You have 12 free transfers during a Contract Year. We charge $20 for each additional transfer during that Contract Year. Transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer Programs described in Part 9 do not count toward the 12 free transfers and we do not charge for transfers made under these programs.
Tax Reserve
In the future, we may charge for taxes or set aside reserves for taxes, which will reduce the investment performance of the Variable Account Options.
State Premium Tax
We will not deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If you elect an Annuity Benefit, we will deduct any applicable state premium taxes from the amount available for the Annuity Benefit. State premium taxes currently range from 0 to 3.5%.
Part 5 – Terms of Your Variable Annuity
Purchasing the Contract
If you wish to purchase this annuity contract, you must apply for it through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, we will issue a contract and send it to you either directly or through your sales representative.
To apply for this contract, you must be of legal age to enter into a contractual relationship under applicable state law, generally 18 years old. You must be no older than 85 at the time of application.
Contributions

Minimum initial contribution	$1,000
Minimum additional contribution [1]	$100
Maximum total contributions	$1,000,000	if the Annuitant is age 75 or younger
	$500,000	if the Annuitant is age 76 or older
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1     If your contract is issued in the state of Washington, you may make additional contributions only during the first Contract Year. If your contract was issued in Oregon, you cannot make any additional contributions.
Different contribution limits apply if you select the GLIA Rider. See Part 6. If your contract is a Qualified Annuity, we will measure your additional contributions against any maximum limits for annual contributions set by federal law. If your contract is a Qualified Annuity, and you transfer or roll over money in the calendar year on or after you reach the qualified age under the Tax Code and applicable IRS regulations (for an owner that reached age 70½ on or before December 31, 2019, age 70½, and for an owner that reaches age 70½ on or after January 1, 2020, age 72), you must take your required minimum distributions for the current calendar year before you purchase this contract unless an exemption is otherwise available under applicable law. See Part 8, section titled “Tax-Favored Retirement Programs” for more information about required minimum distributions.
Initial Contributions
We will invest your contributions in the Investment Options you select on your application. We will use your initial contribution allocated to the Variable Account Options to purchase Units at the Unit Value determined no later than two Business Days after we receive the contribution and your complete application in Good Order at our Administrative Office.  If the application is not in Good Order, we may retain the initial contribution for up to five Business Days while attempting to complete it.  If the application is not in Good Order within five Business Days, you will be informed of the reason for the delay.  We will return the initial contribution to you unless you specifically allow us to hold the contribution until the application is completed.
Additional Contributions
We will credit each additional contribution on the Business Day we receive it in Good Order at our Administrative Office. We will use contributions allocated to Variable Account Options to purchase Units at the Unit Value as of the next close of the New York Stock Exchange.
We will invest each additional contribution according to the allocation we have on record as your “future allocation.” If you submit a contribution without allocation instructions, we allocate the contribution consistent with your most recent allocation (which could be your initial allocation instructions if those are the most recent). You can change your future allocation for additional contributions at any time by writing to the Administrative Office. The request must include your contract number, the new allocation and your signature. When we receive it at our Administrative Office, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept allocation changes by telephone. See “Transfers” in Part 5. Different rules apply if you have the GLIA, GMWB or Guaranteed Return Plus Riders. See Part 6.
We will accept additional contributions at any time through age 90. We may refuse additional contributions if: (1) we previously discontinued accepting additional contributions into the annuity contract or any Investment Option; (2) the additional contribution does not meet our minimum additional contribution amount or exceeds our maximum contribution amount for the annuity contract or for a specific Investment Option; or (3) for any reason allowed by law.
Allocations on Record
Changing your future allocation does not change the current allocation of your Account Value or the allocation used for rebalancing, if any. You must provide specific instructions if you wish to change your current allocation or rebalancing allocation. You should review your allocations periodically to ensure they still meet your investment goals and needs.
Units in Our Separate Account
Your investment in the Variable Account Options is used to purchase Units. On any given day, the value you have in a Variable Account Option is the number of Units you own in that Variable Account Option multiplied by the Unit Value. The Units of each Variable Account Option have different Unit Values.
Units are purchased when you make new contributions or transfer amounts to a Variable Account Option. Units are redeemed (sold) when you make withdrawals or transfer amounts out of a Variable Account Option into a different Investment Option. We also redeem Units to pay the Death Benefit when the Annuitant dies, to make a Distribution on Death of owner, to pay the annual administrative charge, to pay for certain optional benefits and to purchase an Annuity Benefit. The number of Units purchased or redeemed in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Variable Account Option’s Unit Value, calculated as of the next close of business of the New York Stock Exchange.
If we make a mistake in executing any purchase or redemption, we will reprocess, if necessary, any trades made in error and ensure that you receive the correct Unit Values. We will put you in the same position you otherwise would have been in. Depending on the change in Unit Values between the error and correction, we may experience a gain or loss as a result of any reprocessing.
The Unit Values of the Variable Account Options fluctuate with the investment performance of the corresponding Portfolios, which reflects the investment income, realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolio’s expenses.
How We Determine Unit Value
We determine Unit Values for each Variable Account Option after the close of business of the New York Stock Exchange, which is normally 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the net investment factor for that Variable Account Option on the current Business Day. We determine a net investment factor for each Variable Account Option as follows:
•First, we take the value of the Portfolio shares that belong to the corresponding Variable Account Option at the close of business that day. For this purpose, we use the share value reported to us by the Portfolios.
•Next, we add any dividends or capital gains distributions by the Portfolio on that day.
•Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.
•Then we divide this amount by the value of the Portfolio shares that belong to the corresponding Variable Account Option at the close of business on the last day that a Unit Value was determined.
•Finally, we subtract the mortality and expense risk charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an annual effective rate of 1.55% for Pinnacle V, 1.45% for Pinnacle IV and 1.35% for Pinnacle III and Pinnacle, not including any Rider charges.
Generally, this means that we adjust Unit Values to reflect the investment performance of the Portfolios and the mortality and expense risk charge.
Transfers
You may transfer all or any part of your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions:
•The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option.
•Transfers into a GRO will establish a new GRO for the Guarantee Period you choose at the then-current Guaranteed Interest Rate.
•Transfers out of a GRO more than 30 days before the end of the Guarantee Period are subject to an adjustment of the value called an MVA. See Part 3.
•Transfers within or among the GLIA Investment Strategies, GMWB Investment Options and Guaranteed Return Plus Investment Options are restricted. See Part 6.
If you reallocate some or all of your Account Value invested in the Variable Account Options and the GROs at one time, it will count as one transfer.
You have 12 free transfers during a Contract Year. After this limit is reached, we charge $20 for each additional transfer during that Contract Year. See Part 4, section titled “Transfer Charge.”

You may request a transfer by writing to our Administrative Office at the address in the Glossary. Mail sent to any other address may not be in Good Order. Each request for a transfer must be signed by you and specify:
•the contract number,
•the amounts to be transferred, and
•the Investment Options to and from which the amounts are to be transferred.
If one portion of a transfer request involving multiple Investment Options violates our policy or is not in Good Order, the entire transfer request will not be processed.
You may also request transfers through our telephone transfer service using your personal identifiers. We will honor telephone transfer instructions from any person who provides correct identifying information. We are not responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf. You may request telephone transfers from 9:00 a.m. to 5:00 p.m. Eastern Time on any day we are open for business. We do not guarantee that we will be able to accept transaction instructions via telephone at all times, and we reserve the right to limit, restrict or terminate telephonic transaction privileges at any time.
If we receive your transfer request in Good Order at our Administrative Office before the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time) on a Business Day, you will receive the Unit Values for the Variable Account Options as of the close of business on that same day. Transfer requests for Variable Account Options received by us at or after the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time) on a Business Day, or anytime on a day other than a Business Day, will be processed using Unit Values as of the close of business on the next Business Day. We will confirm all transfers in writing.
A transfer request or a reallocation of your Account Value does not change your future allocation or rebalancing allocation on file. You must provide specific instructions if you wish to change these allocations.
Different rules apply if you have the GLIA, GMWB or Guaranteed Return Plus Riders. See Part 6.
Excessive Trading
We reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an owner or certain owners if we are informed by one or more of the Portfolios that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected Portfolios.
We reserve the right to modify these restrictions or to adopt new restrictions at any time and in our sole discretion.
We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. Accordingly, you will need to submit a new transfer request in order to make a transfer that was not made because of these limitations.
Specific Notice Regarding the Use of this Annuity for Market Timing or Frequent Trading
This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in stale price arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in mutual fund pricing or for any other reason should not purchase this contract. These abusive or disruptive transfers can have an adverse effect on management of a Portfolio, increase Portfolio expenses and affect Portfolio performance.

The following policies for transfers between Investment Options are designed to protect contract owners from frequent trading activity. However, we may not be able to detect all frequent trading, and we may not be able to prevent transfers by those we do detect. As detecting frequent trading and preventing its recurrence is, in many circumstances, a reactive response to improper trading, we cannot guarantee, despite our policies and procedures, that we will detect all frequent trading in our contracts, prevent all frequent trading and prevent all harm caused by frequent trading.
1.    Prohibited Transfers. Under normal market conditions, we will refuse to honor the following transfer requests:
•a transfer request into an International or High Yield Variable Account Option (as defined by us) if, within the preceding five Business Days, there was a transfer out of the same Variable Account Option;
•a transfer request out of an International or High Yield Variable Account Option if, within the preceding five Business Days, there was a purchase or transfer into the same Variable Account Option.
2.    Allowable Transfers Accompanying a Prohibited Transfer. We cannot honor an otherwise allowable transfer request if it is made at the same time or accompanies a request for a Prohibited Transfer.
3.    Notification. We will notify you if your requested transfer is not made.
4.    Suspension or Revocation of Same-Day Transfer Privileges. If you, as owner (or agents acting on your behalf) engage in market timing or excessive trading, as determined by a Portfolio’s investment advisor in its sole discretion, you may have your same-day transfer privileges suspended or revoked in accordance with the Portfolio’s policies set forth in its prospectus.
•If your same-day transfer privileges are revoked, you will be required to submit all future transfer requests by U.S. mail or overnight delivery service. Transfer requests made by telephone, Internet, fax, same-day mail or courier service will not be accepted.
•In addition, if you wish to cancel a transfer request, your cancellation request must also be in writing and received by U.S. mail or overnight delivery service. The cancellation request will be processed as of the day it is received.
5.    20 Investment Option Transfers Permitted. You may submit 20 Investment Option transfers each Contract Year for each contract by U.S. mail, Internet, telephone request, or fax.
•All requests for transfers among your Investment Options in excess of 20 per Contract Year must be submitted by regular U.S. mail or overnight delivery. Transfer requests made by telephone, Internet, fax, same day mail or courier service will not be accepted, and Internet trading privileges will be suspended. If you want to cancel a written Investment Option transfer, you must also cancel it in writing by U.S. mail or overnight delivery service. We will process the cancellation request as of the day we receive it.
•Upon reaching your next Contract Anniversary, you will again be provided with 20 Investment Option transfers. The number of allowable Investment Option transfers is not cumulative and may not be carried over from year to year.
•Transfers made under our Dollar Cost Averaging Program, Systematic Transfer Option Program, Customized Asset Rebalancing Program, or other related programs we may offer are not counted toward the 20 Investment Option transfer limitation. If we or a Portfolio’s investment advisor determine in our sole discretion that you are manipulating these or similar programs to circumvent our transfer policies, we may take any action that we deem appropriate to stop this activity. This could include (but is not limited to) revoking your same-day transfer privileges or your ability to utilize these programs.

Conformity with these policies does not necessarily mean that trading will not be deemed to constitute market timing. If it is determined by us or by a Portfolio’s investment advisor, in our sole discretion, that you are attempting to engage in improper trading, your same-day transfer privileges may be suspended or revoked. We may reverse transactions made in violation of our market timing or frequent trading policies. We will take into consideration any information, data and directives provided to us by the Portfolios’ investment advisors regarding improper trading.
We have entered into agreements with each Portfolio company as required by Rule 22c-2 of the 1940 Act. The agreements require us to engage in certain monitoring and reporting of trading activity and bind us to implement instructions from the Portfolio if its frequent trading policies are violated or if the Portfolio determines, in its sole discretion, that disruptive trading has occurred. If we are notified by a Portfolio’s investment advisor that the frequency or size of trades by an individual or group of individuals is disruptive to the management of the Portfolio, and the investment advisor rejects a trade or restricts further trading in that Portfolio by the individual or group, we will comply with that request promptly. We will reject a trade or impose the Portfolio’s investment advisor’s restriction even if the transactions otherwise conform to our policies. We do not grant waivers of these policies to particular investors or classes of investors.
We may modify these restrictions at any time in our sole discretion.
Withdrawals
You may make withdrawals as often as you wish. Each non-systematic withdrawal must be at least $300. Unless you request a withdrawal from a specific Investment Option, we will take the withdrawal from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the Account Value withdrawn will come from each of your four Investment Options. For purposes of this pro rata calculation, the total Account Value in all GROs of the same duration or all STOs of the same duration will be treated as one Investment Option. The portion of the money coming from more than one GRO or STO of the same duration will be withdrawn first from the oldest GRO or STO. For information on systematic withdrawals, see Part 9.
We process withdrawals when we receive your request in Good Order at our Administrative Office. When you take a withdrawal from a Variable Account Option, Units are redeemed at the Unit Value as of the next close of the New York Stock Exchange.
For partial withdrawals, the total amount deducted from your Account Value will include:
•the withdrawal amount requested,
•plus or minus any MVA that applies (see Part 3, section titled “Market Value Adjustments”),
•plus any withdrawal charge that applies (see Part 4, section titled “Withdrawal Charge”).
The net amount you receive will be the amount you requested, less any applicable tax withholding. Generally, withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See Part 8.
Withdrawals are attributed to your Account Value in the following order: (1) any remaining Free Withdrawal Amount; (2) contributions that are no longer subject to a withdrawal charge and have not yet been withdrawn; (3) contributions subject to a withdrawal charge; and (4) any gain, interest, or other amount that is not considered a contribution. Your investment comes out first, beginning with the oldest contribution, then next oldest and so on. Any gain or earnings in your contract come out only after an amount equal to all contributions, and any applicable charges on those contributions, are withdrawn. Please note, however, that for tax purposes, withdrawals are considered to be gain first. See Part 8.

Your financial professional or a third party may have offered you asset allocation or investment advisory services for your contract. Fees you pay for such investment advisory services are in addition to any contract charges. While we no longer allow new arrangements for payment for such services from your Account Value, you may have such an arrangement already in place. If so, you should be aware that these payments are withdrawals from your Account Value and could be subject to a withdrawal charge. We will withdraw the requested payment according to the third party’s instructions (including instructions about which Investment Options to withdraw the fee from) and send you a confirmation of the transaction. We will not verify the accuracy of the amount requested. If you purchased a GLIA Rider or a Guaranteed Minimum Withdrawal Benefit (GMWB) Rider, these payments could also cause a Nonguaranteed Withdrawal or make you ineligible to receive a Bonus. We, therefore, do not recommend using this annuity contract to pay for such services.
Certain Death Benefits and optional benefits are reduced by withdrawals on a proportional basis. See Part 5, section titled “Death Benefits Paid on Death of Annuitant” and Part 6.
Additional restrictions apply to withdrawals if you have the GLIA, GMWB or Guaranteed Return Plus Rider. See Part 6.
Examples of withdrawals and the application of a withdrawal charge are located in Appendix B.
Free Withdrawal Amount
You may take your Free Withdrawal Amount each Contract Year without a withdrawal charge or MVA.
If you purchased a Pinnacle, Pinnacle III or Pinnacle V contract, the Free Withdrawal Amount is the greater of:
•10% of your Account Value on the date of the withdrawal, minus any previous withdrawals during that Contract Year; or
•10% of your Account Value at your most recent Contract Anniversary, minus any previous withdrawals during that Contract Year.
If you purchased a Pinnacle IV contract, the Free Withdrawal Amount is the greater of:
•15% of your Account Value on the date of the withdrawal, minus any previous withdrawals during that Contract Year; or
•15% of your Account Value at your most recent Contract Anniversary, minus any previous withdrawals during that Contract Year.
If you do not take the Free Withdrawal Amount in any one Contract Year, you cannot add it to the next year’s Free Withdrawal Amount.
The Free Withdrawal Amount does not apply to a full surrender. Taking your Free Withdrawal Amount will not reduce the total withdrawal charges applicable to your contract. If you take a withdrawal or surrender the contract, we will assess any applicable withdrawal charge on the amount of your contributions withdrawn, which are not reduced for any Free Withdrawal Amount you have taken.
The Free Withdrawal Amount is available for withdrawal only. You may not use your Free Withdrawal Amount as a transfer to another annuity or other investment under Section 1035 of the Tax Code or as a trustee-to-trustee transfer of qualified assets. For more information, see Part 8, section titled “Exchanges and Transfers.”
Assignments
You may assign your rights by providing us written notice of assignment in Good Order signed by you. Unless otherwise specified by you in the notice, the assignment will be effective on the date you sign the notice. We are not liable for payments made or actions taken by us before we receive and record the notice at our Administrative

Office. We may restrict the assignment where restrictions are for purposes of satisfying applicable laws or regulations. Assignment may be a taxable event. We are not responsible for the validity under state or other laws or for any tax consequences of the assignment. Assignment is generally not allowed if you have elected a Guaranteed Return Plus, GLIA or GMWB Rider.
Death Benefit Paid on Death of Annuitant
Unlike some other variable annuities, this contract pays the Death Benefit upon the Annuitant’s death, rather than upon the owner’s death. (See section titled “Distribution on Death of Owner” for discussion of amount paid on death of owner who is not the Annuitant.) You name the Annuitant’s beneficiary (or beneficiaries). We will pay a Death Benefit to the Annuitant’s surviving beneficiary if:
•the Annuitant dies before the Retirement Date (after the Retirement Date, the Death Benefit no longer exists); and
•there is no contingent Annuitant.
A Death Benefit will not be paid after the Annuitant’s death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract. The Annuitant and any contingent Annuitants may not be changed once the contract has been issued.
If an Annuitant’s beneficiary does not survive the Annuitant, then the Death Benefit is generally paid to the Annuitant’s estate. If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.
The Annuitant’s beneficiary may elect to take the Death Benefit in one of the following forms:
1.lump sum – if the beneficiary elects this option, we will pay the Death Benefit to the Annuitant’s beneficiary.
2.deferral for up to five or ten years – if the beneficiary elects this option, we will allow the beneficiary to keep the Death Benefit amount invested in the Investment Options currently available for a period of up to five or ten years (as permitted under the tax rules). At the end of five or ten years, the entire amount must be paid to the beneficiary.
3.irrevocable income payout option – if an “eligible designated beneficiary” elects this option, he or she must choose to receive the Death Benefit either as an immediate annuity with a life contingency or as substantially equal payments over his or her life expectancy. If payment over the life expectancy is elected, we will allow the beneficiary to keep the Death Benefit amount invested in the Investment Options currently available, to the extent this does not conflict with the Tax Code requirements under which this option is available (primarily section 72(s) of the Tax Code). This option is only available if elected within 60 days after the death of the Annuitant. Distributions must begin within one year from the date of death.
If the beneficiary selects option two or three above, for money invested in the Fixed Accounts, he or she will receive the guaranteed minimum interest rate applied to the Fixed Accounts under the current version of the contract, which may be lower than the guaranteed minimum interest rate applied to the Fixed Accounts in your contract. If the beneficiary fails to make an election within a reasonable time, we may automatically process the claim as if option two were elected.
If the beneficiary is not a human being, the beneficiary must elect either a lump sum or deferral for up to five years.
You may elect to have the Death Benefit paid to the Annuitant’s beneficiary as an Annuity Benefit, in which case the Annuitant’s beneficiary will not have the choices above, but will receive the death benefit in the form you have elected.

You may change the Annuitant’s beneficiary by sending the appropriate form in Good Order to the Administrative Office. We may limit the number of beneficiaries you can have at one time.
Please consult your financial professional and tax advisor in order to identify your beneficiaries properly so that the Death Benefit is paid to the intended beneficiary, and to structure your contract so that spousal continuation can occur, if that is your intention. See Appendix D for assistance in structuring your contract.
Death Benefit for contracts Issued between May 1, 2004 and December 31, 2011
For contracts where the Annuitant’s age on the Contract Date is up to and including age 85, the Death Benefit will be the greatest of:
•highest Account Value on any Contract Anniversary before the Annuitant’s 81st birthday, plus any contributions received after that Contract Anniversary, minus a proportional adjustment for any withdrawals (and associated charges) taken after that Contract Anniversary;
•total contributions, minus a proportional adjustment for any withdrawals (and associated charges); or
•the Account Value on the Death Benefit Date.
The amount of the Death Benefit is determined on the Death Benefit Date and if the Death Benefit is greater than the Account Value, we will invest the difference in the contract on the Death Benefit Date. Specifically, we will allocate that difference to each Investment Option held under the contract immediately prior to the death and to each such Investment Option in the same proportion that the Investment Option represented to the overall Account Value immediately prior to death.
Death Benefit for contracts issued between May 1, 1998 and April 30, 2004
For contracts where the Annuitant’s age on the Contract Date is up to and including age 85:
If the Annuitant dies before age 90 (or the contract’s 10th Contract Anniversary, if later) and before annuity payments have started, the Death Benefit will be the greatest of:
•your highest Account Value on any Contract Anniversary before Annuitant’s age 81, plus any contributions received after that Contract Anniversary, minus a proportional adjustment for any withdrawals (and associated charges) received after that Contract Anniversary; or
•total contributions, minus any withdrawals (and associated charges); or
•the Account Value on the Death Benefit Date.
If the Annuitant dies at or over age 90 (or after the contract’s 10th Contract Anniversary, if later), the Death Benefit is the Account Value at the end of the Business Day when we receive proof of death.
For contracts issued after the Annuitant’s 86th birthday, the Death Benefit is your current Account Value.
Death Benefit for contracts issued between January 1, 1997 and April 30, 1998
For contracts issued before the Annuitant’s 80th birthday, the Death Benefit is the highest of:
•your highest Account Value on any Contract Anniversary before Annuitant’s age 81, plus subsequent contributions and minus subsequent withdrawals (and associated charges);
•total contributions, minus subsequent withdrawals (and associated charges); or
•the Account Value on the Death Benefit Date.
For contracts issued after the Annuitant’s 80th birthday, the Death Benefit is your current Account Value.
Death Benefit for contracts issued between May 1, 1996 and December 31, 1996
The Death Benefit is the greatest of:
•the annuity value on the Death Benefit Date;

•your highest annuity value at the beginning of any Contract Year, plus subsequent contributions and minus subsequent withdrawals (and associated charges); or
•your total contributions minus the sum of withdrawals (and associated charges).
Death Benefit for contracts issued between January 1, 1995 and April 30, 1996
The Death Benefit is the greatest of:
•your annuity value on the seventh Contract Anniversary plus subsequent contributions, minus subsequent withdrawals (and associated charges);
•your highest annuity value on any Contract Anniversary after the seventh Contract Anniversary plus subsequent contributions minus subsequent withdrawals (and associated charges) (this option is available in some states only if you elected it);
•total contributions minus the sum of withdrawals (and associated charges); or
•the annuity value on the Death Benefit Date.
Death Benefit for contracts issued before January 1, 1995
The amount of the Death Benefit is the greatest of:
•the annuity value on the Death Benefit Date;
•the annuity value at the beginning of the seventh Contract Year plus subsequent contributions and minus subsequent withdrawals (and associated charges);
•your total contributions minus the sum of withdrawals (and associated charges); or
•for Annuitants younger than 70 years old on the birthday nearest the Contract Date, an enhanced minimum Death Benefit, explained below.
The enhanced minimum Death Benefit is the same as the guaranteed Death Benefit, except that the guaranteed Death Benefit may not exceed the maximum guaranteed Death Benefit.
The guaranteed Death Benefit on your Contract Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed Death Benefit allocated to the Variable Account Options by adding interest at an annual rate of 7% until the Contract Anniversary nearest the Annuitant’s 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Variable Account Options during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed Death Benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your contributions allocated to the Variable Account Options, including the amount of interest calculated on the values allocated to your Variable Account Options for purposes of determining the guaranteed Death Benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers.
Your maximum guaranteed Death Benefit is determined by totaling your contributions during your first five Contract Years, subtracting all withdrawals (and associated charges), multiplying the result by two, and then adding that to your total contributions made after the first five Contract Years.
Effect of Withdrawals on the Death Benefit if a Proportional Adjustment is Applied
If you take withdrawals from your contract, we will make a proportional adjustment to your Death Benefit. This means that your Death Benefit will be reduced by the same percentage as your withdrawal bears to your Account Value at the time of withdrawal. The following example shows the effect of a withdrawal where the Death Benefit amount is based on total contributions:
•if your Death Benefit is $100,000 (i.e., representing total premiums of $100,000) where your current Account Value is $80,000 and the highest annuity value or highest Account Value also is a lesser amount,
•and you take a withdrawal of $10,000 (which includes any withdrawal charge and associated charges),

•we will reduce your Death Benefit by 12.5% because that is the same percentage that your withdrawal bears to your Account Value at the time of the withdrawal ($10,000 /$80,000);
•therefore, your Death Benefit is reduced by $12,500 – to $87,500.
Because the Account Value at the time of the withdrawal in this example is less than the Death Benefit, the Death Benefit is decreased by a larger dollar amount than the partial withdrawal amount. All Death Benefits are reduced proportionally for withdrawals and any charges associated with the withdrawals.
This example is for illustrative purposes only and does not predict results.
Distribution on Death of Owner
If you (as owner) die, and the Annuitant (or contingent Annuitant) is still living, your entire interest in this contract must be distributed to the owner’s beneficiary. If you are the Annuitant (and no contingent Annuitant is still living), the above section titled “Death Benefit Paid on Death of Annuitant” applies instead of this section. If you own the contract jointly with your spouse or anyone else, the first death of one of the joint owners will be treated as the death of both owners, and a Distribution on Death to the owner’s beneficiary will be required. It is not a good idea to own this annuity contract jointly, even with your spouse. The joint owner is not the owner’s beneficiary. See Appendix D.
You name the owner’s beneficiary (or beneficiaries). We will pay the owner’s surviving beneficiary the Distribution on Death. If an owner’s beneficiary does not survive the owner, then the Distribution on Death of the owner is generally paid to the owner’s estate. If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.
If you, as owner, die on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of the annuity must be distributed to the owner’s beneficiary at least as quickly as the method in effect when you died.
If you, as owner, die before the Retirement Date, the Surrender Value will be paid to the owner’s beneficiary in one of the following forms:
1.lump sum – if the beneficiary elects this option, we will pay the Surrender Value to the beneficiary.
2.deferral for up to five or ten years – if the beneficiary elects this option, we will allow the beneficiary to keep the Account Value invested in the Investment Options currently available for a period of up to five or ten years (as permitted under the tax rules). At the end of five or ten years, the entire Surrender Value as of that date must be paid to the beneficiary.
3.irrevocable income payout option – if the beneficiary elects this option, he or she must choose to receive the Surrender Value either as an immediate annuity with a life contingency or as substantially equal payments over his or her life expectancy. If payment over the life expectancy is elected, we will allow the beneficiary to keep the Account Value invested in the Investment Options currently available, to the extent this does not conflict with the Tax Code requirements under which this option is available (primarily section 72(s) of the Tax Code). This option is only available if elected within 60 days. Distributions must begin within one year from the date of the owner’s death. Withdrawal charges continue to apply to the withdrawals taken under this option.
If the beneficiary selects option two or three above, for money invested in the Fixed Accounts, he or she will receive the guaranteed minimum interest rate applied to the Fixed Accounts under the current version of the contract, which may be lower than the guaranteed minimum interest rate applied to the Fixed Accounts in your contract. If the beneficiary fails to make an election within a reasonable time, we may automatically process the claim as if option two were elected.

If the beneficiary is not a human being, the beneficiary must elect either a lump sum or deferral for up to five years.
If your (owner’s) sole beneficiary is your spouse, your surviving spouse may be able to continue the contract (along with its tax-deferred status) in his or her name as the new owner. See the section below on Spousal Continuation and Appendix D.
You may change the owner’s beneficiary by sending the appropriate form in Good Order to the Administrative Office. We may limit the number of beneficiaries you can name. If the owner is a trust, custodian or other entity, the owner must name itself as the Annuitant’s sole beneficiary and the owner’s sole beneficiary.
Please consult your financial professional and tax advisor in order to identify your beneficiaries properly so that the Death Benefit, rather than the Surrender Value, is paid to the intended beneficiary, and to structure your contract so that spousal continuation can occur, if that is your intention.
Spousal Continuation
Standard Spousal Continuation
If you (as owner) die, and the Annuitant (or contingent Annuitant) is still living, the Tax Code allows your surviving spouse to continue the annuity contract, along with its tax-deferred status, only if your spouse is named as the owner’s sole beneficiary. This is called standard spousal continuation. See Appendix D for more information about parties to the contract and spousal continuation.
Enhanced Spousal Continuation
This annuity contract also provides an enhanced type of spousal continuation (Enhanced Spousal Continuation). The Enhanced Spousal Continuation under this contract is available if you (as owner) die, but only if you have structured your contract as follows:
•you are the sole owner and Annuitant;
•no contingent Annuitant is named;
•no joint owner is named;
•your surviving spouse is the owner’s sole beneficiary; and
•your surviving spouse is the Annuitant’s sole beneficiary.
Under this Enhanced Spousal Continuation, we will increase the continued contract’s Account Value to the same amount that would have been paid to your surviving spouse if he or she had taken the Death Benefit as a lump sum distribution. Depending on which is the higher value (see section titled “Death Benefit Paid on Death of Annuitant”), the Death Benefit may be equal to the Account Value or higher than the Account Value on the Death Benefit Date. If the Death Benefit is higher than the Account Value, we will pay the difference and this added value will be invested in the Investment Options you have selected on a pro rata basis as of the Death Benefit Date. For example, if the Account Value at death was $100,000, but we would have paid out a Death Benefit of $115,000, the surviving spouse’s contract will continue with a $115,000 Account Value. The continued contract’s initial Account Value will never be less than the Account Value.
The surviving spouse continues the contract with its tax deferred earnings and all terms and conditions of the contract continue to apply, including the MVA, except:
•withdrawal charges no longer apply; and
•we will no longer accept additional contributions.
When the surviving spouse dies, a new Death Benefit, measured from the date of the continued contract, will be paid to the beneficiary named by the surviving spouse.

Under either type of spousal continuation:
•if the surviving spouse is under 59½, the 10% federal tax penalty for early withdrawal may apply if withdrawals are taken;
•certain Investment Options or administrative programs may not be available on the continued contract; and
•we may make changes to continued contracts that are permitted by law.
See Appendix D for more information about parties to the contract and spousal continuation.
Federal Tax Advantages of Spousal Continuation Available to Married Same-Sex Spouses
A same-sex surviving spouse is recognized as your spouse under the Tax Code and will qualify for the federal tax advantages of spousal continuation.
The survivor of a civil union or domestic partnership is not recognized as your spouse under the Tax Code and the federal tax advantages of spousal continuation are not available. The survivor of a civil union or domestic partnership may elect to continue the contract under its terms if the celebration occurred in a state that legally recognizes the relationship. The continuation of the contract by such surviving civil union or domestic partner, however, is treated as an ordinary transfer of ownership and will be a taxable event.
Death Claims
A death claim must be filed to receive either the Death Benefit on the death of the Annuitant or a distribution of the Surrender Value on the death of the owner. A death claim will be effective on the Business Day we receive due proof of death of either the owner or Annuitant. For us to pay the death claim, the beneficiary must promptly submit an original certified death certificate and Company death claim paperwork in Good Order, including his or her election.
During the period from the date of death until we receive all required paperwork in Good Order, the Account Value will remain invested in the Investment Options you chose, will continue to reflect the investment performance of any Variable Account Options during this period and will be subject to market fluctuations. Fees and expenses will continue to apply. All automated transactions will stop when we receive notice of death.
If there are multiple beneficiaries, after one beneficiary submits death claim paperwork, we will calculate the first beneficiary’s share of the Death Benefit or Distribution on Death and make payment according to the first beneficiary’s election. Each remaining beneficiary’s share of the Death Benefit or Distribution on Death of owner will remain invested in the Variable Account Options and remain subject to market fluctuations. Any part of a death claim amount invested in Fixed Accounts will be combined and invested in our funds on deposit account earning an interest rate set at our discretion.
Death Benefit proceeds ordinarily will be paid within 7 days after receipt at our Administrative Office of an original certified death certificate and death claim paperwork in Good Order, including the beneficiary’s election of how they wish to receive the Death Benefit proceeds.
Maximum Retirement Date and Annuity Benefit
Your Annuity Benefit is available any time after your first Contract Anniversary up until the Maximum Retirement Date. For Pinnacle V and Pinnacle IV owners, the Maximum Retirement Date is the last Annuitant’s 100th birthday. For Pinnacle III and Pinnacle owners, the Maximum Retirement Date is the Annuitant’s 98th birthday. You may elect your Annuity Benefit by writing to the Administrative Office any time before the Maximum Retirement Date.
Upon the Maximum Retirement Date, you may elect to receive a lump sum of your Surrender Value, or you may elect an Annuity Benefit. The amount applied toward the purchase of an Annuity Benefit will be the Adjusted

Account Value, less any pro rata annual administrative charge, and applicable state premium tax. However, the Surrender Value will be the amount applied if the Annuity Benefit you select does not have a life contingency and either (i) is a fixed period of less than five years, or (ii) the annuity can be changed to a lump sum payment without a withdrawal charge.
Once an Annuity Benefit is elected, you will no longer have an Account Value, Surrender Value, Death Benefit or other accessible cash value. When the contract value is applied toward the purchase of an Annuity Benefit, it is converted into a stream of income payments. The Annuity Benefit provides regular fixed payments, which may be made monthly, quarterly, semi-annually or annually. You cannot change or redeem the annuity once payments have begun. For any annuity, the minimum periodic payment must be at least $100. The dollar amount of each annuity payment decreases as the frequency of the annuity payments increases (e.g., annuity payments received monthly will be less than those received semi-annually with respect to a given sum that is annuitized.
We currently offer the following types of annuity payout options, funded through our General Account; however, we may eliminate or change these options at any time:
•life and 10-year certain annuity, which provides a fixed life income annuity with 10 years of payments guaranteed. If the Annuitant dies before the end of the 10-year period, the Annuitant’s beneficiary will receive the remaining periodic payments.
•period certain annuity, which provides for fixed payments for a fixed period. The fixed periods available may vary from time to time and the fixed period selected may not extend past your 100th birthday. The payment amount is determined by the period you select. If the Annuitant dies before the end of the period selected, the Annuitant’s beneficiary will receive the remaining periodic payments.
•life and period certain annuity (other than 10 years), which provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and any joint Annuitant under a joint and survivor annuity. The fixed periods available may vary from time to time. If the Annuitant (or the Annuitant and the joint Annuitant under a joint and survivor annuity) dies before the fixed period selected ends, the remaining periodic payments in the fixed period will go to the Annuitant’s beneficiary.
•life only annuity, which provides fixed payments for the life of the Annuitant, or until the Annuitant and joint Annuitant both die under a joint and survivor annuity. Once the Annuitant (or last joint Annuitant) dies, no further payments will be made and no value remains for any beneficiaries.
If you have not already selected a form of Annuity Benefit, we will contact you prior to your Maximum Retirement Date. You can tell us at that time the type of Annuity Benefit you want. If we do not receive your election on or before your Maximum Retirement Date, you will automatically receive a life and 10-year certain Annuity Benefit option.
You may not apply a portion of your Account Value to an Annuity Benefit.
Annuity Benefit Payments
The amount of your Annuity Benefit payments is based on the option you choose, the annuity rates applied and, in the case of a life contingent annuity option, on the Annuitant’s age and gender (or the ages and genders of both annuitants, in the case of a joint annuity). Gender may not be a factor under some tax-favored retirement programs, and under certain state laws where gender-neutral rates apply.
If the age or gender of an Annuitant has been misstated, you will receive benefits that would have been purchased at the correct age and gender. Any overpayments or underpayments made by us will be charged or credited with interest at the rate required by your state. If we have made overpayments because of incorrect information about age or gender, we will deduct the overpayment from the next payment or payments due. We will add underpayments to the next payment.

Timing of Payment
We normally apply your Adjusted Account Value to the purchase of an Annuity Benefit, or send you partial or total withdrawals, within seven days after receipt of the required form in Good Order at our Administrative Office. However, we can defer our action as to Account Value allocated to the Variable Account Options for any period during which:
(1)the New York Stock Exchange has been closed or trading on it is restricted;
(2)an emergency exists as determined by the SEC so that disposal of securities is not reasonably practicable or it is not reasonably practicable for the Separate Account fairly to determine the value of its net assets; or
(3)the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account.
How You Make Requests and Give Instructions
When you write to our Administrative Office, use the address listed in the Glossary of this prospectus. We cannot honor your requests unless they are in Good Order. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.
Abandoned or Unclaimed Property
Every state has laws that generally provide for payment to the state of unclaimed property, including proceeds of annuity contracts, under various circumstances.  This is called escheatment.  In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent escheatment, it is important that you keep your contact information on file with us up to date, including the names, addresses, phone numbers, Social Security numbers and dates of birth for owners, annuitants, beneficiaries and other payees.  Such updates must be communicated in Good Order to our Administrative Office.
Benefits Available Under The Contract
The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Pays Death Benefit upon Annuitant’s death – Death Benefit calculation method differs based on contract issue date	Standard	Fee included in Base Contract Fee
•Death Benefit not paid after Annuitant’s death if there is a contingent Annuitant - contingent Annuitant becomes new Annuitant.
•If you take withdrawals, we make proportional adjustment to Death Benefit

Systematic Withdrawal Program	Allows you to pre-authorize periodic withdrawals prior to Retirement Date	Optional	None	•If you do not have enough Account Value to make withdrawal, no withdrawal will be made and enrollment in program ends. •Minimum Systematic Withdrawal is $100.
Income Plus Withdrawal Program	Allows you to pre-authorize substantially equal periodic withdrawals based on your life expectancy any time before you reach age 59½.	Optional	None
•
•You will not have to pay tax penalty for withdrawals under this program, but they will be subject to ordinary income tax
•If you change or stop withdrawals or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior withdrawals made under Program.
•Program not available with GLIA Rider or GMWB Rider

Choices Plus Required Minimum Distribution Program	Allows you to pre-authorize withdrawals from your IRA contract after you turn qualified age under IRS regulations	Optional	None
•Withdrawals of Account Value not subject to withdrawal charges or MVAs, as long as you do not take additional withdrawals that would exceed your Free Withdrawal Amount when combined with RMD amount.
•Program not available with GLIA Rider or GMWB Rider.

Systematic Transfer Program	Program where we accept new contributions into Systematic Transfer Option (STO), and make transfers out of STO to one or more Variable Account Options on monthly or quarterly basis	Optional	None
•If you do not have enough Account Value in STO to transfer to each Variable Account Option specified, final transfer will be made on a pro rata basis and enrollment in program will end
•Not available with GLIA Rider, GMWB Rider, or Guaranteed Return Plus Rider

Systematic Contributions Program	Allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make contributions to annuity contract.	Optional	None	•Minimum amount for systematic contributions is $100 per month •Contributions to GLIA Investment Strategies, GMWB Investment Options, or Guaranteed Return Plus Investment Options may not be made
Customized Asset Rebalancing Program	Allows you to establish a rebalancing allocation and determine how often Account Value will rebalance to that allocation.	Optional	None
•Other allocation programs, such as Dollar Cost Averaging, may not work with Customized Asset Rebalancing Program. You should, therefore, monitor use of other programs, as well as transfers and withdrawals, while Customized Asset Rebalancing Program is in effect
•Program not available with GLIA Rider, GMWB Rider, or Guaranteed Return Plus Rider

Dollar Cost Averaging Program
Program under which we transfer contributions allocated to Fidelity VIP Government Money Market Portfolio to one or more other Variable Account Options on monthly, quarterly, semi-annual or annual basis.
		Optional	None	•Dollar cost averaging does not assure a profit and does not protect against investment losses. •Program not available with GLIA Rider, GMWB Rider, or Guaranteed Return Plus Rider
Earnings Enhancement Benefit Rider (EEB)	Provides enhancement of standard Death Benefit if there is gain in contract	Optional	Cost of EEB depends on Annuitant’s age on Contract Date. Maximum charge of 0.50% is for Annuitant aged 70-79 on Contract Date	•Maximum benefit is 150% of your contributions less 150% of your withdrawals (including any withdrawal charges). •If there is no gain or if a Death Benefit is not paid, EEB will provide no benefit.

GLIA Rider	Rider guarantees lifetime payments regardless of how your investments perform, as long as Rider conditions met	Optional	1.20% of Payment Base for GLIA (individual rider); 1.60% of Payment Base for GLIA (spousal rider)
•If you take Nonguaranteed Withdrawals, lifetime payments will decrease and Rider may terminate.
•Withdrawal percentages that determine Lifetime Payout Amount are less the younger you are upon taking first withdrawal
•Withdrawals must be taken pro rata from your Investment Options.
•Must invest 100% of Account Value at all times in only one of the GLIA Investment Strategies
•Not available with GLIA Rider are: Guaranteed Rate Options, Systematic Transfer Option, Systematic Transfer Program, Dollar Cost Averaging, Choices Plus Required Minimum Distribution Program, Systematic Contribution Program, Enhanced Earnings Benefit, and Customized Asset Rebalancing Program.

Guaranteed Rate Options	Account Value in GRO earns interest for duration of Guarantee Period	Optional	None
•A Market Value Adjustment (MVA) is an adjustment, either up or down, to GRO Value if you surrender contract, make a partial withdrawal or transfer from GRO, or elect an Annuity Benefit, before end of Guarantee Period
•MVA also applies to distribution on Death of owner before the end of Guarantee Period
•Generally if Guaranteed Interest Rates have increased since time of your contribution or transfer to the GRO, MVA would reduce your GRO Value

Guaranteed Minimum Withdrawal Benefit (GMWB) Rider (available from May 1, 2007 to February 24, 2008)	Rider guarantees you can withdraw a certain amount each Contract Year as long as Rider in effect and you limit withdrawals to amount available under Rider	Optional	1.20% of Adjusted Guaranteed Withdrawal Balance
•If you withdraw more than your Guaranteed Annual Withdrawal Amount in any Contract Year, you may reduce or eliminate your guaranteed values.
•If you withdraw more than Free Withdrawal Amount (10% in any Contract Year) withdrawal charge may apply, even if withdrawal amount is less than Guaranteed Annual Withdrawal Amount or Lifetime Payout Amount.
•Once you purchase Rider, you cannot voluntarily terminate or cancel it for 10 years.

Guaranteed Return Plus Rider (available from June 26, 2006 to November 24, 2008)
Guarantees that minimum value of each contribution to Guaranteed Return Plus Investment Option, at the end of its 10-year period, will be at least a specified percentage of the contribution amount (e.g., 115%), adjusted for partial withdrawals and charges
		Optional	0.60% of amount allocated to Guaranteed Return Plus Investment Options
•You may no longer make additional contributions into Guaranteed Return Plus Investment Options.
•Partial withdrawals at any time before end of 10-year accumulation period will reduce the guaranteed minimum value of your Guaranteed Return Plus Investment Option on proportional basis.

Waiver of withdrawal charge	Withdrawal charges waived in certain scenarios (e.g., in connection with free withdrawal amount; hardship waiver )	Standard	No additional charge for withdrawal charge waiver feature	•Absent such waivers, you may pay a surrender charge upon a withdrawal
Part 6 – Optional Benefits
You may have purchased one of the Riders offered with this contract, which provides optional benefits for an additional cost. The Riders may only be elected at the time of application and will replace or supplement the standard contract benefits. Charges for the optional benefit Riders are in addition to the standard contract charges. Be sure you understand the charges. Carefully consider whether you need the benefit and whether it is appropriate for your particular circumstances. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate contract.
Guaranteed Lifetime Income Advantage Rider
(available from February 25, 2008 to December 31, 2011)
Guaranteed Lifetime Income Advantage (GLIA), which is a guaranteed lifetime withdrawal benefit, is an optional Rider you may purchase for an additional charge. You may have selected the Individual GLIA Rider or the Spousal GLIA Rider. The GLIA Rider guarantees lifetime payments for you (or you and your spouse if you elect the Spousal GLIA Rider) regardless of how your investments perform, as long as the Rider is in effect. If you take Nonguaranteed Withdrawals, as explained below, your lifetime payments will decrease and the Rider may terminate. The GLIA Rider is not available in Oregon.
Lifetime Payout Amount (LPA)
The amount you can receive each Contract Year for your lifetime (or for as long as either you or your spouse is alive if you elect the Spousal GLIA Rider) is called the LPA. The LPA is first determined and available to you when you take your first withdrawal on or after the Age 60 Contract Anniversary.
The Age 60 Contract Anniversary is the first Contract Anniversary on or after you reach age 60. For the Spousal GLIA, it is the Contract Anniversary on or after the younger of you and your spouse reaches age 60.
Your LPA is always equal to your Payment Base multiplied by your Withdrawal Percentage. Your Payment Base may change but your Withdrawal Percentage is locked in at the time of your first withdrawal on or after the Age 60 Contract Anniversary and varies depending on your age at that time. For the Spousal GLIA, the Withdrawal Percentage is determined by the age of the younger of you and your spouse at the time of the first withdrawal on or after the Age 60 Contract Anniversary.
If you purchased the GLIA Rider on or after March 1, 2010, the Withdrawal Percentages were as follows:

Age of (Younger) Annuitant at Time of First Withdrawal	Withdrawal Percentage
60-64	4.00%
65-69	4.50%
70-74	5.00%
75-79	5.50%
80 and above	6.50%

If you purchased the GLIA Rider between February 25, 2008 and February 28, 2010, the Withdrawal Percentages were as follows:

Age of (Younger) Annuitant at Time of First Withdrawal	Withdrawal Percentage
60-64	4.50%
65-69	5.00%
70-74	5.50%
75-79	6.00%
80 and above	7.00%

The LPA is not cumulative. If you withdraw less than the LPA in any Contract Year, you cannot carry over or add the remaining LPA to withdrawals made in future years.
Payment Base
Your Payment Base will always be the larger of your Bonus Base or your Step-Up Base.
Your Bonus Base (until a Bonus is applied) is:
1)    the Account Value on the date you purchase the GLIA Rider; plus
2)     additional contributions; less
3)    Adjusted Nonguaranteed Withdrawals.
After a Bonus is applied (but before a subsequent Bonus), your Bonus Base is:
1)the Bonus Base immediately before the Bonus is applied; plus
2)the Bonus amount (see “Bonus” section below); plus
3)additional contributions received after the date of the Bonus; less
4)Adjusted Nonguaranteed Withdrawals taken after the date of the Bonus.

Your Step-Up Base (until a Step-Up is applied) is:
1)    the Account Value on the date you purchase the GLIA Rider; plus
2)    additional contributions; less
3)    Adjusted Nonguaranteed Withdrawals.
On the last day of each Contract Year, we will compare your Account Value to your Step-Up Base. If your Account Value is greater than the Step-Up Base, we will increase or “step up” the Step-Up Base to equal the Account Value. The amount of the increase is your Step-Up amount.
After a Step-Up is applied (but before a subsequent Step-Up), the Step-Up Base is:
1)the Step-Up Base immediately before the Step-Up is applied; plus
2)the Step-Up amount; plus
3)additional contributions received after the date of the Step-Up; less
4)Adjusted Nonguaranteed Withdrawals taken after the date of the Step-Up.
Effect of Withdrawals
Before the Age 60 Contract Anniversary, all withdrawals are Nonguaranteed Withdrawals and will reduce your Bonus Base and Step-Up Base (and therefore your Payment Base) by the Adjusted Nonguaranteed Withdrawal amount including withdrawal charges, if any.
After the Age 60 Contract Anniversary, withdrawals do not reduce your Bonus Base or Step-Up Base, as long as your total withdrawals in any Contract Year are not more than your LPA. However, if you withdraw more than your LPA in any Contract Year, the amount that exceeds your LPA (including any withdrawal charges) is a Nonguaranteed Withdrawal. We will notify you during the year of the amount you may take each Contract Year (Maximum Amount), and when you may take the Maximum Amount so you can satisfy your RMD obligations without inadvertently taking a Nonguaranteed Withdrawal. If you take withdrawals that exceed your Maximum Amount or if you do not honor the timing restrictions, any withdrawals greater than LPA will be treated as Nonguaranteed Withdrawals. See “Effect of Withdrawals” section above.
Each time you make a Nonguaranteed Withdrawal, we will reduce your Bonus Base and Step-Up Base (and therefore your Payment Base) by the Adjusted Nonguaranteed Withdrawal amount. The Adjusted Nonguaranteed Withdrawal amount is the amount of the Nonguaranteed Withdrawal (which includes any withdrawal charges, multiplied by the greater of:

•1.0; or
•Payment Base divided by Account Value, where both values are determined immediately before the Nonguaranteed Withdrawal. If the withdrawal includes all or a portion of your LPA, the Account Value will be reduced by such portion prior to this calculation.
If your Payment Base is more than your Account Value when you take a Nonguaranteed Withdrawal, your Payment Base will be reduced by more than the amount of your Nonguaranteed Withdrawal. Here is an example assuming you take the withdrawal prior to your Age 60 Contract Anniversary and no withdrawal charge applies:
•Your Account Value is $75,000 and your Payment Base is $100,000
•You take a Nonguaranteed Withdrawal in the amount of $5,000
•Your Account Value will be reduced by $5,000
•Since $100,000/$75,000 is greater than 1.0, however, your Payment Base will be reduced by $6,667 ($100,000/$75,000 x $5,000)
Other Important Facts about Withdrawals:
•You will not receive the intended benefit of this Rider if you take Nonguaranteed Withdrawals. Nonguaranteed Withdrawals can have a significant negative effect on your Payment Base and LPA.
•Withdrawal charge may apply. If you withdraw more than your Free Withdrawal Amount (10% of the Account Value in any Contract Year) but the withdrawal does not exceed your LPA, any applicable withdrawal charge will be waived. If you withdraw more than the Free Withdrawal Amount and the withdrawal results in a Nonguaranteed Withdrawal, we will apply any withdrawal charges. See Part 4, section titled “Withdrawal Charge” and Part 5, section titled “Withdrawals.”
•Withdrawals must be taken pro rata from your Investment Options. You cannot make a withdrawal from specific Investment Options.
•The Bonus Base, Step-Up Base and Payment Base are not available for withdrawal or surrender. They are not payable as a Death Benefit, Distribution on Death, or an Annuity Benefit. The bases are only used to calculate your LPA and Rider charge.
•If your Account Value is greater than zero, the LPA you take from the contract is a partial withdrawal from your Account Value. LPA withdrawals will have the same effect on the Death Benefit as described in your in Part 5, section titled “Death Benefit Paid on Death of Annuitant,” subsection titled “Effect of Withdrawals on the Death Benefit if a Proportional Adjustment is Applied.”
•The taxable portion of your withdrawals is taxed as ordinary income. You may be subject to a 10% tax penalty if you are under 59½ at the time of the withdrawal.
•You must use our withdrawal form to request withdrawals. Contact our Administrative Office to obtain the form.
•If you request a withdrawal, we will withdraw the total amount you requested from your Account Value. The amount you receive will be net of any withdrawal charge and tax withholding.
Annual Processing Date
The Annual Processing Date is the close of business the last day of each Contract Year. If a withdrawal is taken on an Annual Processing Date, we will process the withdrawal first. We will then reduce your Account Value by the Annual Administrative Charge, if applicable. See Part 4, section titled “Annual Administrative Charge.” We will also deduct any quarterly charges that may apply and be due on that day. We will then calculate and apply Bonuses and Step-Ups, if any. If the Annual Processing Date is not a Business Day, the Account Value for the purpose of the Step-Up is determined on the next Business Day after the Annual Processing Date.
Bonus

The Bonus amount is equal to your Bonus Percentage multiplied by the sum of all contributions minus the sum of all withdrawals, including any withdrawal charges. Your Bonus Percentage is determined by your age (or the age of the younger of you and your spouse if you elect the Spousal GLIA Rider) at the time each Bonus is calculated.
If you purchased the GLIA Rider on or after March 1, 2010, the Bonus Percentages were as follows:

Age of (Younger) Annuitant at Time of Bonus Calculation	Bonus Percentage
64 or below	4.00%
65-69	4.50%
70-74	5.00%
75-79	5.50%
80 and above	6.50%

If you purchased the GLIA Rider between February 25, 2008 and February 28, 2010, the Bonus Percentages were as follows:

Age of (Younger) Annuitant at Time of Bonus Calculation	Bonus Percentage
69 or below	5.00%
70-74	5.50%
75-79	6.00%
80 and above	7.00%

If you do not take any withdrawals in a Contract Year, we will apply the Bonus on the Annual Processing Date. If you take a withdrawal during the Contract Year, we will not apply the Bonus. The Bonus is available during the first 10 Contract Years after the GLIA Rider is purchased.
GLIA Charge
We deduct a charge equal to an annual effective rate as follows:
If you purchased your GLIA Rider between March 1, 2009 and December 31, 2011, the annual effective rate of the charge is 0.90% for the Individual GLIA Rider or 1.15% for the Spousal GLIA Rider.
If you purchased your GLIA Rider between February 25, 2008 and February 28, 2009 the annual effective rate of the charge is 0.60% for the Individual GLIA Rider or 0.80% for the Spousal GLIA Rider.
The annual effective rate is multiplied by the Payment Base as of the last day of each calendar quarter and divided by 4. The Rider charge is assessed in arrears. We will deduct the charge from your Investment Options in the same proportion that the value of each of the Options bears to the Account Value (pro rata). This charge decreases your Account Value dollar-for-dollar, but does not decrease your Payment Base. We do not deduct the Rider charge during the Guaranteed Payment Phase.
If the GLIA Rider terminates on any day other than the first day of the quarter, we will deduct a proportional share of the charge for the part of the quarter the Rider was in effect. Proportional share means the charge will be reduced by a percentage resulting from the number of days since the end of the previous calendar quarter, divided by the number of days in the current calendar quarter.
We reserve the right to increase the annual charge for the Individual GLIA Rider up to a maximum of 1.20%, and the annual charge for the Spousal GLIA Rider up to a maximum of 1.60%. If we do increase the charge, we will give you prior written notice of the increase and an opportunity to reject the increase. If you do not reject the increase in writing, the annual charge for your GLIA Rider will increase and you will continue to receive Step-Ups under the terms of the Rider.
If you reject the increase by giving us written notice, your charge will remain the same, but you will not receive any Step-Ups after the effective date of the increase. Your decision to reject an increase is permanent and once an increase is rejected, you will no longer be eligible to receive notice of or accept additional charge increases and will not receive additional Step-Ups.
GLIA Investment Strategies
If you elect to purchase the GLIA Rider, you must invest 100% of your Account Value at all times in only one of the GLIA Investment Strategies described below. (Note that the Investment Options available in the GLIA Investment Strategies are also available without the Rider.) All Investment Options available in the GLIA Investment Strategies are Variable Account Options; no Fixed Accounts are available with the GLIA Rider.
The GLIA Investment Strategies are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments under the GLIA Rider. The GLIA Investment Strategies are designed to lower the volatility of returns from your Variable Account Options. Investment Options that are available without limitation (if the GLIA Rider is not selected) may offer the potential for higher returns. Before you select the GLIA Rider, you and your financial representative should carefully consider whether the investment strategies available with the Rider meet your investment objectives and risk tolerance.
GLIA Investment Strategy 1 (Lifecycle) – You may select one or more of the Portfolios below, as long as your allocations add up to 100%.

Fidelity VIP Freedom 2010 Portfolio	Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio

GLIA Investment Strategy 2 (Managed Risk) – You may select one or more of the Portfolios below, as long as your allocations add up to 100%.

American Funds I.S. Managed Risk Asset Allocation	Fidelity VIP Target Volatility Portfolio	TOPS Managed Risk Moderate Growth ETF Portfolio

GLIA Investment Strategy 3 (Self Style) – You may select one or more of the Investment Options in two or more columns, as long as your allocations add up to 100% and are within the minimum and maximum allocation percentages indicated for each column.

Minimum Allocation 30% Maximum Allocation 60%	Minimum Allocation 40% Maximum Allocation 70%	Maximum Allocation 20%	Maximum Allocation 10%
Fixed Income	Core Equity	Non Core Equity	Alternative
American Funds I.S. The Bond Fund of America	American Funds I.S. Capital Income Builder	American Funds I.S. Growth	Guggenheim VT Global Managed Futures Strategy
BlackRock Total Return V.I.	American Funds I.S. Growth-Income	Columbia Variable Portfolio – Select Mid Cap Value	Guggenheim VT Long Short Equity
Fidelity VIP Bond Index	American Funds I.S. Managed Risk Asset Allocation	Columbia Variable Portfolio – Small Cap Value	Guggenheim VT Multi-Hedge Strategies
Fidelity VIP Investment Grade Bond	BlackRock Capital Appreciation V.I.	DWS Small Cap Index VIP	Morgan Stanley VIF U.S. Real Estate
PIMCO VIT Total Return	BlackRock Global Allocation V.I.	Fidelity VIP Disciplined Small Cap	PIMCO VIT All Asset
Touchstone VST Bond	Fidelity VIP Asset Manager	Fidelity VIP Extended Market Index	PIMCO VIT Commodity RealReturn Strategy
	Fidelity VIP Balanced	Fidelity VIP Mid Cap	PIMCO VIT International Bond
	Fidelity VIP Contrafund	FT Franklin Small Cap Value VIP	PIMCO VIT Long-Term U.S. Government
	Fidelity VIP Equity-Income	Invesco V.I. American Franchise	High Yield
	Fidelity VIP Growth	Invesco V.I. Discovery Mid Cap Growth	BlackRock High Yield V.I.
	Fidelity VIP Index 500	International	Fidelity VIP High Income
	Fidelity VIP Target Volatility	American Funds I.S. Global Growth	FT Franklin Income VIP
	Fidelity VIP Total Market Index	American Funds I.S. New World	Short Duration
	FT Franklin Growth and Income VIP	Fidelity VIP International Index	Fidelity VIP Government Money Market
	FT Franklin Large Cap Growth VIP	Fidelity VIP Overseas	PIMCO VIT Low Duration
	FT Franklin Mutual Shares VIP	FT Templeton Foreign VIP	PIMCO VIT Real Return
	Invesco V.I. American Value	FT Templeton Global Bond VIP
	Invesco V.I. Comstock	FT Templeton Growth VIP
	TOPS Managed Risk Moderate Growth ETF* Portfolio	Invesco V.I. International Growth
	Touchstone VST Balanced	Morgan Stanley VIF Emerging Markets Debt
	Touchstone VST Common Stock	Morgan Stanley VIF Emerging Markets Equity
*    A series of Northern Lights Variable Trust
GLIA Investment Strategy 4 (Life Style) – You may allocate 100% of your investment to the Touchstone VST Balanced Fund.
GLIA Investment Strategy 5 (Modern Markets) – You may allocate your investment as indicated below and you cannot change your allocation between the Investment Options in this strategy, as it is a fixed allocation.

Touchstone VST Balanced Fund	Guggenheim VT Multi-Hedge Strategies Fund
90%	10%

For more information regarding these Investment Options, including information relating to their investment objectives and policies, and the risks of investing, see Appendix A as well as the underlying Portfolio prospectuses. You can obtain a copy of the Portfolio prospectuses by contacting the Administrative Office. You should read the Portfolio prospectuses carefully before investing.

Subject to required approvals by federal and state authorities, we reserve the right to add, close, eliminate or substitute the GLIA Investment Strategies, the Investment Options or the underlying Portfolios at any time.
Transfer and Allocation Restrictions
The following limitations apply to your allocations and transfers within or among the GLIA Investment Strategies.
•Only one investment allocation may be in place at any time. This allocation applies to all current and future contributions and automatic rebalancing.
•Transfers may only be accomplished by making an allocation change.
•You can change your allocation among the Investment Options within a GLIA Investment Strategy or you can move 100% of your investment from one GLIA Investment Strategy to another GLIA Investment Strategy.
•Your first allocation change is allowed 90 days after the Contract Date. Each allocation change starts a 90-day waiting period before you can make another.
•We will automatically rebalance your Investment Options each contract quarter. The reallocation resulting from automatic rebalancing does not trigger a 90-day waiting period.
Contribution Limits
•Your initial contribution must be at least $25,000 but not more than $1,000,000 if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval.
•Each additional contribution must be at least $1,000.
•You cannot make additional contributions after the older Annuitant’s 80th birthday or during the Guaranteed Payment Phase.
•Your total contributions cannot be more than $1 million if you are 75 or younger ($500,000 if you are 76 or older), without our prior approval.
We reserve the right to refuse to accept additional contributions (on a nondiscriminatory basis) at any time to the extent permitted by law.
Withdrawal Protection for Required Minimum Distributions
If you have a tax-qualified annuity contract (such as an IRA), you may need to withdraw money from this annuity contract in order to satisfy IRS required minimum distributions (RMDs) after you turn the qualified age under the Tax Code and applicable IRS regulations (for an owner that reached age 70½ on or before December 31, 2019, age 70½, and for an owner that reaches age 70½ on or after January 1, 2020, age 72).
We will calculate the RMDs with respect to this annuity contract based on the prior calendar year-end fair market value of this annuity contract only. We do not take into account your other assets or distributions in making this calculation.
Each contract year, you may take the greater of your LPA or your RMD from your GLIA Rider without causing a Nonguaranteed Withdrawal. The RMD protected from being a Nonguaranteed Withdrawal is limited to the amount for this contract only. In addition, timing of the withdrawals may be restricted. We will notify you during the year of the amount you may take (Maximum Amount), and when you may take the Maximum Amount so you can satisfy your RMD obligations without inadvertently taking a Nonguaranteed Withdrawal. If you take withdrawals that exceed your Maximum Amount or if you do not honor the timing restrictions, any withdrawals greater than LPA will be treated as Nonguaranteed Withdrawals. See “Effect of Withdrawals” section above.
Unless an exemption is otherwise available under applicable law, you must take your first annual RMD in the calendar year you turn the qualified age under IRS regulations. We reserve the right to make any changes we deem necessary to comply with the tax laws. You should discuss these matters with your tax advisor prior to electing the GLIA Rider.
Guaranteed Payment Phase
The Guaranteed Payment Phase begins on the date the Account Value decreases to zero, but the Payment Base is more than zero. During this phase, you will receive automatic payments each Contract Year equal to the LPA on the date of the first payment when Guaranteed Payment Phase payments began.
Once the Guaranteed Payment Phase begins, all other rights, benefits, values and charges under the contract, the GLIA Rider and any other Riders, will terminate, except those described in this section and in the “Cancellation and Termination of Rider” section below. We will send you a written notice when the annuity contract enters the Guaranteed Payment Phase.
The payments will continue for your lifetime (or as long as either you or your spouse is alive if you elect the Spousal GLIA Rider). The Guaranteed Payment Phase will end if the Rider terminates. See “Cancellation and Termination of Rider” section below.
If you reach your Maximum Retirement Date, the Rider will enter the Guaranteed Payment Phase if you elect the applicable LPA Annuity Option. If you do not elect the LPA Annuity Option, you will automatically receive a life and 10-year certain Annuity Benefit option under your Contract. The LPA Annuity Option will continue to pay the LPA for as long as the Annuitant is alive (or as long as either you or your spouse is alive if the Spousal GLIA Rider is elected.) If you elect the applicable LPA Annuity Option, any remaining Account Value is forfeited.
Contract Structure
While this Rider is in effect:
1.You must be the Owner and primary Annuitant. (You may be the beneficial owner through a custodial account.)
2.Joint Owners are not allowed.
3.Contingent Annuitants have no effect.
If the Spousal GLIA Rider is elected, in addition to numbers 1-3 above:
4.You must name your spouse as the Spousal Annuitant.
5.You must name your spouse as the Owner’s Sole Beneficiary and the Annuitant’s Sole Beneficiary.
6.We will accept a legal spouse only, including a same-sex spouse. Where required by state law, the definition of spouse may be expanded to include a civil union partner or domestic partner; however, the surviving partner of a relationship other than marriage is not afforded the benefits of a surviving spouse under the Tax Code and the survivor will incur a taxable event upon the death of his or her partner.
Removal of Spousal Annuitant
You may remove a Spousal Annuitant as a party, but you cannot add or change a Spousal Annuitant.
The Spousal Annuitant is automatically removed upon a divorce or other legal termination of your marriage. Once the Spousal Annuitant is removed, lifetime withdrawals under the Spousal GLIA Rider are no longer guaranteed for the lives of both you and your spouse. You must provide us with notice of the divorce or termination of marriage. If a spouse is removed, you can name new owner’s Beneficiaries and Annuitant’s Beneficiaries.

•If the Spousal Annuitant is removed, the Rider charge will not be reduced.
•If the Spousal Annuitant is removed before the LPA has been established, the LPA will be based on your age at the time of your first withdrawal on or after your Age 60 Contract Anniversary and any Bonus calculations that occur after your spouse is removed will be calculated using your age.
•If the Spousal Annuitant is removed after the LPA has been established, the LPA will not be recalculated and any Bonus will be calculated using the age of the younger of either you or your (now removed) spouse.
Cancellation and Termination of Rider
You may cancel the Rider after it has been in effect for five Contract Years. After the fifth Contract Year, you will have a 45-day window following each Contract Anniversary to cancel your Rider.
This Rider will terminate automatically on the earliest of the following dates:
1.The date you die (or survivor of you and your spouse dies if you elect the Spousal GLIA Rider);
2.The date the Payment Base equals zero;
3.The date a Nonguaranteed Withdrawal reduces the Account Value to zero;
4.The date before the Age 60 Contract Anniversary that the Account Value equals zero;
5.The date that you transfer ownership of the contract;
6.The date you assign the contract or any benefits under the contract or Rider;
7.The date a Death Benefit is elected under the contract;
8.On the Maximum Retirement Date, unless you elect to receive your LPA under an Annuity Benefit;
9.The date you elect an Annuity Benefit under the contract;
10.The date you cancel this Rider;
11.The date the contract ends.
Once cancelled or terminated, this Rider may not be reinstated.
Additional Restrictions
The following additional restrictions apply to your annuity contract if you elect the GLIA Rider:
•You (or the older of you and your spouse if you elect the Spousal GLIA Rider) must be between 50 and 80 years old on the date you elect the Rider.
•The Guaranteed Rate Options and Systematic Transfer Option are not available.
•Systematic Transfer Program is not available.
•Dollar Cost Averaging is not available.
•Choices Plus Required Minimum Distribution Program is not available.
•Systematic Contribution Program is not available.
•The Enhanced Earnings Benefit is not available.
•Customized Asset Rebalancing Program is not available.
Should You Purchase the GLIA Rider?
The addition of the GLIA Rider to your annuity contract may not always be in your best interest. For example:
1.if you are purchasing the GLIA Rider to meet income needs, you should consider whether an immediate annuity is better suited to your situation;
2.if you are primarily seeking long-term asset growth and do not plan to take withdrawals until more than ten years after you purchase the Rider, the benefit of the GLIA Rider may not justify its cost;
3.if you do not expect to take withdrawals while this Rider is in effect, you do not need the GLIA Rider because the benefit is accessed through withdrawals;

4.if you are likely to need to take withdrawals prior to the LPA being available or in an amount that is greater than the LPA, you should carefully evaluate whether the GLIA Rider is appropriate, due to the negative effect of Nonguaranteed Withdrawals on your Rider values; or
5.if you and your spouse are more than 10 years apart in age, the Spousal GLIA Rider is probably not suitable for you.
Benefits paid may not exceed the charges associated with the Rider depending on how long the covered person lives.
You should consult with your tax advisor and financial representative and carefully consider your alternatives before deciding if the GLIA Rider is suitable for your needs.
Examples
Please see Appendix E for hypothetical examples that illustrate how the GLIA Rider works.
Guaranteed Minimum Withdrawal Benefit (GMWB) Rider
(available from May 1, 2007 to February 24, 2008)
The GMWB is an optional benefit Rider, which you might have purchased for an additional fee. The GMWB Rider guarantees that you can withdraw a certain amount each Contract Year as long as the Rider is in effect and you limit your withdrawals to the amount available under the Rider. If you withdraw more than the amount available under the Rider, your guaranteed values will usually decrease. Once you purchase this Rider, you cannot voluntarily terminate or cancel it for 10 years.
Definitions
In addition to the definitions located in the Glossary at the beginning of this prospectus, we use the following terms to describe how the GMWB Rider works:
Annual Processing Date is the close of business on the day before a Contract Anniversary. If the Annual Processing Date is not a Business Day, we will use the values from the next Business Day for all calculations occurring on the Annual Processing Date. If a Withdrawal is taken on an Annual Processing Date, we will process the Withdrawal first. Then we will deduct the Annual Administrative Charge, if applicable, and the Rider fee. See Part 4. After deduction of the fees, we will apply a Bonus, if any, and then determine whether to Step-Up the Guaranteed Withdrawal Balance.
Bonus is an increase in the Guaranteed Withdrawal Balance on an Annual Processing Date during the Bonus period if you have taken no withdrawals during that Contract Year.
GMWB Investment Option Portfolios are the Portfolios available within the GMWB Investment Options.
Guaranteed Annual Withdrawal Amount (GAWA) is the amount we guarantee to be available for Withdrawal each Contract Year until the Guaranteed Withdrawal Balance is depleted. The initial GAWA is set at 5% of the initial Guaranteed Withdrawal Balance.
Guaranteed Payment Phase begins when the Account Value of your contract is zero but either the Guaranteed Withdrawal Balance or the Lifetime Payout Amount is more than zero.
Guaranteed Withdrawal Balance (GWB) is the total amount we guarantee to be available for withdrawals while the Rider is in effect. The initial GWB is equal to your initial contribution. The maximum GWB permitted at any time is $5 million.

Lifetime Payout Amount (LPA) is the amount we guarantee to be available for withdrawal each Contract Year during the life of the primary Annuitant, once that amount is determined. We determine the initial LPA on the Annual Processing Date prior to the Contract Anniversary on or after which the primary Annuitant reaches age 65. Once the primary Annuitant turns 65 anytime during the Contract Year, you must still wait until the next Annual Processing Date for the LPA to be calculated. If the primary Annuitant is already age 65 when you purchase the Rider, the LPA is determined on the Contract Date. The initial LPA is set at 5% of the GWB.
Reset is a reduction in the GWB, which may occur any time you withdraw more than your GAWA during a Contract Year.
Step-Up is an increase in the GWB to equal the Account Value if the Account Value is greater than the GWB on an Annual Processing Date.
Withdrawal, for purposes of the GMWB, means the amount withdrawn plus income taxes that we withhold from the amount withdrawn, but does not include any applicable withdrawal charge. A withdrawal charge may still be deducted from your Account Value. See “Withdrawal Charge” in Part 4 and the “Other Important Facts About Withdrawals” section below.
Overview of the GMWB Rider
If you elected the GMWB Rider, we will separately track two values: the Account Value under your contract and the GWB under your GMWB Rider. Market performance, contributions and Withdrawals affect both values, but in different ways.
Market Performance
Your Account Value increases or decreases daily due to the performance of the GMWB Investment Option Portfolios you choose. In contrast, the GWB is affected by market performance only when we apply a Step-Up or Reset.
•If the value of your GMWB Investment Option Portfolios increases due to market performance, your GWB may increase when we apply a Step-Up.
•If the value of your GMWB Investment Option Portfolios decreases due to market performance, your GWB may decrease if we apply a Reset.
Contributions and Withdrawals
Your contributions increase both your Account Value and your GWB dollar-for-dollar. Withdrawals decrease your Account Value dollar-for-dollar. However, the effect of Withdrawals on your GWB can be significantly greater than dollar-for-dollar depending on the amounts you withdraw in each Contract Year. See the section below titled “Reset and the Effect of Withdrawals on Your GWB and GAWA.”
GMWB Fee
We charge a fee for the GMWB Rider of 0.60% on each Annual Processing Date while the GMWB is in effect. The 0.60% fee is multiplied by the Adjusted GWB. The Adjusted GWB is the GWB at the end of the prior Annual Processing Date, plus any additional contributions you made during the current Contract Year. We will deduct the fee from your GMWB Investment Option Portfolios in the same proportion that the value of each of the Portfolios bears to the Account Value (pro rata). If the GMWB Rider terminates on any day other than an Annual Processing Date, we will charge a proportional share of the fee for the part of the Contract Year the Rider was in effect. We do not deduct the fee during the Guaranteed Payment Phase. This fee decreases your Account Value dollar-for-dollar, but does not decrease your GWB.
We reserve the right to increase the annual GMWB Rider fee up to 1.20%. If we do increase the fee, we will give you prior written notice of the increase and an opportunity to reject the increase. If you reject the increase by giving us written notice, your fee will remain at the then-current rate, but you will not receive any Step-Ups that would otherwise take place after the effective date of the Rider fee increase. Your decision to reject an increase is permanent and once an increase is rejected, you will not receive additional Step-Ups. If you do not reject the increase in writing, the annual fee for your GMWB Rider will increase and you will continue to receive Step-Ups under the terms of the Rider. We may implement more than one Rider fee increase, up to the maximum annual fee of 1.20%. Once you have rejected a fee increase, you will no longer be eligible to receive notice of or accept additional fee increases and will not receive additional Step-Ups.
Reset and the Effect of Withdrawals on Your GWB and GAWA
Each time you make a Withdrawal, we decrease the GWB. As long as your total Withdrawals in any Contract Year are less than or equal to the GAWA, we will simply decrease the GWB dollar-for-dollar.
However, once your total Withdrawals during a Contract Year are more than the GAWA, we will lower or “Reset” the GWB to equal the Account Value, if your Account Value is less than the GWB. Then, each time you take an additional Withdrawal during that Contract Year, if your Account Value is less than the GWB immediately after each Withdrawal, we will again Reset the GWB to equal the Account Value. This Reset can have a significant negative effect on your GWB and GAWA, especially in a declining market.
Each time we Reset the GWB, we also recalculate the GAWA. The new GAWA will be the lesser of:
•the GAWA before the Withdrawal; or
•5% of the Account Value after the Withdrawal.
If you withdraw more than your GAWA in any Contract Year, you may reduce or eliminate your guaranteed values.
Effect of Withdrawals on Your LPA
After we determine the LPA, if you limit your Withdrawals in each Contract Year to the LPA, you may continue to receive the LPA even if your Account Value reduces to zero as long as the primary Annuitant is alive and the GMWB Rider is in effect. See the section below titled “Guaranteed Payment Phase.”
However, once your total Withdrawals during a Contract Year are more than the LPA, we will recalculate the LPA. The new LPA will be the lesser of:
•the LPA before the Withdrawal; or
•5% of the greater of
o    the Account Value after the Withdrawal; or
o    the new GWB
If you take any Withdrawals before we determine the LPA, the initial amount of the LPA may be less than the GAWA. If you withdraw more than your LPA in any Contract Year, you may reduce or eliminate your guaranteed values.
Other Important Facts about Withdrawals:
•The GAWA and LPA are not cumulative. If you withdraw less than the GAWA or LPA in any Contract Year, you cannot carry over or add the remaining GAWA or LPA to Withdrawals made in future years.
•If you withdraw more than your Free Withdrawal Amount (10% in any Contract Year) a withdrawal charge may apply, even if the Withdrawal amount is less than your GAWA or LPA. A Withdrawal charge applies to each contribution for the first seven years after you make that contribution. See Part 4, section titled “Withdrawal Charge” and Part 5, section titled “Withdrawals.” The withdrawal charge is deducted from your Account Value, but not from your GWB.
•Withdrawals will be taken pro rata from your GMWB Investment Option Portfolios. You cannot make a Withdrawal from specific Portfolios.

•If you take Withdrawals under our required minimum distribution program (see following “Required Minimum Distributions”), we will not Reset the GWB, or recalculate the GAWA and/or the LPA, even if a Withdrawal exceeds the GAWA and/or LPA for a Contract Year.
•The taxable portion of your Withdrawals is taxed as ordinary income. You may be subject to a 10% tax penalty if you are under 59½ at the time of the Withdrawal.
•You must use our withdrawal form to request Withdrawals. Contact our Administrative Office to obtain the form.
Bonus
We will increase your GWB if you make no Withdrawals in a Contract Year during the GMWB Bonus period. The GMWB Bonus period is the lesser of:
•the first 10 Contract Years; or
•each Contract Year up to and including the Contract Year in which the primary Annuitant reaches age 80.
The Bonus amount is 5% of the sum of all contributions minus 5% of the sum of all Withdrawals. We calculate and apply the Bonus on the Annual Processing Date before any Step-Up that may be applied.
Each time we apply a Bonus to the GWB, we will recalculate the GAWA. The new GAWA will be the greater of:
•the GAWA before the Bonus; or
•5% of the GWB after the Bonus.
Each time we apply a Bonus to the GWB after the LPA has been determined, we will recalculate the LPA. The new LPA will be the greater of:
•the LPA before the Bonus; or
•5% of the GWB after the Bonus.
Step-Up
Your GWB may increase due to favorable market performance. On each Annual Processing Date up to and including the 30th Annual Processing Date as long as the GMWB Rider is in effect, we will compare your Account Value to your GWB. If your Account Value is greater than the GWB, we will increase or “step up” the GWB to equal the Account Value, up to the maximum GWB of $5 million.
Each time we apply a Step-Up, we will recalculate the GAWA. The new GAWA will be the greater of:
•the GAWA before the Step-Up; or
•5% of the GWB after the Step-Up.
Each time we apply a Step-Up after the LPA has been determined, we will recalculate the LPA. The new LPA will be the greater of:
•the LPA before the Step-Up; or
•5% of the GWB after the Step-Up.
Additional Contributions
Your GWB will increase dollar-for-dollar by the amount of any additional contribution, up to the maximum GWB of $5 million.
Each time you make an additional contribution, we will recalculate the GAWA. The new GAWA will be the lesser of:
•the GAWA before the additional contribution, plus 5% of the additional contribution; or

•5% of the GWB after the additional contribution.
Each time you make an additional contribution after the LPA has been determined, we will recalculate the LPA. The new LPA will be the lesser of:
•the LPA before the additional contribution, plus 5% of the additional contribution; or
•5% of the GWB after the additional contribution.
Contribution Limits
Additional contributions must be at least $1,000 and cannot be more than any amount that would cause the total additional contributions in that Contract Year to be greater than $100,000, or would cause the Account Value to exceed $5 million.
We may refuse to accept additional contributions at any time after the first Contract Anniversary to the extent permitted in the state we issue your contract, and subject to the requirements of tax qualified retirement plans, including IRAs. If we refuse to accept additional contributions, we will do so on a nondiscriminatory basis. You cannot make additional contributions after the Annuitant’s 80th birthday or during the Guaranteed Payment Phase.
GMWB Investment Options
If you elect to purchase the GMWB Rider, you must invest 100% of your Account Value at all times in only one of the three GMWB Investment Options described below.
The GMWB Investment Options are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments under the GMWB Rider. The GMWB Investment Options are designed to lower the volatility of returns from your Variable Investment Options. Investment Options that are available without limitation (if the GMWB Rider is not selected) may offer the potential for higher returns. Before you select the GMWB Rider, you and your financial representative should carefully consider whether the Investment Options available with the Rider meet your investment objectives and risk tolerance.
GMWB Investment Option 1 – You may allocate 100% of your investment to the Touchstone VST Balanced Fund.
GMWB Investment Option 2 – You may invest 100% in the four GMWB Investment Option Portfolios listed below. You may select one or more of the four Portfolios, as long as your allocations add up to 100%.

Fidelity VIP Freedom 2010 Portfolio	Fidelity VIP Freedom 2015 Portfolio	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Freedom 2025 Portfolio

GMWB Investment Option 3 – You may invest 100% in the GMWB Investment Option Portfolios listed below. You may select more than one Portfolio in each category and Portfolios in more than one category, but your total allocations must add up to 100% and your allocations in each category must stay within the specified range for that category. You must allocate a minimum of 35% to the Fixed Income Portfolios.

Fixed Income Portfolios Category	Cash Equivalents Category
35% – 100%	0 – 10%
Fidelity VIP Investment Grade Bond	Fidelity VIP Government Money Market
Touchstone VST Bond

Core Equity Portfolios Category	Other Portfolios Category
0 – 65%	0 – 10%
Fidelity VIP Asset Manager	DWS Small Cap Index VIP
Fidelity VIP Balanced	Fidelity VIP Disciplined Small Cap
Fidelity VIP Contrafund	Fidelity VIP Growth
Fidelity VIP Equity-Income	Fidelity VIP High Income
Fidelity VIP Index 500	Fidelity VIP Mid Cap
FT Franklin Growth and Income VIP	Fidelity VIP Overseas
FT Franklin Large Cap Growth VIP	FT Franklin Income VIP
FT Franklin Mutual Shares VIP	FT Franklin Small Cap Value VIP
FT Templeton Growth VIP	Invesco V.I. American Franchise
FT Templeton Foreign VIP	Morgan Stanley VIF Emerging Markets Equity
Invesco V.I. Comstock	Morgan Stanley VIF U.S. Real Estate
Morgan Stanley VIF Emerging Markets Debt
Touchstone VST Common Stock

For more information regarding these Portfolios, including information relating to their investment objectives and policies, and the risks of investing, see Appendix A of this prospectus, as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolio prospectuses by contacting the Administrative Office. You should read the Portfolio prospectuses carefully before investing.

Subject to required approvals by federal and state authorities, we reserve the right to add, close, eliminate or substitute GMWB Investment Options or Portfolios at any time.
Transfer and Allocation Restrictions
The following special limitations apply to your allocations and transfers among the GMWB Investment Options and the GMWB Investment Option Portfolios.
•Only one investment allocation may be in place at any time. This allocation applies to all current and future contributions and automatic rebalancing.
•No transfers are allowed.
•You can change your allocation among the GMWB Investment Option Portfolios, or you can move 100% of your investment from one GMWB Investment Option to another GMWB Investment Option.
•Your first allocation change is allowed 90 days after the Contract Date, and no more than once every 90 days after that. Each allocation change starts a 90-day waiting period before you can make another.
•We will automatically rebalance your GMWB Investment Option Portfolios each contract quarter. The reallocation resulting from automatic rebalancing does not count against your allocation change allowed once every 90 days.
Required Minimum Distributions
If you have elected the GMWB Rider, we offer a special program (RMD Program) to provide you the minimum distributions from your tax-qualified contracts (such as an IRA) as required by the Tax Code. If you enroll in the RMD Program, follow its rules and only make Withdrawals through the program, those Withdrawals will reduce the Account Value and the GWB on a dollar-for-dollar basis, regardless of the size of the Withdrawal. In other words, we will not Reset your GWB.
The required minimum distribution amount (RMDA) is calculated based on the prior calendar year-end fair market value of this contract only. We do not take into account your other assets or distributions in making this calculation. The RMDA is calculated and automatically distributed in monthly withdrawals each calendar year. During the calendar year in which you enroll in the RMD Program, the entire RMDA for that calendar year will be paid in equal monthly payments.
Unless an exemption is otherwise available under applicable law, the first yearly RMDA is taken in the calendar year you attain the qualified age under IRS regulations. If you are the qualified age or older in the calendar year that includes the Contract Date (the year of issue), you may enroll in the RMD Program the following calendar year, provided that you have taken your minimum distribution required by the Tax Code for the calendar year that includes the Contract Date.
To enroll in the RMD Program, you must not have taken any Withdrawals during the current Contract Year. To remain in the RMD program, you may not make any Withdrawals from the contract other than through the RMD Program. If you opt out of the RMD Program or make a Withdrawal other than through the RMD Program, you will be removed from the RMD Program and cannot be reinstated. Thereafter, any Withdrawals will be treated as ordinary Withdrawals, subject to the terms of this Rider. So even if you take Withdrawals for the purpose of meeting your RMD, if you are not enrolled in our RMD Program, you will not be protected against Reset. See “Reset and the Effect of Withdrawals on Your GWB and GAWA,” above.
The RMD Program is not available during the Guaranteed Payment Phase. We reserve the right to make any changes we deem necessary to comply with the Tax Code and related regulations. You should discuss these matters with your tax advisor prior to electing the GMWB Rider.
Guaranteed Payment Phase
The Guaranteed Payment Phase begins on the date the Account Value decreases to zero, but either the GWB or LPA is more than zero. During this phase, you will receive automatic payments.
Once the Guaranteed Payment Phase begins, all other rights, benefits, values and charges under the contract, the GMWB Rider and any other Riders, will terminate, except those described in this section and in the “Alternate Death Benefit” section below. We will send you a written notice when the contract enters the Guaranteed Payment Phase.
During the Guaranteed Payment Phase, we will make annual payments on each Contract Anniversary. The amount of the annual payment will be equal to the LPA on the date of the first annual payment, except that we will pay the GAWA as of the date of the first annual payment instead of the LPA if:
•the LPA is zero;
•the LPA has not yet been determined; or
•the GAWA is more than the LPA and you request the GAWA in writing.
If the LPA is paid, the payments will continue until the death of the primary Annuitant. If the GAWA is paid, payments will reduce the GWB dollar-for-dollar and the payments will continue until the GWB decreases to zero. However, in either case, the Guaranteed Payment Phase will end and payments will cease if the Rider terminates. See “Termination of Rider” section below.
Alternate Death Benefit
If the primary Annuitant dies while this Rider is in effect, the Annuitant’s beneficiary may choose either:
•the Alternate Death Benefit under the GMWB Rider, which is the remaining GWB as determined on the Business Day we receive due proof of death and the beneficiary’s election in Good Order; or
•the Death Benefit otherwise payable under the contract.
If the Annuitant’s beneficiary chooses the Alternate Death Benefit, that amount will be paid out annually over a Payment Certain Period. The Payment Certain Period will be a number of years that is equal to the lesser of:

•the GWB divided by the GAWA as of the Death Benefit Date; or
•the life expectancy (in whole years) of the Annuitant’s beneficiary.
The amount of the annual payment will be the GWB divided by the Payment Certain Period. If the annual payment is less than $1,000 we will pay the GWB as a lump sum. If the primary Annuitant’s death occurs during the Guaranteed Payment Phase, we will automatically pay this benefit to the Annuitant’s beneficiary.
If the Annuitant’s beneficiary dies before all payments have been made, the remaining payments will be paid to the person designated by the Annuitant’s beneficiary to receive payments, if any, and otherwise to the estate of the Annuitant’s beneficiary.
If the Annuitant’s beneficiary chooses the Alternate Death Benefit, all other rights, benefits, values and charges under the contract, this Rider, and all other Riders, will terminate.
Termination of Rider
Owner’s Death
This Rider will terminate on the date you, as owner, die unless:
•you are also the primary Annuitant; or
•your sole owner’s beneficiary is your spouse and he or she elects standard spousal continuation under the Tax Code instead of taking a distribution of the Surrender Value.
If you have a joint owner, the first of you or the joint owner to die triggers this termination.
Annuitant’s Death
This Rider will terminate on the date the primary Annuitant dies unless the Alternate Death Benefit is elected.
Other triggers for automatic termination of the Rider are any one of the following:
•the Account Value, the GWB and the LPA all equal zero;
•the Guaranteed Payment Phase ends;
•you transfer ownership of the contract;
•you assign the contract;
•a Death Benefit is calculated under the contract;
•the last Alternate Death Benefit payment is made under this Rider;
•you elect an Annuity Benefit under the contract;
•you request termination of this Rider after the 10th Contract Anniversary; or
•the contract terminates.
On the first Contract Anniversary in the Guaranteed Payment Phase, or under the Alternate Death Benefit, if the amount of the annual payment would be less than $1,000 we will pay the GWB in a lump sum and this Rider will terminate.
Once terminated, this Rider may not be reinstated.
Additional Restrictions
The following additional restrictions apply to your contract if you elect the GMWB Rider:
•You cannot cancel the GMWB Rider for 10 Contract Years.
•Dollar Cost Averaging is not available.
•Systematic contributions are not available.

•Contingent Annuitants are allowed on contracts with the GMWB; however, while the Rider is in effect, the primary Annuitant will be the only measuring life with respect to the Rider and the contract. If you name a contingent Annuitant, it will have no effect on the benefits available under the GMWB Rider or the contract, as long as this Rider is in effect.
The addition of the GMWB Rider to your contract may not always be in your interest. You should consult with your tax and financial advisors and carefully consider your alternatives before deciding if the GMWB Rider is suitable for your needs. Keep in mind the following:
•An additional fee is imposed annually for this benefit.
•Your Investment Options are limited to the GMWB Investment Option Portfolios.
•The GMWB Investment Option Portfolios are available, in addition to other Portfolios, without the Rider and the associated guarantees and fees.
•Withdrawals in excess of the limits described above may reduce or eliminate your guaranteed values.
•The GMWB Rider terminates and provides no guaranteed withdrawal benefits once you begin receiving Annuity Benefits as described in Part 5, Terms of Your Variable Annuity, in the section titled “Annuity Benefits.”
Guaranteed Return Plus Rider (available from June 26, 2006 to November 24, 2008)
The Guaranteed Return Plus, which is a guaranteed minimum accumulation benefit, was an optional benefit Rider that you might have purchased for an additional fee. The Guaranteed Return Plus Rider guarantees the future value of amounts contributed to a Guaranteed Return Plus Investment Option for a specified period.
Effective December 1, 2020, the Guaranteed Return Plus Investment Options are closed to new investments. Contract owners that purchased the Guaranteed Return Plus Rider may no longer make additional contributions into the Guaranteed Return Plus Investment Options.
Overview of the Benefit and Investment Options
We offered a ten-year accumulation period in three Investment Options, designated as “Guaranteed Return Plus Investment Options.” You could have selected only one of the three Guaranteed Return Plus Investment Options. Your guaranteed minimum value for each contribution to a Guaranteed Return Plus Investment Option is shown in the table below:

Guaranteed Return Plus Investment Option	Guaranteed Minimum Value at the End of 10 Years
Touchstone VST Conservative ETF Fund	125%
Touchstone VST Moderate ETF Fund	115%
Touchstone VST Aggressive ETF Fund	100%

We guarantee that the minimum value of each contribution to your Guaranteed Return Plus Investment Option, at the end of its 10-year period, will be at least the percentage of the contribution amount indicated in the table above, adjusted for partial withdrawals and charges.
However, effective on or about April 16, 2021, the Touchstone VST Conservative ETF Fund, Touchstone VST Moderate ETF Fund and Touchstone VST Aggressive ETF Fund reorganized into the Touchstone VST Balanced Fund. As a result, contract owners that purchased the Guaranteed Return Plus Rider and invested in one of the three Touchstone VST ETF Funds are now invested in the Touchstone VST Balanced Fund.

•Contract owners that purchased the Guaranteed Return Plus Rider and invested in the Touchstone VST Conservative ETF Fund will receive a guaranteed minimum value of 125% of their contribution at the end of ten years.
•Contract owners that purchased the Guaranteed Return Plus Rider and invested in either the Touchstone VST Moderate ETF Fund or Touchstone VST Aggressive ETF Fund will receive a guaranteed minimum value of 115% of their contribution at the end of ten years.
At the end of the 10-year period:
•If the accumulated value of a contribution to your Guaranteed Return Plus Investment Option is greater than the guaranteed minimum value due to market performance, your Account Value will remain at the accumulated value.
•If the accumulated value of a contribution to your Guaranteed Return Plus Investment Option is less than the guaranteed minimum value due to market performance, we will increase the accumulated value of that contribution to equal the guaranteed minimum value.
Guaranteed Return Plus Investment Options are not included in the Customized Asset Rebalancing Program.
Rider Charge
We will assess the cost of the Guaranteed Return Plus Rider by deducting an additional daily charge equal to an annual effective rate of 0.60% from the amount invested in your Guaranteed Return Plus Investment Option.
Contribution Limits
You may no longer make additional contributions into the Guaranteed Return Plus Investment Options. You may not transfer money into a Guaranteed Return Plus Investment Option from any other Investment, including the STO.
Withdrawals and Transfers
In years 1-7 of the period for each contribution, you may:
•withdraw some or all of your contribution to the Guaranteed Return Plus Investment Option; or
•surrender your contract entirely.
In either case, a withdrawal charge may apply. See Part 4.
In years 8-10 of the accumulation period for each contribution, you may:
•withdraw some or all of your contribution to a Guaranteed Return Plus Investment Option;
•surrender your contract entirely; or
•transfer funds from the Guaranteed Return Plus Investment Options to other available Investment Options.
Partial withdrawals at any time before the end of the 10-year accumulation period will reduce the guaranteed minimum value of your Guaranteed Return Plus Investment Option on a proportional basis. For example:
•You contribute $100,000 to the Touchstone VST Moderate ETF Fund, which has a guaranteed minimum value of $115,000 at the end of the ten-year period.
•In year 8, the accumulated value of the contribution is $90,000 and you request a $10,000 withdrawal.
•The withdrawal reduces the accumulated value by 11.11% ($10,000/$90,000).
•Therefore the guaranteed minimum value of $115,000 is also reduced by 11.11%, which is $12,777.
Because the guaranteed minimum value in this example is greater than the accumulated value, the guaranteed minimum value is decreased by a larger dollar amount than the partial withdrawal amount. If the guaranteed minimum value was less than the accumulated value at the time of the withdrawal, the guaranteed minimum value would be decreased by a smaller dollar amount than the partial withdrawal amount.

If you withdraw (or transfer in years 8-10) all of a contribution to your Guaranteed Return Plus Investment Option before the end of a 10-year period for that contribution (or surrender your contract entirely), the value of that contribution will be its current accumulated value with no guaranteed minimum value, reduced by prior partial withdrawals, any withdrawal charges, Rider charges, and any administrative charge that may be due. In addition, if the Annuitant dies and a Death Benefit is calculated, the value of a contribution to a Guaranteed Return Plus Investment Option will be its current accumulated value with no guaranteed minimum value.
At the end of a ten-year period for each contribution, you may transfer that amount to any Investment Option then available. We will notify you at least 45 days before the end of the ten-year period for each contribution to your Guaranteed Return Plus Investment Option. If we do not receive your instructions prior to the end of the ten-year period, the amount will be transferred to the Touchstone VST Balanced Fund without the Guaranteed Return Plus benefit or the fee.
Partial Withdrawals from your Account Value taken pro rata among your Investment Options will include your Guaranteed Return Plus Investment Options and will reduce the guaranteed minimum value associated with your contribution to the Guaranteed Return Plus Investment Option on a proportional basis. You may request that your withdrawal not be taken from your Guaranteed Return Plus Investment Option.
Withdrawals from your Guaranteed Return Plus Investment Option will be taken first from the earliest contribution you made to your Guaranteed Return Plus Investment Option, then from the next oldest contribution and so on (first-in-first-out); any gain comes out only after an amount equal to your contributions is withdrawn. We reserve the right to require a minimum balance in the Guaranteed Return Plus Investment Option.
The Guaranteed Return Plus Rider will terminate on the earliest of the following:
•the owner’s beneficiary succeeds as the owner of the contract, unless the owner’s beneficiary is the owner’s spouse and elects standard spousal continuation under the Tax Code in lieu of taking a distribution of the Surrender Value;
•a Death Benefit is calculated under the contract;
•you transfer ownership of the contract;
•you elect an Annuity Benefit under the contract;
•the contract terminates.
We may stop offering the Guaranteed Return Plus Investment Options at any time.
Enhanced Earnings Benefit Rider (EEB)
The EEB is an optional benefit Rider, which you may purchase for an additional fee. The EEB Rider provides an enhancement of the standard Death Benefit under the contract. Specifically, if there is a gain in the contract when we calculate the Death Benefit, we will pay an amount equal to a percentage of the gain as an additional Death Benefit. The EEB Rider is not available on contracts issued in Washington.
Gain is calculated by taking your Account Value on the Business Day we receive due proof of death and the beneficiaries election in Good Order, minus contributions adjusted for partial withdrawals. If the resulting value is less than zero, then gain will be set equal to zero for purposes of this Death Benefit calculation.
The cost of the EEB and the percentage of gain paid depend on the Annuitant’s age on the Contract Date. We will assess the cost of the EEB at the end of each calendar quarter by multiplying your Account Value by the annual effective rate as indicated in the chart below and dividing by four. Confirmation of this regular fee transaction will appear on your quarterly statement.

Annuitant Age on the Contract Date	Benefit Paid	Charge at Annual Effective Rate (fees are assessed quarterly)
59 or less	40% of Gain	0.20%
60-69	40% of Gain	0.40%
70-79	25% of Gain	0.50%
80 or more	Not Available	Not Available

The maximum benefit is 150% of your contributions less 150% of your withdrawals (including any withdrawal charges). Contributions received in the first seven Contract Years will be included for purposes of calculating the maximum benefit. Contributions received after the seventh Contract Anniversary will not be included in calculating the maximum benefit until they have been in the contract for six months.
If there is no gain or if a Death Benefit (which is paid on the death of the Annuitant) is not paid, the EEB will provide no benefit. Contributions received from exchanged contracts shall be treated as contributions for purposes of the EEB and determination of the percentage of gain paid. Any gain in the exchanged contract will not be carried over to the new contract for purposes of calculating the EEB. It will be carried over for purposes of income tax or exclusion allowance calculations.
Please see Appendix E for hypothetical examples that illustrate how the EEB Rider works.
The EEB automatically terminates if you surrender the contract or elect an Annuity Benefit.
Any additional benefit provided by the EEB will be treated as earnings under the contract and taxed as income upon distribution. You should consult your tax advisor and your investment professional to determine if the EEB is suitable for your needs.
A special note if you are purchasing this annuity for use as an IRA: If you are purchasing this contract as an IRA and are electing the EEB there is no assurance that the contract will meet the qualification requirements for an IRA. You should carefully consider selecting the EEB if this contract is an IRA. Consult your tax or legal advisor if you are considering using the EEB with an IRA. The contract owner bears the risk of any adverse tax consequences.
Part 7 – Voting Rights
How Portfolio Shares Are Voted
Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect a Portfolio’s Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio’s current prospectus or requiring a vote by shareholders under the 1940 Act.
Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Portfolio proxy materials and a form for giving us voting instructions.
If we do not receive instructions in time from all owners, we will vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. As a result of this proportional voting, the vote of a small number of contract owners may determine the outcome of a proposal. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we are not responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We will vote any Portfolio shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict owner voting, we may do so.
If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by us from our owners.
How We Determine Your Voting Shares
You vote only on matters concerning the Portfolios which correspond to the Variable Account Options in which your contributions are invested on the record date set by the Portfolio’s Board of Directors. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Variable Account Option by the net asset value of one share of the corresponding Portfolio as of the record date set by a Portfolio’s Board for its shareholders’ meeting. We count fractional shares. All Portfolio shares are entitled to one vote; fractional shares have fractional votes.
Part 8 – Tax Aspects of the Contract
Introduction
The effect of federal income taxes on your annuity contract values, withdrawals and Annuity Benefit payments under your Annuity Benefits varies depending on many factors including:
•our tax status
•the tax status of the contract
•the type of retirement plan, if any, for which the contract is purchased
•the tax and employment status of the persons receiving payments
The following discussion of the federal income tax treatment of an annuity contract is not designed to cover all situations and is not intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. The IRS or the courts may change their views on the treatment of these contracts. Future legislation may have a negative effect on annuity contracts. Also, we have not attempted to consider the effect of any applicable state or other tax laws.
Tax laws are complex and they differ depending on whether you own a Qualified or Nonqualified Annuity. It is important to remember that tax results vary depending on your particular circumstances. If you are considering buying an annuity contract, making a withdrawal from an annuity contract or selecting an Annuity Benefit, you should consult a qualified tax advisor about your individual situation. Integrity does not provide tax advice or guarantee the federal, state, or local tax status of any contract or any tax treatment of any transaction involving its contracts.
Your Contract is an Annuity
•You can purchase a Nonqualified Annuity with after-tax dollars. Taxes on earnings under the Nonqualified Annuity generally are deferred until you make a withdrawal.
•You can purchase a Qualified Annuity with after-tax dollars to fund a Roth IRA. The earnings under a Roth IRA generally are fully excluded from taxable income at distribution, subject to certain rules and limitations.
•You can purchase a Qualified Annuity to fund a traditional IRA with tax deductible dollars or roll over pre-tax dollars from another traditional IRA or a qualified retirement plan, such as a 401(k) plan. Withdrawals from these annuity contracts generally are fully taxable as ordinary income to the extent the cash value of your contract exceeds your investment in the contract.
This prospectus discusses the basic federal tax rules that apply to Nonqualified Annuities and touches on a few of the special tax rules that apply to Qualified Annuities.
Taxation of Annuities Generally
Section 72 of the Tax Code governs the taxation of annuities. In general, contributions you put into a Nonqualified Annuity (your “basis” or “investment in the contract”) will not be taxed when you receive those amounts back in a distribution. You are not generally taxed on the annuity’s earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non‑natural persons cannot defer tax on the annuity’s earnings unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or to a former spouse under a court order), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of an annuity contract will be treated as a distribution of that portion.
You can take withdrawals from your contract or you can elect an Annuity Benefit. For a Nonqualified Annuity, the tax implications are different for each type of distribution:
•Withdrawals from a contract before Annuity Benefit payments begin are treated as taxable income to the extent the cash value of the contract exceeds your investment in the contract. Withdrawals after any such excess is withdrawn represent a return of your investment in the annuity and are not taxable. Generally, your investment in the contract equals the contributions you make minus any amounts previously withdrawn that were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were transferred to the contract as a tax free exchange.
•If you elect an Annuity Benefit, part of each payment will be the tax-free return of your investment in the contract, based on a ratio of your investment to your expected return under the contract (exclusion ratio). The rest of each payment will be taxed as ordinary income. That means that part of each annuity payment is tax-free and part is taxable. When all of these tax-free portions add up to your investment in the contract, all remaining payments are taxed as ordinary income. If the annuity payments end before the total investment is recovered, a deduction for the remaining basis will generally be allowed on the owner’s final federal income tax return.
We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.
You may be subject to a tax penalty of 10% on the taxable portion of a distribution from either a Qualified or Nonqualified Annuity. There is an exception to this 10% additional federal tax if:
Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)    distributions made on or after the date you (or the Annuitant as applicable) reach age 59 ½;
2)    distributions following your death or disability (or the Annuitant as applicable) (for this purpose “disability” is defined in Code Section 72(m)(7));
3)    distributions paid in series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives (or life expectancies) of you and designated beneficiary;
4)    distributions made to you after separation from service after attaining age 55 (does not apply to IRAs);

5)    distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to you for amounts paid during the taxable year for medical care (determined without regard to whether you itemize deductions for such taxable year);
6)    distributions to an alternate payee pursuant to a qualified domestic relations order (within the meaning of Code Section 414(p)(1));
7)    distributions from an IRA for the health insurance (as described in Code Section 213)(d)(1)(D)) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)    distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the tax year;
9)    distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8));
10)    distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period; and
11)    distributions made on account of an IRS levy upon a qualified contract.
With respect to 3) above, if the series of substantially equal periodic payments is modified (other than by reason of death or disability) before the close of the 5-year period beginning with the date of the first payment and after you attain age 59 ½, or before you attain age 59 ½, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. You should consult with your tax advisor before taking any partial withdrawals from your Contract.
The IRS will treat all annuity contracts issued by us or our affiliates to one owner during any calendar year as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.
Tax Treatment of Living Benefits
If you elected a GLIA Rider, withdrawals of your Lifetime Payout Amount (LPA) are taxable as income to the extent that the Account Value exceeds your investment in the contract. Once you have withdrawn all of the gain and then recover the entire investment in your annuity contract, if additional payments are made under the GLIA Rider, those payments are taxable.
Tax-Favored Retirement Programs
An owner can use this annuity with certain types of qualified retirement plans that receive favorable tax treatment under the Tax Code. Numerous tax rules apply to the participants in qualified retirement plans and to the contracts used in connection with those plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself, regardless of the terms and conditions of the contract. Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. Also, we do not offer loans through our annuity contracts even if the qualified plan allows for them.
Annuities in Qualified Plans
IRAs and qualified retirement plans, such as 401(k) plans, provide you with tax-deferred growth and other tax advantages. If you are investing in a variable annuity through a qualified retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity’s other features, such as the Death Benefit, Annuity Benefit or optional Riders.
Required Minimum Distributions (RMDs)

If you have a Qualified Annuity (other than a Roth IRA), you may need to withdraw money from this annuity contract in order to satisfy the RMDs required by the Tax Code after you turn the qualified age under the Tax Code and applicable IRS regulations (for an owner that reached age 70½ on or before December 31, 2019, age 70½, and for an owner that reaches age 70½ on or after January 1, 2020, age 72). The distribution required by April 1 is for the year you actually turn the qualified age. Unless an exemption is otherwise available, you must take distributions for each calendar year after the year you turn the qualified age by December 31 of that year. We will calculate the RMDs with respect to this annuity contract based on the prior calendar year-end fair market value of this annuity contract only. We do not take into account your other assets or distributions in making this calculation. You should discuss these matters with your tax advisor.
If your contract provides an additional benefit, such as an enhanced death benefit or if you have elected the optional GLIA Rider, the fair market value of your contract may increase by the actuarial present value of those benefits. Therefore, the amount of the RMD you must take may increase.
Failure to comply with the RMD rules applicable to qualified contracts may result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which an RMD exceeds the actual distribution from the contract.
Roth IRAs do not require distributions at any time prior to the owner’s death.
Inherited IRAs
The death benefit paid under this contract may be extended as an inherited IRA. This occurs if, after the death of the owner of an IRA, the owner’s beneficiary directs that the death proceeds be titled as an inherited IRA. The owner’s beneficiary on the original IRA contract will become the inherited IRA owner and may name his or her own beneficiary in the event of death.
The inherited IRA owner may invest in the Investment Options available under the current version of the contract. Fees and charges will continue to apply and no additional contribution can be made. The inherited IRA owner must take RMDs beginning on or before December 31 of the calendar year after the original owner’s death. If the beneficiary is a spouse and has elected this option, distributions may begin at the end of the calendar year in which the owner would have reached the qualified age for purposes of IRS regulations (for an owner that reached age 70½ on or before December 31, 2019, age 70½, and for an owner that reaches age 70½ on or after January 1, 2020, age 72), if later.
Compliance with the SECURE Act
The Setting Every Community Up for Retirement Enhancement Act of 2019, as amended (the “SECURE Act”) substantially changes the tax rules that allowed inherited IRA owners to stretch distributions from their inherited IRAs over their life expectancies. Pursuant to the SECURE Act, notwithstanding any provision in the contract to the contrary, beginning with an owner’s death in 2020, an inherited IRA owner will generally be required to distribute the entire IRA balance within 10 years of the owner’s death.
Under the new rule, an inherited IRA owner who is not an “eligible designated beneficiary” under the Tax Rules, generally must receive the entire death benefit within 10 years of the annuity owner’s death. Eligible designated beneficiaries may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die. Eligible designated beneficiaries include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until the child reaches the age of majority, at which time the 10-year rule begins to apply), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. The inherited IRA owner’s status as an eligible designated beneficiary is determined on the date of the owner’s death. The five-year rule still applies to non-designated beneficiaries (i.e., beneficiaries that are not human beings).

Integrity Life does not provide tax advice. Please consult your personal financial or tax advisor if you have any questions regarding the impact of the SECURE Act on your designation of beneficiary(ies) and any death benefit paid under this contract.
Exchanges and Transfers
In some circumstances, you may move money tax-free from one annuity to another. Money can be moved from one Nonqualified Annuity to another under section 1035 of the Tax Code. This is usually called a “1035 exchange.” Money can be moved from one IRA to another IRA or from another qualified plan, such as a 401(k) plan or 403(b) tax sheltered annuity, to an IRA. This may be done by means of a rollover or a trustee-to-trustee transfer.
You can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. Trustee-to-trustee transfers between IRAs are not limited. Rollovers from traditional IRAs to Roth IRAs (“conversions”) are not limited.
Money invested in this annuity contract is not available for exchange under section 1035 of the Tax Code or for a trustee-to-trustee transfer as long as it is subject to a withdrawal charge. You cannot use your Free Withdrawal Amount as an exchange under section 1035 of the Tax Code or for a trustee-to-trustee transfer.
You cannot roll over from a SIMPLE IRA during the first two years of participation in the SIMPLE IRA and you cannot roll over after-tax contributions that are included in the other plans.
Tax laws are complex and your individual situation is unique. You should always consult a tax advisor before you move or attempt to move assets from one annuity to another annuity, contract or plan.
Federal and State Income Tax Withholding
We are required to withhold federal income taxes on all distributions from your annuity contract. If you are eligible, you may elect not to have any amounts withheld if you provide notice to us in Good Order. Also, certain states have indicated that we must apply withholding to payments made to their residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.
Tax Status of the Company
Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. The Company, therefore, does not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes. We can also set up reserves for taxes. We receive a tax deduction for dividends received by the Funds.
Transfers Among Investment Options
There will not be any current tax liability if you transfer any part of the Account Value among the Investment Options in your contract.
Part 9 – Additional Information
Cyber Security and Certain Business Continuity Risks
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and your Account Value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future. In addition to cyber security risks, we are subject to business interruption risks caused by catastrophes, both natural and man-made, including those associated with pandemics, terrorist attacks, fires or inclement weather events. Such events may cause systems upon which we rely to be inaccessible to our employees, customers, service providers or intermediaries for an extended period of time, causing a negative impact on our ability to provide services and products. These risks also apply to other insurance and financial services companies and businesses.
Risks Associated With the COVID-19 Pandemic
In March, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, which has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, the Company has implemented business continuity plans so it can continue to provide products and services to its customers, even as many of its employees and the employees of its service providers continue to work remotely. While these efforts have been successful to date, the Company continues to be subject to certain risks that could negatively impact its operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.
Significant market volatility and negative investment returns in the market resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Additionally, prolonged current economic conditions, consumer behavior, economic shutdowns, and voluntary or government-mandated hardship assistance that the Company provides to its customers, among other factors related to COVID-19, could affect the amount of sales and profitability of the Company’s businesses and could have a negative impact on its financial condition and operations.
While the Company is confident in its ability to manage the financial risks related to COVID-19, the extent and duration of the risks related to the COVID-19 pandemic are unknown at this time. It is possible these risks could impact the Company’s financial strength and claims-paying ability. There are many factors beyond the Company’s control that cannot be mitigated or foreseen that could have a negative impact in the Company and the operation of the contract. The Company continues to monitor the economic situation and its business operations closely.
Anti-Money Laundering
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Systematic Withdrawal Program
We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. If you do not select how often you want to receive withdrawals, we will make them on a monthly basis. You may specify a dollar amount or an annual percentage to be withdrawn, such as the Free Withdrawal Amount. The minimum Systematic Withdrawal is $100. If you do not have enough Account Value to make the withdrawal you have specified, no withdrawal will be made and your enrollment in the program will end. You may specify an account for direct deposit of your Systematic Withdrawals. Direct deposit is required for monthly withdrawals. Withdrawals under this program are subject to withdrawal charges, if any (see Part 4, section titled “Withdrawal Charge”) and to income tax and a 10% tax penalty if you are under age 59½. See Part 8.
To enroll in our Systematic Withdrawal Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon prior written notice. We may terminate or change the Systematic Withdrawal Program at any time.
Income Plus Withdrawal Program
We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy as defined by the Tax Code, from your contract anytime before you reach age 59½. You will not have to pay a tax penalty for these withdrawals, but they will be subject to ordinary income tax. See Part 8. Once you begin receiving your withdrawals under this program, you should not change or stop the withdrawals until the later of:
•the date you reach age 59½; and
•five years from the date of the first withdrawal under the program.
If you change or stop the withdrawals or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior withdrawals made under the Income Plus Withdrawal Program before you reached the date described above, plus interest.
You can choose the Income Plus Withdrawal Program any time before you reach age 59½. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify an account for direct deposit of your withdrawals. Direct deposit is required for monthly withdrawals. We will calculate the amount of the withdrawal, subject to a $100 minimum. We are not responsible for any tax or other liability you may incur if our good faith calculations are not correct. You should consult with your tax advisor to ensure these withdrawals are appropriate to your situation.
If on any withdrawal date you do not have enough Account Value to make the withdrawals you specified, no withdrawal will be made and your enrollment in the program will end.
To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. You may end your participation in the program upon prior written notice. We may terminate or change the Income Plus Withdrawal Program at any time. This program is not available in connection with the Systematic Withdrawal Program. Withdrawals under this program are subject to withdrawal charges, if any. See Part 4, section titled “Withdrawal Charge.”
This program is not available with the GLIA Rider or GMWB Rider. See Part 6.

Choices Plus Required Minimum Distribution (RMD) Program
We offer a Choices Plus RMD Program that allows you to pre-authorize withdrawals from your Qualified Annuity contract after you turn the qualified age under IRS regulations (for an owner that reached age 70½ on or before December 31, 2019, age 70½, and for an owner that reaches age 70½ on or after January 1, 2020, age 72). The Tax Code requires that you take minimum distributions from most Qualified Annuity contracts beginning on or before April 1 of the calendar year following the calendar year in which you turn the qualified age. The distribution required by April 1 is for the year you actually turn the qualified age. Unless an exemption is otherwise available, you must take distributions for each calendar year after you turn the qualified age by December 31 of that year. These withdrawals are subject to ordinary income tax. See Part 8.
You can choose the Choices Plus RMD Program at any time you have reached the qualified age for purposes of IRS regulations (for an owner that reached age 70½ on or before December 31, 2019, age 70½, and for an owner that reaches age 70½ on or after January 1, 2020, age 72) by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made. You may specify an account for direct deposit of your withdrawals. Direct deposit is required for monthly withdrawals. We will calculate the amount of the withdrawals using current IRS guidance. We are not responsible for any tax or other liability you may incur if our good faith calculations are not correct. You should consult with your tax advisor to ensure these withdrawals are appropriate to your situation.
Withdrawals of Account Value that are made as part of the Choices Plus program are not subject to withdrawal charges or MVAs, as long as you do not take additional withdrawals that would exceed your Free Withdrawal Amount when combined with the RMD amount. You may end your participation in the program upon prior written notice. We may terminate or change the Choices Plus RMD Program at any time.
This program is not available with the GLIA Rider or GMWB Rider. See Part 6.
Dollar Cost Averaging Program
Dollar cost averaging refers to the practice of investing the same amount in the same Variable Account Option at regular intervals (such as once a month), regardless of market conditions. Thus, you automatically buy more Units when the price is low and fewer when the price is high. Over time, you may reduce the risk of buying Units when their cost is highest. Dollar cost averaging does not assure a profit and does not protect against investment losses.
We offer a Dollar Cost Averaging Program under which we transfer contributions that you have allocated to the Fidelity VIP Government Money Market Portfolio, to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want transferred into each Variable Account Option. The minimum transfer to each Variable Account Option is $250. We will not charge a transfer charge under our Dollar Cost Averaging Program, and these transfers will not count toward the 12 free transfers you may make in a Contract Year.
To enroll in our Dollar Cost Averaging Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon prior written notice. We may terminate or change the Dollar Cost Averaging Program at any time. If you do not have enough Account Value in the Fidelity VIP Government Money Market Portfolio to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.
This program is not available in connection with the GLIA Rider, GMWB Rider or Guaranteed Return Plus Rider. See Part 6.

Systematic Transfer Program
We also offer a Systematic Transfer Program where we accept new contributions into a Systematic Transfer Option (STO), which is a Fixed Account, and make transfers out of the STO to one or more other Variable Account Options on a monthly or quarterly basis. We will transfer your STO contributions in approximately equal installments of at least $1,000 over either a six-month or a one-year period, depending on the option you select. If you do not have enough Account Value in the STO to transfer to each Variable Account Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any Account Value remaining in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Variable Account Options you chose for this program. You cannot transfer Account Value into the STO.
We will not charge a transfer charge under our Systematic Transfer Program, and these transfers will not count toward the 12 free transfers you may make in a Contract Year. See Part 4, section titled “Transfer Charge.”
To enroll in our Systematic Transfer Program, send the appropriate form to our Administrative Office. We can end the Systematic Transfer Program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.
This program is not available with the GLIA Rider, GMWB Rider or Guaranteed Return Plus Rider. See Part 6.
Customized Asset Rebalancing Program
Asset rebalancing allows you to maintain a diversified investment mix that is appropriate for your goals and risk tolerance. Because your different Investment Options will experience different gains and losses at different times, your asset allocation may shift from your preferred mix. Asset rebalancing periodically resets your investments to your original allocations, ensuring that your asset mix stays in line with your investment strategy.
We offer a Customized Asset Rebalancing Program that allows you to establish a rebalancing allocation and determine how often the Account Value in your currently available Variable Account Options will rebalance to that allocation. You can choose to rebalance monthly, quarterly, semi-annually or annually.
The Account Value in the currently available Variable Account Options will automatically be rebalanced back to your rebalancing allocation percentages by selling all existing Units subject to rebalancing and repurchasing Units according to your rebalancing allocation. You will receive a confirmation notice after each rebalancing. Variable Account Options that are closed to new purchases, and Fixed Accounts, are not included in the Customized Asset Rebalancing Program.
A transfer request or a reallocation of your Account Value does not change your rebalancing allocation. You must provide specific instructions if you wish to change your rebalancing allocations. We do not charge a transfer charge for transfers under our Customized Asset Rebalancing Program, and the transfers do not count toward your 12 free transfers. See Part 4, section titled “Transfer Charge.”
To enroll in our Customized Asset Rebalancing Program, send the appropriate form to our Administrative Office. Other allocation programs, such as Dollar Cost Averaging, may not work with the Customized Asset Rebalancing Program. You should, therefore, monitor your use of other programs, as well as transfers and withdrawals, while the Customized Asset Rebalancing Program is in effect. You may terminate your participation in the program upon prior written notice, and we may end or change the Customized Asset Rebalancing Program at any time. We recommend you consult with your financial professional when establishing your investment portfolio.
This program is not available with the GLIA Rider, GMWB Rider or Guaranteed Return Plus Rider. See Part 6.

Systematic Contributions Program
We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions to your annuity contract. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.
Contributions to the GLIA Investment Strategies, GMWB Investment Options or Guaranteed Return Plus Investment Options may not be made via the Systematic Contribution Program. See Part 6.
Legal Proceedings
Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity.

Appendix A Portfolio Companies Available Under the Contract
The following is a list of Portfolios currently available under the contract. You can also request this information at no cost by calling 1-800-325-8583 or sending an email request to service@integritycompanies.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.	American Funds I.S. The Bond Fund of America, Class 4 Adviser: Capital Research and Management Company
The fund has two primary investment objectives. It seeks to provide (1) a level of current income that exceeds the average yield on U.S. stocks generally, and (2) a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.	American Funds I.S. Capital Income Builder, Class 4 1 Adviser: Capital Research and Management Company
The fund seeks to provide long-term growth of capital.	American Funds I.S. Global Growth, Class 4 Adviser: Capital Research and Management Company
The fund seeks to provide growth of capital.	American Funds I.S. Growth, Class 4 Adviser: Capital Research and Management Company
The fund seeks to achieve long-term growth of capital and income.	American Funds I.S. Growth-Income, Class 4 Adviser: Capital Research and Management Company

The fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in shares of an underlying fund, the American Funds Insurance Series Asset Allocation Fund, while seeking to manage volatility and provide downside protection primarily through the use of exchange-traded options and futures contracts.	American Funds I.S. Managed Risk Asset Allocation, Class P2 1,2,4 Adviser: Capital Research and Management Company
The fund seeks long-term capital appreciation.	American Funds I.S. New World, Class 41 Adviser: Capital Research and Management Company

The fund seeks long-term growth of capital by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that fund management believes have shown above-average growth rates in earnings over the long term.	BlackRock Capital Appreciation V.I. Fund, Class III 3 Adviser: BlackRock Advisors, LLC Subadviser:
The fund seeks high total investment return by investing in equity, debt and money market securities.	BlackRock Global Allocation V.I. Fund, Class III 3,4,13 Adviser: BlackRock Advisors, LLC Subadviser: BlackRock (Singapore) Limited
The fund seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in non-investment grade bonds with maturities of ten years or less.	BlackRock High Yield V.I. Fund, Class III 3 Adviser: BlackRock Advisors, LLC Subadviser: BlackRock (Singapore) Limited

The fund seeks to maximize total return, consistent with income generation and prudent investment management by investing in securities that pay interest or dividends. The fund may also seek growth of capital by looking for investments that will increase in value. However, the fund’s investments emphasize current income more than growth of capital.	BlackRock Total Return V.I. Fund, Class III 3,4 Adviser: BlackRock Advisors, LLC Subadviser: BlackRock International Limited

The fund seeks to provide long-term growth of capital.	Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 15 Adviser: Columbia Management Investment Advisers, LLC
The fund seeks long-term capital appreciation.	Columbia Variable Portfolio – Small Cap Value Fund, Class 2 4,5 Adviser: Columbia Management Investment Advisers, LLC

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies. to the stocks of companies in the index.	DWS Small Cap Index VIP Fund, Class B 6 Adviser: DWS Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.

The Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among three main asset classes: the stock class (equity securities of all types), the bond class (fixed-income securities of all types maturing in more than one year, including lower-quality debt securities sometimes referred to as high yield debt securities or junk bonds, including funds that invest in such securities), and the short-term/money market class (fixed-income securities of all types maturing in one year or less, including funds that invest in such securities).	Fidelity VIP Asset Manager Portfolio, Service Class 2 4 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks income and capital growth consistent with reasonable risk by investing approximately 60% of its assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities (those of less than investment grade quality, also referred to as high yield debt securities or junk bonds), when its outlook is neutral.	Fidelity VIP Balanced Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.	Fidelity VIP Bond Index Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks of domestic and foreign issuers.	Fidelity VIP Contrafund Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC

The Portfolio seeks capital appreciation. The Portfolio normally invests primarily in common stocks of domestic and foreign issuers.	Fidelity VIP Disciplined Small Cap Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks reasonable income and will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies.	Fidelity VIP Extended Market Index Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks high total return with a secondary objective of principal preservation as the Portfolio approaches its target date and beyond. The Portfolio is designed for investors who retired in or within a few years of 2010 at or around age 65.	Fidelity VIP Freedom 2010 Portfolio, Service Class 2 4 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks high total return with a secondary objective of principal preservation as the Portfolio approaches its target date and beyond. The Portfolio is designed for investors who retired in or within a few years of 2015 at or around age 65.	Fidelity VIP Freedom 2015 Portfolio, Service Class 2 4 Adviser: Fidelity Management & Research Company LLC

The Portfolio seeks high total return with a secondary objective of principal preservation as the Portfolio approaches its target date and beyond. The Portfolio is designed for investors retiring in or within a few years of 2020 at or around age 65.	Fidelity VIP Freedom 2020 Portfolio, Service Class 2 4 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks high total return with a secondary objective of principal preservation as the Portfolio approaches its target date and beyond. The Portfolio is designed for investors retiring in or within a few years of 2025 at or around age 65.	Fidelity VIP Freedom 2025 Portfolio, Service Class 2 4 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks high total return with a secondary objective of principal preservation as the Portfolio approaches its target date and beyond. The Portfolio is designed for investors retiring in or within a few years of 2030 at or around age 65.	Fidelity VIP Freedom 2030 Portfolio, Service Class 2 4 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio, Initial Class Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks of domestic and foreign companies that the advisor believes have above-average growth potential.	Fidelity VIP Growth Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC

The Portfolio seeks a high level of current income, while also considering growth of capital.	Fidelity VIP High Income Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.	Fidelity VIP International Index Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in medium and high quality investment grade debt securities of all types, including those issued by domestic and foreign issuers, and repurchase agreements for those securities.	Fidelity VIP Investment Grade Bond Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks long-term growth of capital by normally investing primarily in common stocks of domestic and foreign issuers.	Fidelity VIP Mid Cap Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks long-term growth of capital by normally investing primarily in common stock and allocating its investments across different countries and regions. The Portfolio normally invests at least 80% of assets in non-U.S. securities.	Fidelity VIP Overseas Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC

The Portfolio seeks total return. The Portfolio seeks to maintain a target portfolio volatility of 10% over a one-year period.	Fidelity VIP Target Volatility Portfolio, Service Class 2 4,7 Adviser: Fidelity Management & Research Company LLC
The Portfolio seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.	Fidelity VIP Total Market Index Portfolio, Service Class 2 Adviser: Fidelity Management & Research Company LLC

The fund seeks capital appreciation with current income as a secondary goal.	Franklin Growth and Income VIP Fund, Class 2 8 Adviser: Franklin Advisers, Inc.
The fund seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund, Class 2 4,9 Adviser: Franklin Advisers, Inc.
The fund seeks capital appreciation.	Franklin Large Cap Growth VIP Fund, Class 2 Adviser: Franklin Advisers, Inc.
The fund seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund, Class 2 10 Adviser: Franklin Mutual Advisers, LLC
The fund seeks long-term total return.	Franklin Small Cap Value VIP Fund, Class 2 Adviser: Franklin Mutual Advisers, LLC

The fund seeks long-term capital growth.	Templeton Foreign VIP Fund, Class 2 4,9 Adviser: Templeton Investment Counsel, LLC
The fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund, Class 2 4,9 Adviser: Franklin Advisers, Inc.
The fund seeks long-term capital growth.	Templeton Growth VIP Fund, Class 2 Adviser: Templeton Global Advisors Limited

The fund seeks to generate positive total returns over time.	Guggenheim VT Global Managed Futures Strategy Fund (available on contracts purchased before April 24, 2015) 4,11,12 Adviser: Guggenheim Investments
The fund seeks long-term capital appreciation by constructing portfolios that maintain long positions in instruments that provide exposure to risk factors the fund's advisor considers to be undervalued by the equity markets and sell short instruments that provide exposure to risk factors the advisor considers to be overvalued by the equity markets.	Guggenheim VT Long Short Equity Fund (available on contracts purchased before April 24, 2015) 12 Adviser: Guggenheim Investments
The fund seeks long-term capital appreciation with less risk than traditional equity funds.	Guggenheim VT Multi-Hedge Strategies Fund (available on contracts purchased before May 1, 2012) 4,11,12 Adviser: Guggenheim Investments

The fund seeks capital growth by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.	Invesco V.I. American Franchise Fund, Series II Adviser: Invesco Advisers, Inc.
The fund seeks long-term capital appreciation.	Invesco V.I. American Value Fund, Series II Adviser: Invesco Advisers, Inc.
The fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II 4 Adviser: Invesco Advisers, Inc.
The fund seeks capital appreciation. The fund mainly invests in common stocks of U.S. companies that the fund’s portfolio managers expect to have above-average growth rates.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II 14 Adviser: Invesco Advisers, Inc.
The fund seeks long-term growth of capital. The fund invests primarily in equity securities and depositary receipts of foreign issuers.	Invesco V.I. International Growth Fund, Series II 4 Adviser: Invesco Advisers, Inc.

The fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Debt Portfolio, Class II 15 Adviser: Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Limited

The fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio, Class II 16 Adviser: Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company
The fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.	Morgan Stanley VIF U.S. Real Estate Portfolio, Class II 16 Adviser: Morgan Stanley Investment Management Inc.

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio is a fund-of-funds and invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of certain affiliated, actively managed or smart beta funds.	PIMCO All Asset Portfolio. Advisor Class 4,17 Adviser: Pacific Investment Management Company LLC (PIMCO)
The Portfolio seeks maximum real return, consistent with prudent investment management. “Real Return” equals total return less the estimated cost of inflation.	PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class 4,18 Adviser: Pacific Investment Management Company LLC (PIMCO)

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in fixed income instruments, including bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, that are economically tied to at least three non-U.S. countries.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged), Advisor Class 19 Adviser: Pacific Investment Management Company LLC (PIMCO)
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Long-Term U.S. Government Portfolio, Advisor Class 20 Adviser: Pacific Investment Management Company LLC (PIMCO)
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio, Advisor Class 21 Adviser: Pacific Investment Management Company LLC (PIMCO)
The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO Real Return Portfolio, Advisor Class 22 Adviser: Pacific Investment Management Company LLC (PIMCO)
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio, Advisor Class 23 Adviser: Pacific Investment Management Company LLC (PIMCO)

The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.	TOPS® Managed Risk Moderate Growth ETF Portfolio, Class 3 4,24 Adviser: ValMark Advisers, Inc. Subadviser: Milliman Financial Risk Management, LLC

The fund seeks capital appreciation and current income by investing primarily in a diversified portfolio of fixed-income and equity securities.	Touchstone VST Balanced Fund, Class SC 4,25,26 Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.
The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	Touchstone VST Bond Fund, Class SC 4,26 Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.
The fund seeks to provide investors with capital appreciation.	Touchstone VST Common Stock Fund, Class SC 26 Adviser: Touchstone Advisors, Inc. Subadviser: Fort Washington Investment Advisors, Inc.

(1)The fund's adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund's board.
(2) The fund's AFFE has been restated to reflect current fees. The fund's adviser is currently waiving a portion of its management fee equal to 0.05% of the fund's net assets. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund's board.
(3) As described in the “Management of the Funds” section of the fund’s prospectus, the fund's advisor has contractually agreed to waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses ("AFFE") and certain other fund expenses) to 1.50% of average daily net assets through April 30, 2022. The fund's advisor has also contractually agreed to reimburse fees, through April 30, 2022, in order to limit certain operational and recordkeeping fees to 0.08% of average daily net assets for the Capital Appreciation V.I. Fund, 0.07% of average daily net assets for the Global Allocation V.I. Fund, 0.05% of average daily net assets for the High Yield V.I.
Fund, and 0.06% of average daily net assets for the Total Return V.I. Fund. The fund's advisor has contractually agreed to waive the management fee with respect to any portion of the fund's assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by the fund's advisor or its affiliates that have a contractual management fee, through April 30, 2022. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the fund or by a vote of a majority of the outstanding voting securities of the fund.
(4) The fund's total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the financial highlights section of the fund's prospectus because the ratio of expenses included in the financial highlights does not include AFFE.
(5) The fund's advisor and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, AFFE, and infrequent and/or unusual expenses) through April 30, 2022, unless sooner terminated at the sole discretion of the fund's board of trustees. Under this agreement, the fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.83%
for the Columbia VP -- Select Mid Cap Value Fund and 1.13% for the Columbia VP -- Small Cap Value Fund.
(6) Through April 30, 2022, the fund's adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 0.67%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and AFFE. The agreement may only be terminated with the consent of the fund's board.
(7) The fund's advisor has contractually agreed to waive 0.05% of the fund’s management fee. This arrangement will remain in effect through April 30, 2022. In addition, the advisor has contractually agreed to reimburse 0.10% of class-level expenses. This arrangement will remain in effect for at least one year from the effective date of the fund’s prospectus and will remain in effect thereafter as long as Service Class 2 shares of the fund continue to be sold to unaffiliated insurance companies. If
Service Class 2 shares are no longer sold to unaffiliated insurance companies, the advisor, in its sole discretion, may discontinue the arrangement.
(8) The fund's investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, AFFE, and certain non-routine expenses) do not exceed 0.59% until April 30, 2022.
(9) The fund's investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in Franklin Templeton affiliated funds through at least April 30, 2022.
(10) Other expenses include 0.02% of dividend expense and security borrowing fees for securities sold short.
(11) The fund's advisor has contractually agreed to waive the management fee it receives from the fund in an amount equal to the management fee paid to the advisor by its subsidiary. This undertaking will continue in effect for so long as the fund invests in the subsidiary, and may be terminated only with the approval of the fund’s board of trustees. In addition, the advisor has contractually agreed through May 1, 2022, to waive the amount of the fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the fund with respect to any fund investment in an underlying fund for which the advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the fund's advisor at the conclusion of any one-year term or by the fund's board of trustees at any time, and when the fund's advisor ceases to serve as such.
(12) "Other Expenses” does not include fees paid to the fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this annual fund operating expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment return of the swap contracts) and represent an indirect cost of investing in the fund.
(13) "Other Expenses" includes an interest expense of 0.01%.
(14) The adviser of the Invesco V.I. Discovery Mid Cap Growth Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding AFFE and certain items discussed below) to 1.05% of the fund’s average daily net assets (the “expense limit”). In determining the adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Unless the adviser continues the fee waiver agreements, they will terminate on May 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the fund's board of trustees.
(15) The Fund’s distributor has agreed to waive 0.20% of the 0.25% 12b-1 fee that it may receive. The Fund’s adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15%. Each of the fee waivers and/or expense reimbursements will continue through at least June 30, 2022 or until such time as the Fund’s board of directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Contractual Fee Waivers/Reimbursements and Total Annual Expenses after Fee Waivers/Reimbursement have been restated to reflect the current expense limitation arrangement.
(16) The fund’s adviser has agreed to reduce its advisory fee and/or reimburse the fund so that total annual fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed (i) 1.30% with respect to the VIF Emerging Markets Equity Portfolio and (ii) 1.07% with respect to the VIF U.S. Real Estate Portfolio. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the fund's board of directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(17) AFFE includes interest expense of the underlying PIMCO funds of 0.06%. Interest expense can result from certain transactions within the underlying PIMCO funds and is separate from the management fees paid to the fund's advisor. Excluding interest expense of the underlying PIMCO funds, the total annual portfolio operating expense after fee waiver and/or expenses reimbursement is 1.315%. The advisor has contractually agreed, through May 1, 2022, to reduce its advisory fee to the extent that the underlying PIMCO fund expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in underlying PIMCO funds. The advisor may recoup these waivers in future periods, not exceeding three years from the date of the waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. This waiver will automatically renew for one-year terms unless the advisor provides written notice to the trust at least 30 days prior to the end of the then current term. The fee reduction is implemented based on a calculation of underlying PIMCO fund expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of AFFE listed in the table above.
(18) "Other Expenses” include interest expense of 0.35%. Interest expense is borne by the Portfolio separately from the management fees paid to the fund's advisor.
Excluding interest expense, total annual portfolio operating expenses after fee waiver and/or expense reimbursement is 0.99%. The fund's advisor has contractually agreed to waive the portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the Subsidiary) to the advisor. The Subsidiary pays the advisor a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by the advisor and will remain in effect for as long as the advisor’s contract with the Subsidiary is in place.
(19) "Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Portfolio separately from the management fees paid to the advisor. Excluding interest expense, the total annual portfolio operating expense is 1.00%.
(20) "Other Expenses” include interest expense of 0.22%. Interest expense is borne by the Portfolio separately from the management fees paid to the advisor. Excluding interest expense, total annual portfolio operating expenses are 0.725%.
(21) "Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Portfolio separately from the management fees paid to the advisor. Excluding interest expense, total annual portfolio operating expenses are 0.75%.
(22) "Other Expenses” include interest expense of 0.19%. Interest expense is borne by the Portfolio separately from the management fees paid to the advisor. Excluding interest expense, the total annual portfolio operating expenses are 0.75%.
(23) "Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Portfolio separately from the management fees paid to the advisor. Excluding interest expense, the total annual portfolio operating expenses are 0.75%.
(24) Other expenses are contractually limited to 0.10%.
(25) Other expenses and AFFE for Class SC shares of the Fund are estimated based on fees and expenses incurred by Class I shares of the Fund for the year ended December 31, 2020 and expenses of similar Touchstone Funds. Class SC shares of the Fund commenced operations on April 13, 2021.
(26) The advisor and the fund have entered into a contractual expense limitation agreement whereby the advisor will waive a portion of its fees or reimburse certain fund expenses (excluding dividend and interest expense related to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transactions and investment related expenses, including expenses associated with the fund's liquidity providers, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of AFFE, if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 0.97% of average daily net assets of the Bond Fund, 1.06% of average daily net assets of the Common Stock Fund, and 0.79% of average daily net assets of the Balanced Fund. This contractual expense limitation is effective through April 29, 2022, but can be terminated by a vote of the fund’s board of trustees if it deems the termination beneficial to the fund's shareholders. The terms of the contractual expense limitation agreement provide that the advisor is entitled to recoup, subject to approval by the fund’s board, such amounts waived or reimbursed for a period of up to three years from the date on which the advisor reduced its compensation or assumed expenses for the fund. The fund will make repayments to the advisor only if such repayment does not cause the annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the fund's current expense limitation.

iShares® and Blackrock® are registered trademarks of BlackRock, Inc. and its affiliates (BlackRock). All other trademarks, service marks or registered trademarks are the property of their respective owners. BlackRock's only relationship to Integrity Life is the licensing of certain trademarks and trade names of BlackRock. Integrity Life's variable annuities and Touchstone Funds are not sponsored, endorsed, sold or promoted by BlackRock. BlackRock makes no representations or warranties to the owners of Integrity Life's variable annuities or any member of the public regarding the advisability of investing in them or the iShares Funds. BlackRock has no obligation or liability in connection with the operation, marketing, sale or trading of Integrity Life's variable annuities.
DEPENDING ON THE OPTIONAL BENEFITS YOU CHOOSE, YOU MAY NOT BE ABLE TO INVEST IN CERTAIN PORTFOLIO COMPANIES
IF YOU PARTICIPATE IN THE GLIA OR GLIA PLUS OPTIONAL BENEFITS, YOUR INVESTMENT OPTIONS ARE LIMITED – PLEASE SEE SECTION 6 OF THIS PROSPECTUS FOR DETAILS

Appendix B – Withdrawal Charge Examples
We allow two ways for you to request withdrawals. In the first method, you receive the amount requested, and any withdrawal charge is taken from the Account Value. This reduces your Account Value by the amount of the withdrawal charge in addition to the amount you requested. This is the method used unless you request otherwise or unless you have elected one of the GLIA Riders. In the second method, you receive less than you requested if a withdrawal charge applies because the Account Value is reduced by the amount of the requested withdrawal and any withdrawal charge is taken from that amount.
For both methods, withdrawals are attributed to amounts in the following order:
1.    any Free Withdrawal Amount (except in the case of a surrender);
2.    contributions that are no longer subject to a withdrawal charge and have not yet been withdrawn (contributions are withdrawn from oldest to youngest);
3.    contributions subject to a withdrawal charge that have not yet been withdrawn (contributions are withdrawn from oldest to youngest);
4.    any gain, interest or other amount that is not considered a contribution.
Example Assumptions
Assume one contribution is made, no previous withdrawals have been taken, no MVA applies to the withdrawal and the Account Value at the time of the withdrawal is higher than the Account Value on the most recent Contract Anniversary:
Contribution:                            $50,000
Account Value before withdrawal:                $60,000
Requested withdrawal:                        $16,000
Withdrawal charge percentage applicable to the contribution:    6%
Taxes are not considered in this example.
Using the First Method
The Free Withdrawal Amount is calculated as:
$6,000 = $60,000 (Account Value on the date of the withdrawal) x 10% (free withdrawal percentage) - $0 (previous partial withdrawals during the current Contract Year).
After first applying the withdrawal to the Free Withdrawal Amount, the amount of the withdrawal still to be applied is:
$10,000 = $16,000 (requested withdrawal) - $6,000 (Free Withdrawal Amount).
There are no contributions that are no longer subject to a withdrawal charge, so the withdrawal is next applied to the contribution subject to a withdrawal charge. The withdrawal charge for this method is calculated as:
$638.30 = $10,000 (portion of the withdrawal still to be attributed) x 6% (withdrawal charge percentage) divided by (1 – 6%) (one minus the withdrawal charge percentage).
Using this method, you will receive $16,000; however, the total Account Value withdrawn is:
$16,638.30 = $16,000 (requested withdrawal) + $638.30 (withdrawal charge).
The amount of contribution still subject to a withdrawal charge is:

$39,361.70 = $50,000 (contribution) - $10,638.30 (portion of withdrawal attributed to contribution including the withdrawal charge).
Note, the withdrawal charge does not just apply to the contribution withdrawn ($10,000 x 6%). It also applies to the withdrawal charge itself as indicated by the (1- 6%) factor in the withdrawal charge formula.
Using the Second Method
The Free Withdrawal Amount is calculated as:
$6,000 = $60,000 (Account Value on the date of the withdrawal) x 10% (free withdrawal percentage) - $0 (previous partial withdrawals during the current Contract Year).
After first applying the withdrawal to the Free Withdrawal Amount, the amount of the withdrawal still to be attributed is:
$10,000 = $16,000 (requested withdrawal) - $6,000 (Free Withdrawal Amount).
There are no contributions that are no longer subject to a withdrawal charge, so the withdrawal is next applied to the contribution subject to a withdrawal charge. The withdrawal charge for this method is calculated as:
$600 = $10,000 (portion of the withdrawal still to be attributed) x 6% (withdrawal charge percentage).
Using this method, the total Account Value withdrawn is $16,000; however, you will receive:
$15,400 = $16,000 (requested withdrawal) - $600 (withdrawal charge).
The amount of contribution still subject to a withdrawal charge is:
$40,000 = $50,000 (contribution) - $10,000 (portion of withdrawal attributed to contribution including the withdrawal charge).
Note the second method will produce the same withdrawal charge as the first method if the requested withdrawal under the second method is the same as the total Account Value withdrawn in the first method. For example, a requested withdrawal of $16,638.30 using the second method produces the same $638.30 withdrawal charge as shown in the first method above.
This example is for illustrative purposes only and does not predict results.

Appendix C – Illustration of a Market Value Adjustment
The following examples illustrate how the MVA and the withdrawal charge may affect the value of a GRO upon a withdrawal. See Part 3, subsection titled “Market Value Adjustment” for more information, including the formula.
The MVA formula contains a factor of .0025. This represents a payment to us for the cost of processing the withdrawal and MVA. We receive this portion whether the MVA increases or decreases the GRO Value.
Assumptions:
•Contribution to a GRO - $50,000.00
•Guarantee Period - Seven Years
•Withdrawal - at the end of year three of the seven-year Guarantee Period
•No prior partial withdrawals or transfers
•Guaranteed Interest Rate - 5% Annual Effective Rate
The GRO Value for this $50,000 contribution would be $70,355.02 at the end of the Guarantee Period.
After three years, the GRO Value is $57,881.25.
The MVA will be based on the Guaranteed Interest Rate (A in the MVA formula) and the current rate we are offering at the time of the withdrawal on new contributions to GROs (B in the MVA formula) for the Guarantee Period equal to the time remaining in your Guarantee Period, rounded to the next lower number of complete months (N in the MVA formula). If we don’t declare a current rate for the exact time remaining, we’ll use a formula to find a rate using Guarantee Periods closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Guarantee Period. These examples also show the withdrawal charge, which would be calculated separately.
Examples of a Downward Market Value Adjustment:
A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased since the beginning of the 7-year Guarantee Period. At the time of the withdrawal, the current rate for new contributions and transfers to a 4-year Guarantee Period is 6.25%.
Full Withdrawal
Upon a full withdrawal, the MVA factor would be:
-0.0551589 = [(1 + .05)48/12 / (1 + .0625 + .0025)48/12] - 1
The MVA is a reduction of $3,192.67 from the GRO Value: -$3,192.67 = -0.0551589 X $57,881.25
The Adjusted Account Value would be:     $54,688.58 = $57,881.25 - $3,192.67
A withdrawal charge of 6% would be assessed against the $50,000.00 original contribution:
$3,000.00 = $50,000.00 X .06
Thus, the amount payable on a full withdrawal would be: $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00
Partial Withdrawal
If instead of a full withdrawal, $20,000.00 was requested, the free withdrawal amount and non-free amount would first be determined as above:

Free Amount = $5,788.13         Non-Free Amount = $14,211.87
The MVA, which is only applicable to the non-free amount, and which is subject to the 6% withdrawal charge, would be:
($783.91) = -0.0551589 X $14,211.87
The withdrawal charge would be: $957.18 = [($14,211.87 (the non-free amount) + $783.91 (the negative MVA))/ (1 - 0.06) a factor used to calculate the 6% withdrawal charge and adjust the withdrawal charge to include a withdrawal charge on itself] - ($14,211.87+ $783.91)
Thus, the total amount of Account Value needed to provide $20,000.00 after the MVA and withdrawal charge would be: $21,741.09 = $20,000.00 + $783.91+ $957.18
The value remaining in the GRO after the withdrawal would be: $36,140.16 = $57,881.25 - $21,741.09
Examples of an Upward Market Value Adjustment:
An upward MVA results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased since the beginning of the seven-year Guarantee Period. At the time of the withdrawal, the current rate for new contributions and transfers to a four-year Guarantee Period is 4%.
Full Withdrawal
Upon a full withdrawal, the MVA would be: 0.0290890 = [(1 + .05)48/12 / (1 + .04 + .0025)48/12] - 1
The MVA is an increase of $1,683.71 to the value in the GRO: $1,683.71 = .0290890 X $57,881.25
The Adjusted Account Value would be:     $59,564.96 = $57,881.25 + $1,683.71
A withdrawal charge of 6% would be assessed against the $50,000.00 original contribution:
$3,000.00 = $50,000.00 X .06
Thus, the amount payable on a full withdrawal would be: $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00
Partial Withdrawal
If instead of a full withdrawal, $20,000.00 was requested, the Free Withdrawal Amount and non-free amount would first be determined as above:
Free Amount = $5,788.13     Non-Free Amount = $14,211.87
The MVA, which is only applicable to the non-free amount, and which is subject to the 6% withdrawal charge, would be:
$413.41 = 0.0290890 X $14,211.87
The withdrawal charge would be: $880.75 = [($14,211.87 (the non-free amount) - $413.41 (the positive MVA))/ (1 - 0.06) a factor used to calculate the 6% withdrawal charge and adjust the withdrawal charge to include a withdrawal charge on itself] - ($14,211.87 - $413.41)
Thus, the total amount of Account Value needed to provide $20,000 after the MVA and withdrawal charge would be:
$20,467.34 = $20,000.00 - $413.41 + $880.75

The value remaining in the GRO after the withdrawal would be: $37,413.91 = $57,881.25 - $20,467.34
Actual MVAs will have a greater or lesser impact than shown in the examples, depending on the actual change in current interest rate and the timing of the withdrawal in relation to the time remaining in the Guarantee Period.
The MVA operates in a similar manner for transfers, except no withdrawal charge applies to transfers.
This example is for illustrative purposes only and does not predict results.

Appendix D – Parties to the Contract

Owner
•    Chooses parties to the contract.
•    Can change beneficiaries any time before death of owner or annuitant.
•    Has right to withdrawals and annuity payments while the Annuitant is alive and responsibility to pay taxes on such payments.
•    Responsible for any tax penalties for withdrawals taken before age 59½.
•    Responsible for taking required minimum distributions on qualified contracts.

Annuitant
•    Must be a natural person.
•    The measuring life for the Annuity Benefit.
•    The Annuitant’s death triggers the payment of the Death Benefit, unless there is a contingent Annuitant.
•    Has no rights under the contract.

Joint Owner (Optional)
•    Shares in all ownership rights with owner.
•    Will be co-payee on all withdrawals and annuity payments with the owner.
•    Both joint owners must execute all choices and changes to the contract.
•    If either owner or joint owner dies, both are considered to be deceased and a Distribution on Death will be paid to the owner’s beneficiary. The joint owner is not the owner’s beneficiary.
Contingent Annuitant (Optional) • Must be a natural person. If still alive when the primary Annuitant dies, will become the Annuitant under the contract. • Has no rights in the contract.

Owner’s Beneficiary
•    Must be designated by the owner as owner’s beneficiary.
•    Must receive a Distribution on Death of owner if the Annuitant is still alive.
•    Responsible for taxes on distribution.
•    If owner’s beneficiary is not alive at owner’s death, the Distribution on Death of owner is paid to the owner’s estate.

Annuitant’s Beneficiary
•    Must be designated by the owner as the Annuitant’s beneficiary.
•    Is entitled to the Death Benefit under the contract when the Annuitant dies.
•    Is generally responsible for paying any taxes due on the Death Benefit paid.
•    If Annuitant’s beneficiary is not alive at Annuitant’s death, the Death Benefit is paid to the Annuitant’s estate.

Appendix D – continued
Guide to Spousal Continuation

Owner*	Owner’s Beneficiary	Annuitant	Annuitant’s Beneficiary	Spousal Continuation Available When Owner Dies?	Spousal Continuation Available When Annuitant Dies?
Spouse 1	Spouse 2	Spouse 1	Spouse 2	Yes. Enhanced Spousal Continuation available, which includes an increase in Account Value for any enhanced Death Benefit.	Yes. Enhanced Spousal Continuation available, which includes an increase in the Account Value for any enhanced Death Benefit.
Spouse 1	Spouse 2	Spouse 2	Spouse 1	Yes. Standard Spousal Continuation only. No increase in Account Value because Annuitant is still alive.	No. Death benefit is paid to Spouse 1.
Spouse 1	Spouse 2	Spouse 1	Non-spouse	No. Death Benefit is paid to Annuitant’s beneficiary (Non-spouse).	No. Death benefit is paid to Annuitant’s beneficiary (Non-spouse).
Spouse 1	Non-spouse	Spouse 1	Spouse 2	No. Owner’s beneficiary is non-spouse.	No. Death Benefit is paid to Spouse 2.
Spouse 1	Spouse 2	Non-spouse	Non-spouse	Yes. Standard Spousal Continuation only. No increase in Account Value because Annuitant is still alive.	No. Death Benefit is paid to Annuitant’s beneficiary (Non-spouse).
Non-spouse	Non-spouse	Spouse 1	Spouse 2	No.	No. Death Benefit is paid to Spouse 2.
*In the case of joint owners, the distribution requirements are applied at the first death.
The joint owner is not the owner’s beneficiary.

Appendix E – Illustration of Guaranteed Lifetime Income Advantage
The following examples demonstrate how the Rider works, based on the stated assumptions. These examples are for illustration only, and do not predict future investment results.
Example #1
This example illustrates the Spousal Rider where withdrawals equal to the Lifetime Payout Amount (LPA), as well as Nonguaranteed Withdrawals have been taken, an additional contribution has been made and Bonuses and Step-Ups have been applied. It also illustrates payments for the life of the Primary and Spousal Annuitant even though the Account Value has been reduced to zero. All amounts in the table are rounded to the nearest $1.00 in this example.
Assumptions:
•Primary Annuitant’s age on date GLIA Rider is purchased = 55; Spousal Annuitant’s age on date GLIA Rider is purchased = 52
•Initial contribution = $100,000; additional contribution = $10,000 in Contract Year 10
•Nonguaranteed Withdrawal equal to $5,000 in Contract Year 8; Nonguaranteed Withdrawal of $776 in Contract Year 14
•Withdrawals equal to LPA in Contract Years 9-13, and Contract Years 15+
•No withdrawals were taken that would result in withdrawal charges under the contract.
•The contract is not a Qualified Annuity contract.
•The Rider remains in effect during the period covered in this example.

Contract Year	Primary Annuitant’s Age on APD*	Spousal Annuitant’s Age on APD	Contribu-tions	LPA	Annual Withdrawal	Adjusted Nonguaranteed Withdrawal	Hypothetical Account Value on APD (A)	Bonus	Bonus Base	Step-Up Base	Payment Base at end of APD (B)
1	55	52	$100,000	N/A	$0	$0	$104,500	$4,000 (C)	$104,000 (C)	$104,500 (D)	$104,500
2	56	53	$0	N/A	$0	$0	$107,635	$4,000 (C)	$108,000 (C)	$107,635 (D)	$108,000
3	57	54	$0	N/A	$0	$0	$111,940	$4,000 (C)	$112,000 (C)	$111,940 (D)	$112,000
4	58	55	$0	N/A	$0	$0	$115,310	$4,000 (C)	$116,000 (C)	$115,310 (D)	$116,000
5	59	56	$0	N/A	$0	$0	$113,004	$4,000 (C)	$120,000 (C)	$115,310	$120,000
6	60	57	$0	N/A	$0	$0	$113,004	$4,000 (C)	$124,000 (C)	$115,310	$124,000
7	61	58	$0	N/A	$0	$0	$108,483	$4,000 (C)	$128,000 (C)	$115,310	$128,000
8	62	59	$0	N/A	$5,000 (E)	$5,784 (E)	$105,653	$0	$122,216 (E)	$109,526 (E)	$122,216
9	63	60	$0	$4,889(F)	$4,889	$0	$100,764	$0	$122,216	$109,526	$122,216
10	64	61	$10,000(G)	$5,289 (G)	$5,289	$0	$103,261	$0	$132,216 (G)	$119,526 (G)	$132,216
11	65	62	$0	$5,289	$5,289	$0	$99,005	$0	$132,216	$119,526	$132,216
12	66	63	$0	$5,289	$5,289	$0	$89,756	$0	$132,216	$119,526	$132,216
13	67	64	$0	$5,289	$5,289	$0	$86,262	$0	$132,216	$119,526	$132,216
14	68	65	$0	$5,289	$6,065 (H)	$1,254 (H)	$81,060	$0	$130,962 (H)	$118,272 (H)	$130,962
15	69	66	$0	$5,238 (H)	$5,238	$0	$76,632	$0	$130,962	$118,272	$130,962
16	70	67	$0	$5,238	$5,238	$0	$74,459	$0	$130,962	$118,272	$130,962
17	71	68	$0	$5,238	$5,238	$0	$69,965	$0	$130,962	$118,272	$130,962
18	72	69	$0	$5,238	$5,238	$0	$63,327	$0	$130,962	$118,272	$130,962
19	73	70	$0	$5,238	$5,238	$0	$54,922	$0	$130,962	$118,272	$130,962
20	74	71	$0	$5,238	$5,238	$0	$51,881	$0	$130,962	$118,272	$130,962
21	75	72	$0	$5,238	$5,238	$0	$46,124	$0	$130,962	$118,272	$130,962
22	76	73	$0	$5,238	$5,238	$0	$42,269	$0	$130,962	$118,272	$130,962
23	77	74	$0	$5,238	$5,238	$0	$38,298	$0	$130,962	$118,272	$130,962
24	78	75	$0	$5,238	$5,238	$0	$31,528	$0	$130,962	$118,272	$130,962
25	79	76	$0	$5,238	$5,238	$0	$24,713	$0	$130,962	$118,272	$130,962
26	80	77	$0	$5,238	$5,238	$0	$18,733	$0	$130,962	$118,272	$130,962
27	81	78	$0	$5,238	$5,238	$0	$14,431	$0	$130,962	$118,272	$130,962
28	82	79	$0	$5,238	$5,238	$0	$9,626	$0	$130,962	$118,272	$130,962
29	83	80	$0	$5,238	$5,238	$0	$4,195	$0	$130,962	$118,272	$130,962
30	84	81	$0	$5,238 (I)	$5,238	$0	$0	$0	$130,962	$118,272	$130,962
31+	85	82	$0	$5,238	$5,238	$0	$0	$0	$130,962	$118,272	$130,962
*APD = Annual Processing Date

(A) The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.
(B) The Payment Base is always the greater of the Bonus Base and Step-Up Base.
(C) A Bonus was added to the Bonus Base in Contract Years 1 - 5 because no withdrawals were taken during those Contract Years. The Bonus amount is the Bonus Percentage, which is 4.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.
For example, the Bonus in Contract Year 1 is calculated as follows:
•4.00% (Bonus Percentage) X $100,000 (total contributions) – 4.00% (Bonus Percentage) X $0 (total withdrawals) = $4,000 Bonus amount. This calculation is the same in each of the seven years.
The Bonus Base after the Bonus in Contract Year 1 is $100,000 + $4,000 = $104,000; the Bonus Base after the Bonus in Contract Year 2 is $104,000 + $4,000 = $108,000; the Bonus Base after the Bonus in Contract Year 3 is $108,000 + $4,000 = $112,000; the Bonus Base after the Bonus in Contract Year 4 is $112,000 + $4,000 = $116,000; the Bonus Base after the Bonus in Contract Year 5 is $116,000 + $4,000 = $120,000; the Bonus Base after the Bonus in Contract Year 6 is $120,000 + $4,000 = $124,000; the Bonus Base after the Bonus in Contract Year 7 is $124,000 + $4,000 = $128,000.
(D) In Contract Year 1, the Step-Up Base increases to $104,500 because the hypothetical Account Value ($104,500) is larger than the Step-Up Base in Contract Year 1($100,000). After the Step-Up, the Step-Up Base ($104,500) is larger than the Bonus Base ($104,000) and therefore the Payment Base is equal to the Step-Up Base of $104,500. In Contract Years 2-4, the Step-Up Base increases to the Account Value, because the Account Value is larger than the previous years’ Step-Up Base, however the Payment Base is not affected because the Bonus Base is higher than the Step-Up Base in each Contract Year. In Contract Years 5+, the Step-Up Base is always larger than the Account Value, and thus is not stepped up.
(E) In Contract Year 8, the younger spouse has not yet reached age 60 , which means it is prior to the LPA Eligibility Date. Therefore, the entire $5,000 withdrawal is a Nonguaranteed Withdrawal. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation the Account Value before the withdrawal is $110,653, equal to the Account Value after withdrawal ($105,653) plus the withdrawal amount ($5,000). It is calculated as follows:
•$5,000 (Nonguaranteed Withdrawal amount) x 1.1568 ($128,000 Payment Base divided by $110,653 Account Value) = $5,784 (Adjusted Nonguaranteed Withdrawal amount)
The Bonus Base and the Step-Up Base (and therefore the Payment Base) are reduced by the amount of the Adjusted Nonguaranteed Withdrawal:
•$128,000 Bonus Base – $5,784 Adjusted Nonguaranteed Withdrawal amount = $122,216 Bonus Base after the Nonguaranteed Withdrawal
•$115,310 Step-Up Base - $5,784 Adjusted Nonguaranteed Withdrawal amount = $109,526 Step-Up Base after the Nonguaranteed Withdrawal
(F) In Contract Year 9, the LPA is determined, since this is the first withdrawal on or after the Age 60 Contract Anniversary. The LPA is the Withdrawal Percentage times the Payment Base:
•4.0% (Withdrawal Percentage) X $122,216 (Payment Base) =$4,889 (LPA)
(G) The $10,000 additional contribution made at the beginning of Contract Year 10 increases the Bonus Base and Step-Up Base (and therefore the Payment Base) dollar-for-dollar.

•$122,216 Bonus Base + $10,000 additional contribution amount = $132,216 Bonus Base after the additional contribution.
•$109,526 Step-Up Base + $10,000 additional contribution amount = $119,526 Step-Up Base after the additional contribution.
The LPA is recalculated using the Withdrawal Percentage times the Payment Base after the additional contribution:
•4.0% (Withdrawal Percentage) X $132,216 (Payment Base) =$5,289 (LPA)
(H) In Contract Year 14, A Nonguaranteed Withdrawal in the amount of $776 ($6,065 amount withdrawn - $5,289 LPA) is taken. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the withdrawal is $81,836, equal to the Account Value after withdrawal ($81,060) plus the nonguaranteed withdrawal amount ($776). It is calculated as follows:
•$776 (Nonguaranteed Withdrawal amount) x 1.6156 ($132,216 Payment Base divided by $81,836 Account Value) = $1,254 (Adjusted Nonguaranteed Withdrawal amount)
The Bonus Base and Step-Up Base (and therefore the Payment Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount:
•$132,216 Bonus Base - $1,254 Adjusted Nonguaranteed Withdrawal amount = $130,962 Bonus Base after the Nonguaranteed Withdrawal.
•$119,526 Step-Up Base - $1,254 Adjusted Nonguaranteed Withdrawal amount = $118,272 Step-Up Base after the Nonguaranteed Withdrawal
The LPA is recalculated after the withdrawal as 4.0% of the Payment Base after the withdrawal: $130,962 x 4.0% = $5,238.
(I) In Contract Year 30, the Account Value is reduced to zero; however the Payment Base is greater than zero. Therefore, the Rider enters Guaranteed Payment Phase and payments of the LPA continue.

Example #2
This example illustrates the Individual Rider where withdrawals equal to the LPA, as well as Nonguaranteed Withdrawals have been taken, and Bonuses have been applied. It also illustrates the termination of the Rider if the Account Value is reduced to zero by a Nonguaranteed Withdrawal. All amounts in the table are rounded to the nearest $1.00 in this example.
Assumptions:
•Annuitant’s age on date GLIA Rider is purchased = 55
•Initial contribution = $100,000; no additional contributions
•Withdrawals equal to LPA in Contract Years 6-7, 9-13
•Nonguaranteed Withdrawal in Contract Year 8 in the amount of $20,200
•Full Account Value withdrawn in Contract Year 14
•No withdrawals were taken that would result in withdrawal charges under the contract.
•The contract is not a Qualified Annuity contract.
•The Rider remains in effect during the period covered in this example.

Contract Year	Annuitant’s Age on APD*	Contributions	LPA	Annual Withdrawal	Adjusted Nonguaranteed Withdrawal	Hypothetical Account Value on APD (A)	Bonus	Bonus Base	Step-Up Base	Payment Base at end of APD (B)
1	55	$100,000	N/A	$0	$0	$99,000	$4,000 (C)	$104,000 (C)	$100,000 (D)	$104,000
2	56		N/A	$0	$0	$98,010	$4,000 (C)	$108,000 (C)	$100,000	$108,000
3	57		N/A	$0	$0	$95,070	$4,000(C)	$112,000 (C)	$100,000	$112,000
4	58		N/A	$0	$0	$92,218	$4,000(C)	$116,000 (C)	$100,000	$116,000
5	59		N/A	$0	$0	$91,295	$4,000 (C)	$120,000 (C)	$100,000	$120,000
6	60		$4,800 (E)	$4,800(E)	$0	$87,408	$0	$120,000	$100,000	$120,000
7	61		$4,800	$4,800	$0	$83,482	$0	$120,000	$100,000	$120,000
8	62		$4,800	$25,000 (F)	$30,484 (F)	$59,317	$0	$89,516(F)	$69,516(F)	$89,516
9	63		$3,581(F)	$3,581	$0	$55,143	$0	$89,516	$69,516	$89,516
10	64		$3,581	$3,581	$0	$51,011	$0	$89,516	$69,516	$89,516
11	65		$3,581	$3,581	$0	$44,880	$0	$89,516	$69,516	$89,516
12	66		$3,581	$3,581	$0	$41,748	$0	$89,516	$69,516	$89,516
13	67		$3,581	$3,581	$0	$38,168	$0	$89,516	$69,516	$89,516
14	68		$3,581	$38,168 (G)	N/A	$0	$0	$0	$0	$0
15	69		$0	$0	$0	$0	$0	$0	$0	$0
*APD = Annual Processing Date
(A) The hypothetical Account Value includes deduction of all fees and is after any applicable withdrawal.

(B) The Payment Base is always the greater of the Bonus Base and Step-Up Base.
(C) A Bonus was added to the Bonus Base in Contract Years 1 - 5 because no withdrawals were taken during those Contract Years. The Bonus amount is the Bonus Percentage, which is 4.00% in each of these years, times the total contributions minus total withdrawals, which is $100,000 for each year.
For example, the Bonus in Contract Year 1 is calculated as follows:
•4.00% (Bonus Percentage) X $100,000 (total contributions) – 4.00% (Bonus Percentage) X $0 (total withdrawals) = $4,000 Bonus amount. This calculation is the same in each of the 5 years.
The Bonus Base after the Bonus in Contract Year 1 is $100,000+ $4,000 = $104,000; the Bonus Base after the Bonus in Contract Year 2 is $104,000+ $4,000 = $108,000; the Bonus Base after the Bonus in Contract Year 3 is $108,000+ $4,000 = $112,000; the Bonus Base after the Bonus in Contract Year 4 is $112,000+ $4,000 = $116,000; the Bonus Base after the Bonus in Contract Year 5 is $116,000+ $4,000 = $120,000.
(D) In each Contract Year, the hypothetical Account Value is less than the Step-Up Base and thus, the Step-Up Base is not stepped up.
(E) In Contract Year 6, the LPA is determined, since this is the first withdrawal on or after the Age 60 Contract Anniversary. The LPA is the Withdrawal Percentage times the Payment Base:
•4.0% (Withdrawal Percentage) X $120,000 (Payment Base) =$4,800 (LPA)
(F) A Nonguaranteed Withdrawal in the amount of $20,200 ($25,000 amount withdrawn - $4,800 LPA) is taken in Contract Year 8. The Adjusted Nonguaranteed Withdrawal amount is the Nonguaranteed Withdrawal amount multiplied by the greater of 1 or the ratio of the Payment Base to Account Value, where both values are calculated immediately before the Nonguaranteed Withdrawal. For this calculation, the Account Value before the withdrawal is 79,517, equal to the Account Value after withdrawal ($59,317) plus the withdrawal amount ($20,200). It is calculated as follows:
•$20,200 (Nonguaranteed Withdrawal amount) x 1.5091 ($120,000 Payment Base divided by $79,517 Account Value) = $30,484 (Adjusted Nonguaranteed Withdrawal amount)
The Bonus Base and Step-Up Base (and therefore the Payment Base) are reduced by the Adjusted Nonguaranteed Withdrawal amount.
•$120,000 Bonus Base - $30,484 Adjusted Nonguaranteed Withdrawal amount = $89,516 Bonus Base after the Nonguaranteed Withdrawal
•$100,000 Step-Up Base - $30,484 Adjusted Nonguaranteed Withdrawal amount = $69,516 Step-Up Base after the Nonguaranteed Withdrawal
The LPA is recalculated after the withdrawal as 4.0% of the Payment Base after the withdrawal: $89,516 x 4.0% = $3,581.
(G) A Nonguaranteed Withdrawal reduces the Account Value to zero in Contract Year 14 and the Rider and annuity contract terminate.

Appendix F – Illustration of Enhanced Earnings Benefit (EEB)
Example #1 - The following is a hypothetical example of how the EEB works:
Assumptions:
•Annuitant was age 60 on the Contract Date (40% EEB benefit)
•Initial contribution = $100,000
•No additional contributions
•No withdrawals
•Hypothetical Account Value at the time the Death Benefit is calculated = $125,000
Based on these assumptions stated above:
•The gain in the contract is = $25,000 ($125,000-$100,000 =$25,000)
•Benefit paid would be $10,000 ($25,000 x 40%)
Example #2 - The following is an example of how the EEB will be calculated and paid in conjunction with the standard Death Benefit under this contract.
Assumptions:
•Annuitant was age 60 on the Contract Date (40% EEB benefit)
•Initial contribution = $50,000
•No additional contributions
•No withdrawals
•Hypothetical Account Value at the time the Death Benefit is calculated = $60,000
•Highest anniversary Account Value = $70,000
Based on these assumptions:
•the gain in the contract is $10,000 ($60,000 – $50,000);
•the EEB is $4,000 (40% x $10,000); and thus
•the total payment to the beneficiaries is $74,000 ($70,000 + $4,000).

[BACK COVER PAGE]
Additional information about the annuity contract described in this prospectus and Separate Account I of Integrity Life Insurance Company (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated May 1, 2022, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.
The SAI is available without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier numbers:

Class/Contract C000104723	Pinnacle (before April 30, 1998)
Class/Contract C000109508	Pinnacle III (May 1, 1998 to July 16, 2001; only version sold in Oregon)
Class/Contract C000109509	Pinnacle IV (July 16, 2001 to April 30, 2007)
Class/Contract C000109510	Pinnacle V (May 1, 2007 to December 31, 2011)

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2022
Pinnacle (before April 30, 1998)
Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon)
Pinnacle IV (July 16, 2001 to April 30, 2007)
Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)
Deferred Flexible Premium Variable Annuities
Issued By Integrity Life Insurance Company
Through Separate Account I of Integrity Life Insurance Company
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the variable annuity prospectus dated May 1, 2022.
A copy of the prospectuses to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720, or by calling 1-800-325-8583. All non-principal risks associated with the contract are disclosed in the prospectus.
Table of Contents    Page

General Information and History
Administration and Distribution of the Contracts
Performance Data and Illustrations
Distributions From Tax-Favored Qualified Retirement Programs
Financial Statements

General Information and History
Integrity Life Insurance Company (Integrity) is an Ohio life insurance company organized on May 3, 1966. Its principal executive offices are located at 400 Broadway, Cincinnati, Ohio 45202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), an Ohio life insurance company organized on February 23, 1888. WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc., an Ohio corporation, which is wholly owned by Western & Southern Mutual Holding Company, an Ohio mutual insurance holding company.

Separate Account I of Integrity Life Insurance Company was established in 1986, and is maintained under the insurance laws of the State of Ohio. The Separate Account is a unit investment trust, which is a type of investment company governed by the Investment Company Act of 1940 (1940 Act).
Administration and Distribution of the Contracts
Administration
Integrity has responsibility for administration of Separate Account I (the Separate Account) and the variable annuity contracts issued through the Separate Account (Contracts). Integrity has entered into Service Agreements with WSLIC to provide certain services, including administrative services for the Separate Account and the Contracts. Compensation for these services, which are paid by Integrity, is based on the charges and expenses incurred by WSLIC, and will reflect actual costs to the extent reasonably possible.
Custodian
Integrity is the custodian of the assets of the Separate Account.  The shares are held in book-entry form. Integrity maintains a record of all purchases and redemptions of shares of the underlying portfolios.
Underwriter

Touchstone Securities, Inc. (Touchstone Securities), 400 Broadway, Cincinnati, Ohio 45202, an indirect subsidiary of WSLIC and an affiliate of Integrity, is the principal underwriter of the Contracts. Touchstone Securities is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member in good standing of the Financial Industry Regulatory Authority (FINRA). The Contracts are offered through Touchstone Securities on a continuous basis. The amount of distribution allowances paid to Touchstone Securities from Integrity for underwriting its variable annuities was $[ ] in 2021, $3,974,508 in 2020, and $4,673,764 in 2019. Touchstone Securities did not retain distribution allowances during these years.
Sales
The Contracts are sold by insurance agents licensed in the states where the Contracts may be lawfully sold.  The agents are also registered representatives of broker-dealers, which are registered under the Securities Exchange Act of 1934 and are members of FINRA.

We make payments to the broker-dealer firms that distribute our Contracts in the form of commissions and other incentives. We may make payments in the form of expense reimbursements or marketing allowances to the broker-dealers that distribute our Contracts in exchange for privileges, including additional or special access to broker-dealers’ sales staff, opportunities to provide and attend training and other conferences, and marketing enhancements of our Contracts. The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm. Not all broker-dealers receive additional compensation and the amount of compensation varies by firm. These payments could be significant to a firm, and could create a conflict of interest between the firm or representative and the customer. These payments could provide incentive to a firm or representative to recommend a Contract that is not in a customer’s best interest. We generally choose to compensate broker-dealers that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts.
The following list includes the names of firms that received expense reimbursement or marketing allowance payments of more than $5,000 with respect to variable annuities sold for Integrity and its wholly owned subsidiary National Integrity Life Insurance Company during the last calendar year.

American Portfolios Financial Services, Inc.	LPL Financial LLC
Performance Data and Illustrations
We may provide performance information and illustrations using performance information. Performance information may be based on historical returns of the Variable Account Options. At any time in the future, performance will likely be higher or lower than in the past. Historical performance does not predict future results.
Performance Data
In advertisements or in information furnished to you, we may provide the average annual total return and the cumulative total return of the units of the Variable Account Options. The money market option may also from time to time include the yield and effective yield of its units. Performance information is computed separately for each Variable Account Option in accordance with the formulas described below.
Total return reflects all aspects of the return of a Variable Account Option, including the automatic reinvestment of all distributions and the deduction of all charges that apply on an annual basis. Performance represents annualized percentage change in net assets of a Variable Account Option, based on a hypothetical $1,000 investment, the performance of the underlying portfolios and the charges that would have been made during the periods shown. Premium taxes, if applicable, are not reflected. Returns are not annualized for periods less than one year.
Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Variable Account Option over certain periods, including 1, 3, 5, and 10 years and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.
Investors should realize that a Variable Account Option’s performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical periods as opposed to the actual historical performance of a Variable Account Option during any portion of the period shown. Average annual returns are calculated using this formula:

P (1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the redeemable value at the end of the period.
Standardized returns are average annual total returns calculated from the Variable Account Inception Date, which represents the date the Variable Account Option was available in the Contract. Standardized returns reflect the standard death benefit and the deduction of all Contract expenses, including portfolio level expenses, the annual mortality and expense risk charge, annual administration charge and the withdrawal charge. The cost of the optional Guaranteed Lifetime Income Advantage (GLIA) Rider is not included. If the cost of the GLIA Rider were included, the returns would be lower.
Non-standardized returns are calculated from the Fund Inception Date, which represents the inception date of the underlying fund, rather than the date it was included in the Contract. Performance that predates the inclusion in the Contract is hypothetical and has been adjusted to include Contract expenses. Two sets of non-standardized returns may be presented, each reflecting the standard death benefit and the deduction of portfolio level expenses, the annual mortality and expense risk charge and the annual administration charge. One set also reflects the withdrawal charge. The cost of the optional Guaranteed Lifetime Income Advantage Rider is not included. If the cost of the GLIA Rider were included, the returns would be lower.
Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Variable Account Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.
Yields quoted in advertising reflect the change in value of a hypothetical investment in a Variable Account Option over a stated period of time, not taking into account capital gains or losses, or any withdrawal charges. Yields are annualized and stated as a percentage.
Current yield and effective yield are calculated for the money market option. Current yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less Contract charges that would have applied during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.
Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] – 1
Individualized Illustrations
Integrity may provide computer-generated illustrations using programs available through third party firms to provide registered representatives and existing or potential Contracts owners with individualized hypothetical illustrations. The illustrations may include contract values and returns for some or all of the Variable Account Options. Such illustrations may include graphs, bar charts and other types of formats.
Hypothetical values may be based on: (i) the results of a hypothetical contribution to a Contract invested in a single or multiple Variable Account Options using standardized and non-standardized average annual returns; or (ii) the results of a hypothetical contribution to a Contract using either static or variable assumed rates of return, as allowed by law.
Distributions From Tax-Favored Qualified Retirement Programs
Distributions from qualified plans are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of qualified plans, including Roth IRAs. You should consult with your tax adviser to determine how these rules affect the distribution of your benefits.
Section 72(t) of the Internal Revenue Code provides that any amount received under a qualified contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)     distributions made on or after the date you (or the Annuitant as applicable) reach age 59 ½;
2)    distributions following your death or disability (or the Annuitant as applicable) (for this purpose “disability” is defined in Code Section 72(m)(7);
3)    distributions paid in series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives (or life expectancies) of you and designated beneficiary;
4)     distributions made to you after separation from service after attaining age 55 (does not apply to IRAs);
5)    distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to you for amounts paid during the taxable year for medical care (determined without regard to whether you itemize deductions for such taxable year);
6)    distributions to an alternate payee pursuant to a qualified domestic relations order (within the meaning of Code Section 414(p)(1));
7)    distributions from an IRA for the health insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)    distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the tax year;
9)    distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8));
10)    distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period;
11)    distributions made on account of an IRS levy upon a qualified contract; and
12)    distributions from an eligible retirement plan (including an IRA) of up to $5,000 made to you with respect to any qualified birth or adoption.
With respect to 3) above, if the series of substantially equal periodic payments is modified (other than by reason of death or disability) before the close of the 5-year period beginning with the date of the first payment and after you attain age 59 ½, or before you attain age 59 ½, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. You should consult with your tax adviser before taking any partial withdrawals from your Contract.
Participants in qualified plans (other than IRAs), with the exception of five-percent owners, generally must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the participant reaches the qualified age under IRS regulations (for an owner that reached age 70½ on or before December 31, 2019, age 70½, and for an owner that reaches age 70½ on or after January 1, 2020, age 72) or (ii) the calendar year in which the participant retires. Owners of traditional IRAs and 5% owners of qualified plans must begin receiving distributions by April 1 of the calendar year following the year in which the owner or participant reaches the qualified age under IRS regulations. Owners of Roth IRAs are not required to take distributions during their lifetime. Distributions from certain TSA plans can be deferred until age 75. After death, distribution rules apply to traditional and Roth IRAs. If you do not take mandatory distributions, you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.
Distributions from qualified plans (other than traditional IRAs) in the form of a lump sum settlement, partial withdrawal or periodic annuity payments for a fixed period of fewer than 10 years, are subject to mandatory federal income tax withholding of 20% of the taxable amount of the distribution, unless (i) the payee directs the transfer of such amounts to another qualified plan or traditional IRA; or (ii) the payment is a minimum distribution required under the Internal Revenue Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to a 10% federal income tax withholding unless the payee elects not to have withholding apply.
We are not permitted to make distributions from a Contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.
The above description of the minimum distribution requirements and the federal income tax consequences of distributions from tax-favored retirement plans which may be funded by the Contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. If you do not fully comply with all rules, which are subject to change, you may suffer adverse tax consequences. You should consult a qualified and competent tax adviser prior to adopting a plan or purchasing a Contract in connection with a tax-favored plan.

Financial Statements
The financial statements of Separate Account I of Integrity Life Insurance Company as of December 31, 2021, and for the periods indicated in the financial statements, included in this Statement of Additional Information have been audited by Ernst & Young LLP, 221 East 4th Street, Suite 2900, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included thereon. These financial statements are included in this registration statement in reliance on the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.
The statutory-basis financial statements of Integrity Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021, and the statutory-basis financial statements of The Western and Southern Life Insurance Company (WSLIC) as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021, included in this Statement of Additional Information have been audited by Ernst & Young LLP, 221 East 4th Street, Suite 2900, Cincinnati, Ohio 45202, independent auditors, as set forth in their reports included thereon. These financial statements are included in this registration statement in reliance on the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.
You should distinguish the statutory-basis financial statements of Integrity from the financial statements of the separate account and consider the Integrity statutory-basis financial statements only as they relate to the ability of Integrity to meet its obligations under the Contracts. You should consider the statutory-basis financial statements of WSLIC as bearing only on the ability of WSLIC to meet its obligations under its guarantee to Integrity policyholders dated March 3, 2000. You should not consider the Integrity or WSLIC statutory-basis financial statements as relating to the investment performance of the assets held in the Separate Account.

PART C - Other Information
Item 27.    Exhibits
The following exhibits are filed herewith or incorporated by reference as indicated:
1.Board of Directors Resolution. Resolutions of the Board of Directors of Integrity Life Insurance Company (Integrity) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference to Exhibit 99.1 to Registrant’s Post-Effective Amendment No. 15 to registration statement on Form N-4 (File No. 333-44876), filed November 7, 2008.
2.Custodian Agreements. Not applicable
3.Underwriting Contracts.
a.    Form of Selling/General Agent Agreement among Integrity, Touchstone Securities, Inc. and broker dealers. Incorporated by reference to Exhibit 99.3(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
b.    Form of Selling Agreement among W&S Financial Group Distributors, Inc., on behalf of Integrity, Touchstone Securities, Inc., and broker dealers. Incorporated by reference to Exhibit 99.3(B) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.
c.    Variable Contract Principal Underwriter Agreement with Touchstone Securities, Inc. dated January 1, 2006. Incorporated by reference to Exhibit 99.3(B) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
4.Contracts
a.    Form of variable annuity contract. Incorporated by reference to Exhibit 99.4(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-175480), filed July 12, 2011.
b.    Form of Guaranteed Minimum Accumulation Benefit Rider. Incorporated by reference to Exhibit 99.4(B) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-175480), filed April 25, 2012.
c.    Form of Guaranteed Minimum Withdrawal Benefit and Schedule Page. Incorporated by reference to Exhibit 99.4(C) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-175480), filed April 25, 2012.
d.    Form of Individual Guaranteed Lifetime Withdrawal Benefit and Schedule Page. Incorporated by reference to Exhibit 99.4(B) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
e.    Form of Spousal Guaranteed Lifetime Withdrawal Benefit and Schedule Page. Incorporated by reference to Exhibit 99.4(C) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
5.Applications. Incorporated by reference to Exhibit 99.5 to Registrant’s Post-Effective Amendment No. 4 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2014.
6.Depositor’s Certificate of Incorporation and By-Laws
a.    Articles of Incorporation and Redomestication of Integrity and Certificate of Amendment. Incorporated by reference to Exhibit 99.6(A) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
b.    By-Laws of Integrity. Incorporated by reference to Exhibit 99.6(B) to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
7.Reinsurance Contracts.
a.    Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1995. Incorporated by reference to Exhibit 99.7(A) to Registrant’s Post-Effective Amendment No. 5 to registration statement on Form N-4 (File No. 033-56654), filed May 1, 1996.
b.    Amendments dated May 1, 1996, June 12, 1998, September 24, 1999 and May 1, 2000 to Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1995.

Incorporated by reference to Exhibit 99.7(B) to Post-Effective Amendment No. 34 on Form N-4 (File No. 033-56654), filed April 24, 2009.
c.    Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company effective January 1, 1997 and amendments dated October 1, 1997, June 12, 1998, September 24, 1999 and May 1, 2000 to that Reinsurance Agreement. Incorporated by reference to Exhibit 99.7(C) to Post-Effective Amendment No. 34 on Form N-4 (File No. 033-56654), filed April 24, 2009.
8.Participation Agreements
a.    Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Integrity dated August 10, 2007. Incorporated by reference to Exhibit 99.8(A) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
b.    Amendment No. 1 to Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Integrity dated August 10, 2007. Incorporated by reference to Exhibit 99.8(B) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
c.    Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Integrity dated May 1, 2007. Incorporated by reference to Exhibit 99.8(C) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
d.    Rule 22c-2 Agreement between Fidelity Distributors Corporation and Integrity dated March 26, 2007. Incorporated by reference to Exhibit 99.8(D) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
e.    Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated January 6, 2003. Incorporated by reference to Exhibit 99.8(E) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
f.    Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 3, 2004. Incorporated by reference to Exhibit 99.8(F) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
g.    Amendment No. 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 1, 2007. Incorporated by reference to Exhibit 99.8(F) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
h.    Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated November 29, 2007. Incorporated by reference to Exhibit 99.8(G) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed on April 23, 2008.
i.    Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated November 29, 2010. Incorporated by reference to Exhibit 99.8(I) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
j.    Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated April 10, 2013. Incorporated by reference to Exhibit 99.8(J) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.
k.    Participation Agreement Addendum among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Touchstone Securities, Inc. and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(K) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.
l.    Administrative Services Agreement and relevant amendments between Franklin Templeton Services, LLC and Integrity dated January 6, 2003, amended August 1, 2007 and June 10, 2013. Incorporated by reference to Exhibit 99.8(L) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.
m.    Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and Integrity dated April 16, 2007. Incorporated by reference to Exhibit 99.8(M) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.

n.    Fund Participation Agreement among JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc., JPMorgan Funds Management, Inc. and Integrity dated April 24, 2009. Incorporated by reference to Exhibit 99.8(J) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
o.    Supplemental Payment Agreement between JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and Integrity dated April 24, 2009. Incorporated by reference to Exhibit 99.8(K) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
p.    Participation Agreement among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(D) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.
q.    Novation of and Amendment to Participation Agreement among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Integrity dated April 1, 2011. Incorporated by reference to Exhibit 99.8(M) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
r.    Selling Agreement between Allianz Global Investors Distributors LLC and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(E) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.
s.    Form of Services Agreement between Pacific Investment Management Company LLC and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(F) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.
t.    Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Integrity dated April 1, 2011. Incorporated by reference to Exhibit 99.8(P) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
u.    Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(G) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.
v.    Amendment No. 1 to Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Integrity dated November 1, 2009. Incorporated by reference to Exhibit 99.8(R) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
w.    Amendment No. 2 to Participation Agreement among Rydex Variable Trust, Rydex Distributors, LLC (formerly Rydex Distributors, Inc.) and Integrity dated December 20, 2010. Incorporated by reference to Exhibit 99.8(S) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
x.    Form of Variable Product Services Agreement between Rydex Distributors, Inc. and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(H) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.
y.    Amendment No. 1 to Variable Product Services Agreement between Rydex Distributors, LLC (formerly Rydex Distributors, Inc.) and Integrity dated December 20, 2010. Incorporated by reference to Exhibit 99.8(U) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
z.    Form of Administrative Services Agreement between PADCO Advisors II, Inc. and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(I) to Registrant’s Post-Effective Amendment No. 30 to registration statement on Form N-4 (File No. 033-56654), filed December 5, 2007.
aa.    Amendment No. 1 to Administrative Services Agreement between Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.) and Integrity dated December 20, 2010. Incorporated by reference to Exhibit 99.8(W) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
bb.    Fund Participation Agreement between Touchstone Variable Series Trust and Integrity dated April 30, 2001. Incorporated by reference to Exhibit 99.8(H) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 033-56654), filed October 15, 2001.
cc.    Amendment No. 1 to Fund Participation Agreement between Touchstone Variable Series Trust and Integrity dated January 26, 2006. Incorporated by reference to Exhibit 99.8(Y) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
dd.    Amendment No. 2 to Fund Participation Agreement among Touchstone Variable Series Trust, Touchstone Advisors, Inc. and Integrity dated December 31, 2009. Incorporated by reference to Exhibit 99.8(Z) to

Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
ee.    Rule 22c-2 Amendment to Participation Agreement between Touchstone Variable Series Trust and Integrity dated February 14, 2007. Incorporated by reference to Exhibit 99.8(Q) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
ff.    Shareholder Services Agreement between Touchstone Advisors, Inc. and Integrity dated January 1, 2008. Incorporated by reference to Exhibit 99.8(R) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
gg.    Fund Participation Agreement among BT Insurance Funds Trust, Bankers Trust Company and Integrity dated October 2, 1997. Incorporated by reference to Exhibit 99.8(CC) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
hh.    Rule 22c-2 Agreement between DWS Scudder Distributors and Integrity dated February 16, 2007. Incorporated by reference to Exhibit 99.8(T) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
ii.    Amendment No. 1 to Fund Participation Agreement among Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust), Bankers Trust Company and Integrity dated May 1, 2001. Incorporated by reference to Exhibit 99.8(EE) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
jj.    Amendment No. 2 to Fund Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. (formerly Bankers Trust Company) and Integrity dated May 1, 2002. Incorporated by reference to Exhibit 99.8(FF) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
kk.    Amendment No. 3 to Fund Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and Integrity dated May 1, 2004. Incorporated by reference to Exhibit 99.8(GG) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
ll.    Amendment No. 4 to Fund Participation Agreement among DWS Investments VIT Funds (formerly Deutsche Asset Management VIT Funds), Deutsche Asset Management, Inc. and Integrity dated July 22, 2006. Incorporated by reference to Exhibit 99.8(HH) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
mm.    Administrative services letter between Deutsche Investment Management Americas Inc. and Integrity dated January 31, 2007. Incorporated by reference to Exhibit 99.8(II) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
nn.    Distribution and Services Agreement between PFPC Distributors, Inc. and Integrity dated May 18, 2004. Incorporated by reference to Exhibit 99.8(JJ) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
oo.    Amendment No. 1 to Distribution and Services Agreement between PFPC Distributors, Inc. (as assigned to DWS Scudder Distributors, Inc.) and Integrity dated January 31, 2007. Incorporated by reference to Exhibit 99.8(KK) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
pp.    Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc and Integrity dated January 2, 2003. Incorporated by reference to Exhibit 99.8(LL) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
qq.    Amendment No. 1 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Integrity dated January 26, 2006. Incorporated by reference to Exhibit 99.8(MM) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
rr.    Amendment No. 2 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Integrity dated May 1, 2008. Incorporated by reference to Exhibit 99.8(NN) to Registrant’s Post-Effective Amendment No. 1 to registration statement on form N-4 (File No. 333-177616), filed April 25, 2012.
ss.    Amendment No. 3 to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. (as successor-in-interest to Morgan Stanley & Co. Incorporated), Morgan Stanley Investment Management Inc. and Integrity dated May 1, 2015. Incorporated by reference to Exhibit 99.8(SS) to Registrant’s Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.

tt.    Administrative Services Letter between Morgan Stanley Investment Management Inc. and Integrity dated May 1, 2015. Incorporated by reference to Exhibit 99.8(TT) to Registrant’s Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.
uu.    Rule 22c-2 Amendment to Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley & Co., Incorporated, Morgan Stanley Investment Management, Inc. and Integrity dated March 16, 2007. Incorporated by reference to Exhibit 99.8(V) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
vv.    Administrative Service Agreement between Morgan Stanley Distribution, Inc. (successor to Morgan Stanley & Co. Incorporated) and Integrity dated May 1, 2008. Incorporated by reference to Exhibit 99.8(W) to Registrant’s Post-Effective Amendment No. 14 to registration statement on Form N-4 (File No. 333-44876), filed April 23, 2008.
ww.    Amendment 1 to Administrative Service Agreement between Morgan Stanley Distribution, Inc. and Integrity dated May 1, 2015. Incorporated by reference to Exhibit 99.8(WW) to Registrant’s Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.
xx.    Servicing Agreement between The Universal Institutional Funds, Inc. and Integrity dated May 1, 2015. Incorporated by reference to Exhibit 99.8(XX) to Registrant’s Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.
yy.    Fund Participation Agreement among Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Integrity dated May 1, 2009. Incorporated by reference to Exhibit 99.8(SS) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
zz.    Assignment of Fund Participation Agreement among Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, Columbia Management Distributors, Inc. and Integrity to RiverSource Investments, LLC and RiverSource Fund Distributors, Inc. dated April 12, 2010. Incorporated by reference to Exhibit 99.8(TT) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
aaa.    Mutual Fund Sales Agreement between Columbia Management Distributors, Inc. and Touchstone Securities, Inc. dated May 1, 2009. Incorporated by reference to Exhibit 99.8(UU) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
bbb.    Agreement between Columbia Management Distributors, Inc. and Integrity dated May 1, 2009. Incorporated by reference to Exhibit 99.8(VV) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
ccc.    Assignment of Agreement between Columbia Management Distributors, Inc. and Integrity to RiverSource Fund Distributors, Inc. dated March 25, 2010. Incorporated by reference to Exhibit 99.8(WW) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
ddd.    Participation Agreement among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), INVESCO Distributors, Inc., Touchstone Securities, Inc. and Integrity dated June 1, 2010. Incorporated by reference to Exhibit 99.8(XX) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
eee.    Administrative Services Agreement between Invesco Advisors, Inc. and Integrity dated June 1, 2010. Incorporated by reference to Exhibit 99.8(YY) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
fff.    Distribution Services Agreement between INVESCO Distributors, Inc. and Integrity dated June 1, 2010. Incorporated by reference to Exhibit 99.8(ZZ) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
ggg.    Intermediary Agreement between Invesco Investment Services, Inc. and Integrity dated May 27, 2010. Incorporated by reference to Exhibit 99.8(AAA) to Registrant’s Post-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2012.
hhh.    Fund Participation Agreement among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC and Integrity dated April 29, 2011. Incorporated by reference to Exhibit 99.8(BBB) to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.
iii.    Distribution Sub-Agreement between BlackRock Variable Series Funds, Inc. and Integrity dated April 29, 2011. Incorporated by reference to Exhibit 99.8(DDD) to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.
jjj.    Administrative Services Agreement between BlackRock Advisors, LLC and Integrity dated April 29, 2011. Incorporated by reference to Exhibit 99.8(CCC) to Registrant’s Pre-Effective Amendment No. 1 to registration statement on Form N-4 (File No. 333-177616), filed December 28, 2011.

kkk.    Fund Participation Agreement among Northern Lights Variable Trust, ValMark Advisers, Inc., Northern Lights Distributors, LLC and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(DDD) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.
lll.    Distribution and Shareholder Services Agreement among Northern Lights Variable Trust, Touchstone Securities, Inc., and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(EEE) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.
mmm. Amendment to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investment LLC and Integrity dated May 1, 2011. Incorporated by reference to Exhibit 99.8(FFF) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.
nnn.    Amendment No. 2 to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investment LLC and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(GGG) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.
ooo.    Amendment to Selling Agreement between PIMCO Investment LLC and Integrity dated May 1, 2013. Incorporated by reference to Exhibit 99.8(HHH) to Registrant’s Post-Effective Amendment No. 2 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2013.
ppp.    Fund Participation and Service Agreement among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Integrity dated December 13, 2013. Incorporated by reference to Exhibit 99.8(MMM) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.
qqq.    Amendment No. 1 to Fund Participation and Service Agreement among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Integrity dated April 24, 2015. Incorporated by reference to Exhibit 99.8(QQQ) to Registrant’s Post-Effective Amendment No. 7 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2015.
rrr.    Business Agreement among American Funds Distributors, Inc., Capital Research and Management Company, Integrity and Touchstone Securities, Inc. dated December 13, 2013. Incorporated by reference to Exhibit 99.8(NNN) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.
sss.    Rule 22c-2 Agreement between American Funds Service Company and Integrity dated December 13, 2013. Incorporated by reference to Exhibit 99.8(OOO) to Registrant’s Post-Effective Amendment No. 4 to registration statement on Form N-4 (File No. 333-177616), filed April 25, 2014.
ttt.    Amendment No. 3 to Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Investment LLC and Integrity dated March 21, 2016. Incorporated by reference to Exhibit 99.8(TTT) to Registrant’s Post-Effective Amendment No. 8 to registration statement on Form N-4 (File No. 333-177616), filed April 28, 2016.
9.Administrative Contracts. Not applicable
10.Other Material Contracts. Not applicable.
11.Legal Opinion
a.Opinion and Consent of Bryan J. Kreyling, Esq. as to the legality of the securities registered. TO BE FILED IN SUBSEQUENT 485(b) AMENDMENT.
12.Other Opinions
a.    Consent of Independent Registered Public Accounting Firm. [to be filed in subsequent Rule 485(b) filing]
b.    Consent of Independent Auditors. [to be filed in subsequent Rule 485(b) filing]
13.Omitted Financial Statements. Not applicable.
14.Initial Capital Agreements. Not applicable.
15.Form of Initial Summary Prospectuses. Not applicable.
16.Powers of Attorney of members of the Board of Directors of The Western and Southern Life Insurance Company (WSLIC), specifically James N. Clark, Jo Ann Davidson, Robert B. Truitt, and Thomas L. Williams, each dated April 16,

2019. Incorporated by reference to Exhibit 99.13 to Registrant’s Post-Effective Amendment No. 11 to registration statement on Form N-4 (File No. 333-166995), filed April 26, 2019.
17.Guaranty from WSLIC to the policyholders of Integrity dated March 3, 2000. Incorporated by reference to Exhibit 99.14 to Registrant’s initial registration statement on Form N-4 (File No. 333-178438), filed December 12, 2011.
Item 28.     Directors and Officers of the Depositor
The names and principal business addresses* of the directors and officers of, and their positions with the Depositor, are as follows:

Directors:

John F. Barrett	Director, Chairman of the Board
Jill T. McGruder	Director, President and Chief Executive Officer
Jonathan D. Niemeyer	Director
Donald J. Wuebbling	Director

Officers:

John F. Barrett	Director, Chairman of the Board
Jill T. McGruder	Director, President and Chief Executive Officer
Ayana Gordon	Secretary
Brendan M. White	Senior Vice President and Co-Chief Investment Officer
Karen A. Chamberlain	Senior Vice President and Chief Information Officer
Kevin L. Howard	Senior Vice President and General Counsel
Daniel W. Harris	Senior Vice President and Chief Actuary
Mark E. Caner	Senior Vice President
Daniel J. Downing	Senior Vice President
Lisa B. Fangman	Senior Vice President
Phillip E. King	Senior Vice President and Auditor
David T. Henderson	Senior Vice President and Chief Risk Officer
Bradley J. Hunkler	Senior Vice President and Chief Financial Officer
James J. Vance	Senior Vice President and Co-Chief Investment Officer
Wade M. Fugate	Vice President and Controller
Bruce W. Maisel	Vice President and Chief Compliance Officer
Paul C. Silva	Vice President
Michael S. Speas	Vice President and Chief Information Security Officer
Aaron J. Wolf	Vice President and Chief Underwriter
Jay V. Johnson	Vice President and Assistant Treasurer
Terrie A. Wiedenheft	Vice President
Paul M. Kruth	Vice President
Denise L. Sparks	Vice President
Lindsay M. Connelly	Assistant Vice President, Assistant Treasurer
Benjamin E. Fotsch	Assistant Vice President
Christopher J. Roland	Assistant Vice President
Robert F. Noschang	Assistant Vice President
Amy M. Retzsch	Assistant Vice President
Donald P. Myers	Assistant Vice President
Ryan K. Richey	Assistant Vice President
Andrew P. Shull	Assistant Vice President
Jacob C. Steuber	Assistant Vice President
James R. Murray	Assistant Vice President, Director, Risk Management
John S. Musgrove	Assistant Vice President and Assistant Treasurer
Jason T. Anderson	Assistant Treasurer
Michael Marchese III	Assistant Treasurer
Brenda L. Elliott	Manager, Licensing
*The principal business address for the above is 400 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.

Item 29.    Persons Controlled by or Under Common Control with Integrity or Registrant

Affiliate	State	Entity Abb	Ownership	Type of Business
1373 Lexington Road Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
2758 South Main SPE, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	ownership and operation of real estate
309 Holding LLC	DE	LLC	97% owned by The Western and Southern Life Insurance Company, 1% owned by W&S Real Estate Holdings, Inc. and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
505 Courtland Owner, LLC	DE	LLC	100% owned by Courtland Apartments, LLC	real estate ownership entity(ies)
506 Phelps Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Alliant Tax Credit Fund 92 LP	CA	LP	13.4% limited partnership interest owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
Alta Mercer Crossing, LLC	DE	LLC	50% owned by Wood Mercer Crossing, LLC, 49% owned by Mercer Crossing Investor Holdings, LLC, and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Alta Preston Residences, LLC	DE	LLC	100% owned by Alta Preston, LLC	ownership and operation of real estate
Alta Preston, LLC	DE	LLC	100% owned by Alta, 47% owned by W&S Real Estate Holdings and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Arvada Kipling Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Ascent Plainfield, LLC	IN	LLC	64% owned by Stout Metro Housing Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Beardsley Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Boston Capital Corporate Tax Credit Fund XLIX	DE	LP	25.751% limited partnership interests owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
Buckeye Venture Partners, LLC	OH	LLC	60% owned by Fort Washington Investment Advisors, Inc. (FWIA); 40% owned by Peppertree Partners, LLC	private equity fund management
BVP NEO, LLC	OH	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Canal Senate Apartments, LLC	IN	LLC	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate

Cape Barnstable Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Carmel Holdings, LLC	OH	LLC	99% owned by W&S Real Estate Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Carmel Hotel Investor, LLC	OH	LLC	100% owned by Carmel Holdings, LLC	real estate ownership entity(ies)
Carmel Hotel, LLC	IN	LLC	99% owned by Carmel Hotel Investor, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Carthage Senior Housing, Ltd.	OH	LLC	98% owned by W&S Real Estate Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
CCA CBD Cincinnati LLC	OH	LLC	100% owned by 309 Holding, LLC	ownership and operation of real estate
Cedar Park Senior Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Cenizo Apartments Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Charlotte Park Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Chattanooga Southside Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Chestnut Healthcare Partners, L.P.	DE	LP	20% limited partnership interest owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
Cincinnati CBD Holdings, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Cinnaire Fund for Housing Limited Partnership 31	MI	LP	16.7% limited partnership interest owned by Columbus Life Insurance Company	real estate ownership entity(ies)
Cleveland East Hotel, LLC	OH	LLC	99% owned by WSALD CEH, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Columbus Life Insurance Company	OH	Corp	100% owned by The Western and Southern Life Insurance Company
Country Place Associates	OH	GP	90% owned by WS Country Place GP, LLC; 10% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Courtland Apartments, LLC	DE	LLC	47% owned by W&S Real Estate Holdings and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Cove Housing Investor Holdings, LLC	OH	LLC	98% W&S Real Estate Holdings, LLC and 2% Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Cranberry NP Hotel Company, LLC	PA	LLC	99% owned by NP Cranberry Hotel Investor LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate

Curve Luxury Apartments Investors, LLC	DE	LLC	59% owned by MC Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Curve Luxury Apartments, LLC	AZ	LLC	100% owned by Curve Luxury Apartments Investors, LLC	ownership and operation of real estate
Dallas City Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Day Hill Road Land LLC	CT	LLC	74% owned by W&S Real Estate Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Delco Lofts, LLC	OH	LLC	99% owned by Patterson at First Investor Holdings, LLC	ownership and operation of real estate
Dunvale Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Eagle Realty Capital Partners, LLC	OH	LLC	100% Eagle Realty Group, LLC	investment advisor
Eagle Realty Group, LLC	OH	LLC	100% owned by Western & Southern Investment Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	OH	Corp	100% owned by Eagle Realty Group, LLC	real estate ownership entity(ies)
Eagle Rose Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Eagle Rose Land Partners, LLC	DE	LLC	24% owned by Eagle Rose Apartment Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Eagle Rose Owner, LLC	DE	LLC	100% owned by Eagle Rose Land Partners, LLC	ownership and operation of real estate
Elan Dallas City Lights GP, LLC	DE	LLC	100% owned by Elan Dallas City Lights, LLC	real estate ownership entity(ies)
Elan Dallas City Lights Limited Partner, LP	DE	LLC	100% owned by Elan Dallas City Lights, LLC; 0% owned by Elan Dallas City Lights GP, LLC	real estate ownership entity(ies)
Elan Dallas City Lights Owner, LP	DE	LP	99% owned by Elan Dallas City Lights Limited Partner, LP; 1% owned by Elan Dallas City Lights GP, LLC	ownership and operation of real estate
Elan Dallas City Lights, LLC	DE	LLC	59% owned by Dallas City Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
EMF DT SA, LLC (2017) (Encore River Walk)	DE	LLC	100% owned by EMF River Walk Investments, LLC	ownership and operation of real estate
EMF River Walk Investments, LLC	DE	LLC	54% owned by South Flores Housing Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate

EP/WSE Glendale Venture, LLC	DE	LLC	49% owned by Beardsley Investor Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Flats at Springhurst LLC	KY	LLC	100% owned by Springhurst JV, L.L.C.	ownership and operation of real estate
Flats Springhurst Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Forsyth Halcyon AA Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Fort Washington Capital Partners, LLC (FWCP)	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	managing partner for numerous private equity funds
Fort Washington Emerging Market Debt LLC	DE	LLC	Managing Member is Fort Washington Fixed Income LLC	fixed income
Fort Washington Fixed Income LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private fixed income fund
Fort Washington Flexible Income LLC	DE	LLC	Managing Member is Fort Washington Fixed Income LLC	private fixed income fund
Fort Washington Full Discretion Fixed Income LLC	DE	LLC	Managing Member Fort Washington Fixed Income LLC and investors include The Western and Southern Life Insurance Company	managing member for private fixed income fund
Fort Washington High Yield Investors II, LLC	DE	LLC	managing member is FWCP	private fixed income fund
Fort Washington High Yield Investors LLC	DE	LLC	managing member is FWCP	private fixed income fund
Fort Washington Investment Advisors, Inc. (FWIA)	OH	Corp	100% owned by Western & Southern Investment Holdings, LLC	registered investment adviser
Fort Washington Private Equity Investors II, L.P.	DE	LP	general partner is FWCP and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors III, L.P.	DE	LP	general partner is FWCP and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors IV, L.P.	DE	LP	general partner is FWCP and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors IX, L.P.	DE	LP	general partner is FWPEI IX GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors IX-B, L.P.	DE	LP	General Partner is FWPEI IX GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund

Fort Washington Private Equity Investors IX-K, L.P.	DE	LP	general partner is FWPEI IX GP, LLC	private equity fund
Fort Washington Private Equity Investors V, L.P.	DE	LP	general partner is FWPEI V GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	DE	LP	general partner is FWPEI V GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors VI, L.P.	DE	LP	general partner is FWPEI VI GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors VII, L.P.	DE	LP	general partner is FWPEI VII GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors VIII, L.P.	DE	LP	general partner is FWPEI VIII GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors VIII-B, L.P.	DE	LP	General Partner is FWPEI VIII GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	DE	LP	general partner is FWPEI V GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors X, L.P.	DE	LP	general partner is FWPEI X GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Fort Washington Private Equity Investors X-B, L.P.	DE	LP	general partner is FWPEI X GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Opportunities Fund II, L.P.	DE	LP	General Partner is FWPEO II GP, LLC and The Western and Southern Life Insurance Company is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III, L.P.	DE	LP	General Partner is FWPEO III GP, LLC and The Western and Southern Life Insurance Company is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III-B, L.P.	DE	LP	General Partner is FWPEO III GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Opportunities Fund IV, L.P.	DE	LP	General Partner is FWPEO IV GP, LLC and The Western and Southern Life Insurance Company is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund IV-B, L.P.	DE	LP	General Partner is FWPEO IV GP, LLC and The Western and Southern Life Insurance Company is the sole limited partner	private equity fund
Fort Washington Private Equity Opportunities Fund IV-Feeder, LLC	DE	LLC	General Partner is FWPEO IV GP, LLC and Fort Washington Investment Advisors, Inc. is its Managing Member	private equity fund

Fort Washington Private Equity Opportunities Fund IV-K, L.P.	DE	LP	General partner is FWPEO IV GP, LLC	private equity fund
Fort Washington Private Equity Small Market Investors X-S, L.P.	DE	LP	General partner is FWPEI X GP, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Frontage Lodging Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
FWPEI IX GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	general partner of Fund IX
FWPEI V GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	general partner of the three private equity funds
FWPEI VI GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	general partner of Fund VI
FWPEI VII GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	general partner of Fund VII
FWPEI VIII GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	general partner of Fund VIII
FWPEI X GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	general partner of Fund X
FWPEO II GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO III GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO IV GP, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	general partner of Fund IV
Gateway at Arvada Ridge, LLC	DE	LLC	35.39% owned by Arvada Kipling Housing Holdings, LLC and 0.72% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Gerber Life Agency, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	insurance marketing services
Gerber Life Insurance Company	NY	Corp	100% owned by The Western and Southern Life Insurance Company
Glendale Beardsley, LLC	DE	LLC	100% owned by EP/WSE Glendale Venture, LLC (DE)	ownership and operation of real estate
Grand Dunes Senior Holding, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Great Lakes Capital Fund for Housing LP 30	MI	LP	13.5% limited partnership interest owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)

GS Lakeline AA Apartments, LLC	DE	LLC	49% owned by Cedar Park Senior Investor Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
GS McFarland AA Apartments, LLC	DE	LLC	49% owned by Forsyth Halcyon AA Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.
GS Nashville Hotel Owner, LLC	DE	LLC	100% owned by Nashville Hotel JV, LLC	ownership and operation of real estate
GS Short Pump AA Apartments Owner, LLC	DE	LLC	100% owned by GS Short Pump AA Apartments, LLC	ownership and operation of real estate
GS Short Pump AA Apartments, LLC	DE	LLC	49% owned by Three Chopt AA Investor Holdings, LLC; and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Heartis Venice JV, LLC	DE	LLC	49% owned by Tamiami Senior Investor Holdings, LLC (OH) and 1% owned Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Heartis Venice, LLC	DE	LLC	100% owned by Heartis Venice JV, LLC	ownership and operation of real estate
Houston Reverie, LLC	TX	LLC	59% owned by River Hollow Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
IFS Financial Services, Inc. (IFS)	OH	Corp	100% owned by Western-Southern Life Assurance Company (Western-Southern Life Assurance Company)	real estate ownership entity(ies)
JLB Southpark Apartments LLC	DE	LLC	49% owned by SP Charlotte Apts Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Jomax Holdings, LLC	DE	LLC	47% owned by W&S Real Estate Holdings and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Jomax Residences, LLC	DE	LLC	100% owned by Jomax Holdings, LLC	real estate ownership entity(ies)
KCJA X NNN Industrial Investor Holdings, LLC	OH	LLC	100% owned by Western-Southern Life Assurance Company	real estate ownership entity(ies)
KCWSE Palmetto Pointe, LLC	DE	LLC	64% owned by Cenizo Apartments Investor Holdings, LLC; and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Keller Hicks Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
LaFrontera Hotel LLC	TX	LLC	100% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
LaFrontera Lodging Partners LP	OH	LP	99% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Lennox Zionsville Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)

LLIA, Inc.	OH	Corp	100% owned by The Lafayette Life Insurance Company	general insurance agency
Lorraine Senior Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Lytle Park Inn, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Main Hospitality Holdings, LLC	OH	LLC	78.4% owned by W&S Real Estate Holdings, LLC and 1.6% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
MC Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Mercer Crossing Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Midtown Park Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Monterosso Apartments JV, LLC	DE	LLC	54% owned by Monterosso Housing Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Monterosso Apartments, LLC	DE	LLC	100% owned by Monterosso Apartments JV, LLC	ownership and operation of real estate
Monterosso Housing Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Monterosso Housing Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
MP Dallas Development Holdings, LLC	DE	LLC	49% owned by Midtown Park Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
MP Dallas Project Owner, LLC	DE	LLC	100% owned by MP Dallas Development Holdings, LLC	ownership and operation of real estate
Nashville Hotel JV, LLC	DE	LLC	52% owned by W&S REH and 3% by ERI	real estate ownership entity(ies)
National Integrity Life Insurance Company	NY	Corp	100% owned by ILIC
NEO Capital Fund, LP	DE	LP	General Partner is BVP NEO, LLC	private equity fund
North Pittsburgh Hotel LLC	PA	LLC	99% owned by WSALD NPH, LLC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
NP Cranberry Hotel Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC, 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)

NP Cranberry Hotel Investor, LLC	OH	LLC	100% owned by NP Cranberry Hotel Holdings, LLC	real estate ownership entity(ies)
OTR Housing Associates, L.P.	OH	LP	98% owned by The Western and Southern Life Insurance Company; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
OTR Redevelopment Group, LLC	OH	LLC	100% owned by OTR Walnut Housing, Ltd.	real estate ownership entity(ies)
OTR Transitional Housing, L.P.	OH	LP	99% owned by The Western and Southern Life Insurance Company	ownership and operation of real estate
OTR-Walnut Housing, Ltd.	OH	LLC	100% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Park BLVD Holdings, LLC	DE	LLC	47% owned by W&S Real Estate Holdings and 3% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Park BLVD Residences, LLC	DE	LLC	100% owned by Park Blvd Holdings, LLC	real estate ownership entity(ies)
Patterson at First Investor Holdings, LLC	OH	LLC	100% owned by Integrity Life Insurance Company	real estate ownership entity(ies)
Pleasanton Hotel Holding Company LLC	DE	LLC	69% owned by Pleasanton Hotel Investor Holdings, 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Pleasanton Hotel Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Pleasanton Project Owner, LLC	DE	LLC	100% owned by Pleasanton Hotel Holding Company LLC	ownership and operation of real estate
Portside Residences, LLC	DE	LLC	100% owned by PRLE, LLC	real estate ownership entity(ies)
Prairie Path Apts Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Price Road Hotel LLC	DE	LLC	64% owned by Price Willis Lodging Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Price Willis Lodging Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
PRLE, LLC	DE	LLC	49% owned by Grand Dunes Senior Holding, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Queen City Square Development I, LLC	OH	LLC	100% owned by Eagle Realty Group, LLC	operation of real estate
Queen City Square, LLC	OH	LLC	99.75% owned to The Western and Southern Life Insurance Company; .25% Eagle Realty Investments, Inc.	ownership and operation of real estate
R4 Housing Partners IX LP	DE	LLC	14.7% limited partnership interest owned by The Lafaye Insurance Company	real estate ownership entity(ies)

R4 Housing Partners V LP	DE	LP	9.3% limited partnership interest owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
R4 Housing Partners VI LP	DE	LP	16.7% limited partnership interest owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
R4 Housing Partners XV LP	DE	LP	25.42% limited partnership interests owned by The Lafayette Life Insurance Company	real estate ownership entity(ies)
Raleigh Hotel Holding Company LLC	DE	LLC	62% owned by W&SREH and 3% owned by ERI	real estate ownership entity(ies)
Raleigh Project Owner LLC	DE	LLC	100% owned by Raleigh Hotel Holding Company, LLC	ownership and operation of real estate
Rancho Presidio Fee Owner LLC	DE	LLC	100% owned by Rancho Presidio Land Partners LLC	real estate ownership entity(ies)
Rancho Presidio Land Partners LLC	DE	LLC	21.14% owned by W&S Real Estate Holdings and 3.86% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Randolph Tower Affordable Investment Fund, LLC	DE	LLC	99.99% owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
Raymond James Tax Cred Fund 46 L.L.C.	FL	LLC	28.91% limited partnership interests owned by Columbus Life Insurance Company	real estate ownership entity(ies)
Revel Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
River Hollow Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Russell Bay Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Russell Bay Fee Owner LLC	DE	LLC	100% owned by Russell Bay Land Partners LLC	ownership and operation of real estate
Russell Bay Land Partners LLC	DE	LLC	64% owned by Russell Bay Apartment Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
San Tan Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Sarasota Property Owner, LLC	DE	LLC	100% owned by Senior Living at Sarasota, LLC	ownership and operation of real estate
Senior Living at Sarasota, LLC	DE	LLC	49% owned by Lorraine Senior Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Seventh and Culvert Garage, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)

Sixth and Saratoga NW, LLC	KY	LLC	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
South Flores Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
South Kirkman Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
South Kirkman Fee Owner LLC	DE	LLC	100% owned by South Kirkman Land Partners LLC	ownership and operation of real estate
South Kirkman Land Partners LLC	DE	LLC	64% owned by South Kirkman Apartment Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Southside Tunnel Apartments Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Southside Works City Apartments, LLC	DE	LLC	49% owned by Southside Tunnel Apartments Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
SP Charlotte Apts Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Springhurst JV, L.L.C.	KY	LLC	64% owned by Flats Springhurst Investor Holdings, LLC; and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
SPX Holding LLC	OH	LLC	50% owned by W&SFG	Airplane ownership/leasing
SSW Jet Ltd	OH	LLC	50% owned by W&SFG	Airplane ownership/leasing
Stout Metro Housing Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Sundance Hotel Investor, LLC	OH	LLC	100% owned by Sundance LaFrontera Holdings, LLC	real estate ownership entity(ies)
Sundance Hotel, LLC	DE	LLC	64% owned by Sundance Hotel Investor, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Sundance LaFrontera Holdings, LLC	OH	LLC	98% owned by The Western and Southern Life Insurance Company and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Tamiami Senior Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
The Lafayette Life Insurance Company	OH	Corp	100% owned by Western & Southern Financial Group, Inc. (WSFG)
The Ohio Capital Fund LLC	OH	LLC	Managed by Buckeye Venture Partners, LLC	state funded private equity fund

The Western and Southern Life Insurance Company (WSLIC)	OH	Corp	100% owned by WSFG
Three Chopt AA Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Timacuan Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Timacuan Fee Owner LLC	DE	LLC	100% owned by Timacuan Land Partners LLC (DE)	ownership and operation of real estate
Timacuan Land Partners LLC	DE	LLC	64% owned by Timacuan Apartment Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Touchstone Advisors, Inc.	OH	Corp	100% owned by IFS Financial Services, Inc.	registered investment adviser
Touchstone Securities, Inc.	NE	Corp	100% owned by IFS Financial Services, Inc. Financial Services, Inc.	securities broker-dealer
Trevi Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Trevi Fee Owner, LLC	DE	LLC	100% Trevi Land Partners, LLC	ownership and operation of real estate
Trevi Land Partners, LLC	DE	LLC	64% Trevi Apartment Holdings, LLC; 1% Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Tri-State Growth Capital Fund I, L.P.	DE	LP	general partner is Tri-State Ventures, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Tri-State Growth Capital Fund II, L.P.	DE	LP	general partner is Tri-State Ventures II, LLC and investors include The Western and Southern Life Insurance Company	private equity fund
Tri-State Ventures II, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund
Tri-State Ventures, LLC	DE	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund
TXFL NNN Office Investor Holdings, LLC	OH	LLC	40.7408% owned by Western-Southern Life Assurance Company, 29.6296% owned by The Lafayette Life Insurance Company, 14.8148% owned by Integrity Life Insurance Company, 14.8148% owned by National Integrity Life Insurance Company	real estate ownership entity(ies)
UGR Holdings, LLC	DE	LLC	49% owned by University Shade Investor Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
University Grove Residences, LLC	DE	LLC	100% owned by UGR Holdings, LLC (DE)	ownership and operation of real estate
University Shade Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)

Vail Hotel Holdings ESHV, LLC	DE	LLC	74% owned by Frontage Lodging Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Vail Hotel Owner ESHV, LLC	DE	LLC	100% owned by Vail Hotel Holdings ESHV, LLC	ownership and operation of real estate
Vinings Trace, LLC	IN	LLC	99% owned by The Western and Southern Life Insurance Company, 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
W Apts Investor Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
W Flats Residences, LLC	DE	LLC	66.5% owned by W Apts Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
W&S Brokerage Services, Inc.	OH	Corp	100% owned by Western-Southern Life Assurance Company	investment advisor and broker dealer
W&S Financial Group Distributors, Inc.	OH	Corp	100% owned by Western-Southern Life Assurance Company	general insurance agency
W&S Real Estate Holdings, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
Warm Springs Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
Warm Springs Fee Owner LLC	DE	LLC	100% owned by Warm Springs Land Partners LLC	ownership and operation of real estate
Warm Springs Land Partners LLC	DE	LLC	64% owned by Warm Springs Apartment Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
West Crescent Venture Partners LLC	DE	LLC	49% owned by Revel Investor Holdings, LLC, and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
WestAd Leasing, LLC	OH	LLC	100% owned by Western & Southern Financial Group, Inc. (WSFG)	Airplane ownership/leasing
Western & Southern Agency, Inc.	OH	Corp	100% owned by The Western and Southern Life Insurance Company	general insurance agency
Western & Southern Financial Fund Inc	OH	NP Corp		charitable giving
Western & Southern Financial Group, Inc. (WSFG)	OH	Corp	100% owned by WSMHC	holding company
Western & Southern Investment Holdings, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
Western & Southern Mutual Holding Company (WSMHC)	OH	Corp	Mutual Insurance Holding Company

Western-Southern Life Assurance Company (WSLAC)	OH	Corp	100% owned by The Western and Southern Life Insurance Company
Westhouse Residences, LLC	DE	LLC	49% owned by Keller Hicks Investor Holdings, LLC (OH) and 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
WL Apartment Holdings, LLC	OH	LLC	98% owned by W&S Real Estate Holdings and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
WL Houston Parkway, LLC	TX	LLC	55% owned by WL Apartment Holdings and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entity(ies)
WS Airport Exchange GP, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
WS Country Place GP, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
WS Lookout JV, LLC	OH	LLC	100% owned by The Western and Southern Life Insurance Company	real estate ownership entity(ies)
WSALD CEH, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
WSALD NPH, LLC	OH	LLC	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entity(ies)
WSFG WG Aurora IL, LLC	OH	LLC	100% owned by Country Place Associates	ownership and operation of real estate
WSFG WG Charlotte NC, LLC	OH	LLC	100% owned by Country Place Associates	ownership and operation of real estate
WSFG WG Columbus OH, LLC	OH	LLC	100% owned by Vinings Trace, LLC	ownership and operation of real estate
WSFG WG Holding RI, LLC	OH	LLC	100% owned by Country Place Associates	ownership and operation of real estate
WSFG WG Providence RI, LLC	OH	LLC	100% owned by Country Place Associates	ownership and operation of real estate
WSFG WG Stallings NC, LLC	OH	LLC	100% owned by Vinings Trace, LLC	ownership and operation of real estate
WSL Partners, L.P.	DE	LP	general partner is FWCP and investors include The Western and Southern Life Insurance Company	private equity fund

Item 30.    Indemnification
Integrity’s By-Laws provide, in Article V, Section 5.1 provides:
To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

(a)    The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.
(b)    The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:
(1)    Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;
(2)    Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.
(c)     To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.
(d)     Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:
(1)    By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;
(2)    If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;
(3)    By the Shareholders; or
(4)    By the court of common pleas or the court in which such action, suit or proceeding was brought.
Any determination made by the disinterested Directors under Article (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.
(e)    (1)    Expenses, including attorney’s fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:
(i)    Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;
(ii)    Reasonably cooperate with the Corporation concerning the action, suit or proceeding.
(2)    Expenses, including attorney’s fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.
(f)    The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.
(g)    The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in whom the Corporation has a financial interest.
Item 31.    Principal Underwriters
(a)    Touchstone Securities, Inc. (Touchstone Securities) is the principal underwriter for Separate Account I of Integrity Life Insurance Company. Touchstone Securities also serves as an underwriter for Separate Account VUL of Integrity Life Insurance Company, Separate Account I of National Integrity Life Insurance Company, Western-Southern Life Assurance Company’s Separate Account 1, Columbus Life Insurance Company Separate Account I and for the shares of several series of Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Institutional Funds Trust and Touchstone Funds Group Trust, each of which is affiliated with the Depositor.
(b)    The names and principal business addresses* of the officers and directors of, and their positions with, Touchstone Securities, Inc. are as follows:
Directors:

James N. Clark    Director
Jill T. McGruder    Director and Chief Executive Officer
Jonathan D. Niemeyer    Director
Donald J. Wuebbling    Director
Officers:

E. Blake Moore, Jr.    President and Chief Executive Officer
Mary T. Mock    Sr. Vice President
Timothy J. Costanza    Vice President and Managing Director

Jay V. Johnson    Vice President and Treasurer
Sharon L. Karp    Vice President
Amy Fisher    Vice President
Timothy S. Stearns    Vice President and Interim Chief Compliance Officer
Terrie A. Wiedenheft    Chief Financial Officer
Benjamin J. Alge    Divisional Vice President
Timothy A. Bray    Divisional Vice President
Michael S. Jones    Assistant Vice President
Lindsay M. Connelly    Assistant Vice President and Assistant Treasurer
John S. Musgrove     Assistant Vice President and Assistant Treasurer
Jason T. Anderson    Assistant Treasurer
Michael Marchese III    Assistant Treasurer
Sarah Sparks Herron    Secretary
*The principal business address for the above is 303 Broadway, Cincinnati, Ohio 45202, unless otherwise noted.
(c)    Not applicable.
Item 32.    Location of Accounts and Records
The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 400 Broadway, Cincinnati, Ohio 45202
Item 33.    Management Services
There are currently no management-related services provided to the Registrant.
Item 34.    Fee Representation
Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, the Registrant and Depositor represent that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

EXHIBIT INDEX
Item 27(k) Legal Opinion. Opinion and Consent of Bryan J. Kreyling, Esq. as to the legality of the securities registered. TO BE FILED IN SUBSEQUENT 485(b) FILING.
Item 27(l)
(1)    Consent of Independent Registered Public Accounting Firm. [to be filed in subsequent Rule 485(b) filing]
(2)    Consent of Independent Auditors. [to be filed in subsequent Rule 485(b) filing]

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati and State of Ohio on this 2nd day of February, 2022.
SEPARATE ACCOUNT I OF
INTEGRITY LIFE INSURANCE COMPANY
(Registrant)
By: Integrity Life Insurance Company
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
(Guarantor)

By:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati and State of Ohio on this 2nd day of February, 2022.
INTEGRITY LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO

The following persons, in the capacities and on the dates indicated, have signed this Registration Statement as required by the Securities Act of 1933:

PRINCIPAL EXECUTIVE OFFICER:	/s/ Jill T. McGruder
Jill T. McGruder, President and CEO
February 2, 2022

PRINCIPAL FINANCIAL OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Senior Vice President and Chief Financial Officer
February 2, 2022

PRINCIPAL ACCOUNTING OFFICER:	/s/ Wade M. Fugate
Wade M. Fugate, Vice President and Controller
February 2, 2022

DIRECTORS:

/s/ John F. Barrett	/s/ Jonathan D. Niemeyer
John F. Barrett	Jonathan D. Niemeyer
February 2, 2022	February 2, 2022
/s/ Jill T. McGruder	/s/ Donald J. Wuebbling
Jill T. McGruder	Donald J. Wuebbling
February 2, 2022	February 2, 2022

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Guarantor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati and State of Ohio on this 2nd day of February, 2022.
THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY
(Guarantor)

By:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO

PRINCIPAL EXECUTIVE OFFICER:	/s/ John F. Barrett
John F. Barrett, Chairman, President and CEO
February 2, 2022

PRINCIPAL FINANCIAL OFFICER:	/s/ Bradley J. Hunkler
Bradley J. Hunkler, Senior Vice President and Chief Financial Officer
February 2, 2022

PRINCIPAL ACCOUNTING OFFICER:	/s/ Wade M. Fugate
Wade M. Fugate, Vice President and Controller
February 2, 2022

DIRECTORS:

/s/ John F. Barrett	/s/ Wade M. Fugate
John F. Barrett	Wade M. Fugate, Attorney-in-Fact for Jo Ann Davidson
February 2, 2022
February 2, 2022

/s/ Wade M. Fugate	/s/ Wade M. Fugate
Wade M. Fugate, Attorney-in-Fact for James N. Clark	Wade M. Fugate, Attorney-in-Fact for Robert B. Truitt
February 2, 2022	February 2, 2022

/s/ Wade M. Fugate
Wade M. Fugate, Attorney-in-Fact for Thomas L. Williams
February 2, 2022